As filed with the U.S. Securities and Exchange Commission on April 20, 2026
Securities Act File No. 033‑40603
Investment Company Act File No. 811‑06310

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 98	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 99

LEGG MASON PARTNERS VARIABLE INCOME TRUST*
(Exact Name of Registrant as Specified in Charter)

One Madison Avenue
New York, NY 10010
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 877‑6LM‑FUND/656‑3863

Name and address of agent for service:	Copy to:

Marc De Oliveira	Bryan Chegwidden, Esq.	Adam M. Schlichtmann, Esq.
Franklin Templeton	Ropes & Gray LLP	Ropes & Gray LLP
100 First Stamford Place	1211 Avenue of the Americas	Prudential Tower, 800 Boylston Street
Stamford, Connecticut 06902	New York, New York 10036	Boston, Massachusetts 02199
Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

*	This filing relates solely to Western Asset Core Plus VIT Portfolio, Western Asset Long Credit VIT and Western Asset Variable Global High Yield Bond Portfolio.

WESTERN ASSET
CORE PLUS VIT
PORTFOLIO

Prospectus	May 1, 2026
Share class (Symbol): I (QLMHIX), II (LVITX)

Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectuses for those contracts and information for those plans.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this fund through a separate account or qualified plan is presented in the contract prospectus through which the fund’s shares are offered to you or in the information provided by your plan.

Shareholder fees
(fees paid directly from your investment)
	Class I	Class II
Maximum sales charge (load) imposed on purchases	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management fees	0.45	0.45
Distribution and/or service (12b-1) fees	None	0.25
Other expenses	0.15	0.15
Total annual fund operating expenses	0.60	0.85
Fees waived and/or expenses reimbursed[1]	(0.06)	(0.06)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	0.54	0.79

[1]
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.54% for Class I shares and 0.79% for Class II shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

2	Western Asset Core Plus VIT Portfolio

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity and variable life contract charges. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class I (with or without redemption at end of period)	55	186	329	744
Class II (with or without redemption at end of period)	81	265	465	1,042
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 120% of the average value of its portfolio. If mortgage dollar roll transactions had been excluded, the fund’s portfolio turnover rate for the most recent fiscal year would have been 50% of the average value of its portfolio.
Principal investment strategies
The fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities.
Although the fund may invest in securities of any maturity, the fund normally expects to maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by the fund’s subadvisers. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer).
The fund may invest up to 20% of its total assets in non-U.S. dollar denominated securities. Up to 20% of the fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities of comparable quality at the time of purchase (as determined by the subadvisers). Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “high yield” or “junk” bonds. The fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The fund may invest a substantial portion of its assets in mortgage-backed and asset‑backed securities.
The fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non‑hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures, and forwards.
In particular, the fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial

Western Asset Core Plus VIT Portfolio	3

economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities or the broader U.S. or global economies. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

4	Western Asset Core Plus VIT Portfolio

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies.
The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

Western Asset Core Plus VIT Portfolio	5

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.
U.S. government securities risk. The fund may hold U.S. government securities that are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. In addition, the events surrounding the U.S. federal government debt ceiling and any resulting agreement (and similar political, economic and other developments) could adversely affect the fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the fund and the fund itself.
In the past, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio turnover risk. Active and frequent trading will increase the fund’s transaction costs, which could detract from fund performance.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.
Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset‑backed securities are subject to similar risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and therefore certain asset-backed securities present a heightened level of risk.

6	Western Asset Core Plus VIT Portfolio

Portfolio management risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadvisers. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

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Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year of Class I shares. The table shows the average annual total returns of each class of the fund and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes certain information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund and share class). Updated performance information can be obtained by calling the fund at 877-6LM-FUND/656-3863.
The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
Fees paid by the separate accounts or qualified plans through which shares of the fund are sold are not reflected in the accompanying bar chart and table. If they were, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of the expenses associated with the account or plan.

Best Quarter (12/31/2023): 8.16  Worst Quarter (03/31/2022): (8.24)

Average annual total returns (%)
(for periods ended December 31, 2025)

	1 year	5 years	10 years
Class I	7.75	(1.44)	2.11
Class II	7.69	(1.67)	1.85
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.30	(0.36)	2.01
Bloomberg U.S. Corporate High Yield—2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes)	8.62	4.50	6.52
No one index is representative of the fund’s portfolio.
Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

8	Western Asset Core Plus VIT Portfolio

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)
Subadvisers: Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”). References to the “subadviser” include each applicable subadviser.
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

Michael C. Buchanan	Chief Investment Officer	2024

Mark S. Lindbloom	Deputy CIO, Portfolio Manager	2015

Amit Chopra	Portfolio Manager	January 2026

Frederick R. Marki*	Portfolio Manager	2018

Nicholas Mastroianni	Portfolio Manager	January 2026

Julien A. Scholnick**	Portfolio Manager	2016

Rafael Zielonka	Portfolio Manager	May 2026

*	Effective September 30, 2026, Julien A. Scholnick will step down as a member of the fund’s investment professional team.
**	Effective December 31, 2026, Frederick R. Marki will step down as a member of the fund’s investment professional team.
Purchase and sale of fund shares
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies, through qualified pension and retirement plans or by qualified funds of funds whose investors consist solely of separate accounts of participating life insurance companies and/or qualified pension and retirement plans. Additional information regarding eligibility to invest in shares of the fund can be found in the Statement of Additional Information (“SAI”). Prospective investors should consult their own tax professionals regarding their eligibility to hold fund shares. Shares of the fund may be purchased and redeemed each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of a request in good order.
The fund does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.
Tax information
Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for U.S. federal income tax purposes. See the accompanying contract prospectus for information regarding the U.S. federal income tax treatment of the distributions to separate accounts and the holders of the contracts.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes.“Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

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More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified below.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
The fund will consider an issuer to be a “non-U.S. issuer” if the issuer is a non-U.S. government (including any sub-division, agency or instrumentality of a non-U.S. government), a supranational entity or any other issuer (including corporate issuers) organized under the laws of a country outside of the United States and having a principal place of business outside of the United States. The fund will consider all other issuers to be “U.S. issuers.”
The fund will consider the entity that issues the security backed by the pool of assets supporting a mortgage-backed or asset‑backed security to be the “issuer” for purposes of its investment limitations set forth above.
The fund invests in a portfolio of fixed income securities of various maturities, and under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities.
The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
Maturity and duration
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The fund normally expects to maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by the fund’s subadvisers. The dollar-weighted average effective duration of the fund may fall outside of its expected range due to market movements. If this happens, the fund’s subadvisers will take action to bring the fund’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.
Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of particular features of a security (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.
Generally, the longer a fund’s effective duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
The maturity of a security may be significantly longer than its effective duration. A security’s maturity may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the difference in yield between U.S. Treasuries and certain other types of securities.
Credit quality
The fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above, or, if unrated, determined to be of comparable credit quality by the subadviser), but may invest up to 20% of its assets in below investment grade bonds (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be below investment grade by the subadviser).The continued holding of a security downgraded below its rating at the time of purchase will be evaluated on a case by case basis. As a result, the fund may from time to time hold debt securities that are rated below investment grade in excess of the amounts described in its investment limitations. Securities rated below investment grade (i.e., securities rated below the Baa/BBB categories) are commonly known as “junk bonds” or “high yield securities.” If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, foreign currency futures, options (including options on credit default swaps), swaps (including interest rate swaps and buying and selling credit default swaps), forwards, warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a substitute for buying or selling securities

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•	As a means of changing investment characteristics of the fund’s portfolio
•	As a cash flow management technique
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. The fund’s investments in derivatives and other synthetic instruments that the subadviser believes have economic characteristics similar to those securities described in the fund’s 80% investment policy will be counted towards satisfaction of that investment policy.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadvisers may choose not to make use of derivatives.
Fixed income securities
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Stripped securities
Certain fixed income securities, called stripped securities, represent the right to receive either payments of principal (“POs”) or payments of interest (“IOs”) on underlying pools of mortgages or on government securities. The value of these types of instruments may change more drastically during periods of changing interest rates than debt securities that pay both principal and interest. Interest-only and principal-only mortgage-backed

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securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them.
Corporate debt
Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry variable or floating rates of interest.
Loans
The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to illiquidity risk. The fund may acquire an interest in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.” Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s redemption obligations. Bank loans may not be considered securities and therefore, the fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.
U.S. government obligations
U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the U.S. Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. government obligations include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.
Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government.
Sovereign debt
The fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions
•	Fixed income securities issued by government-owned, controlled or sponsored entities
•	Interests issued for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers
•	Participations in loans between governments and financial institutions
•
Fixed income securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
Mortgage-backed and asset-backed securities
Mortgage-backed securities may be issued by private issuers, by U.S. government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.

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Residential mortgage-backed securities (“RMBS”) are comprised of a pool of mortgage loans created by banks and other financial institutions. Commercial mortgage-backed securities (“CMBS”) are a type of mortgage-backed security backed by commercial mortgages rather than residential real estate.
Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. CMOs may be collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, or may be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the issuer with income to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
Municipal securities
Municipal securities include debt obligations issued by any of the 50 U.S. states and the District of Columbia or their political subdivisions, agencies and public authorities, certain other U.S. governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related fiscal period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
Foreign and emerging markets securities
The fund may invest its assets in securities of foreign issuers, including mortgage-backed securities and asset-backed securities issued by foreign entities. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers, as well as factors affecting the particular issuers. The fund may invest in foreign securities issued by issuers located in emerging market countries. The fund considers a country to be an emerging market country, if, at the time of investment, it is represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or categorized by the World Bank in its annual categorization as middle- or low-income. To the extent the fund invests in these securities, the risks associated with investment in foreign issuers will generally be more pronounced.

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Preferred stock and convertible securities
The fund may invest in preferred stock and convertible securities, including contingent convertible securities (“CoCos”). Preferred stock represents equity ownership of an issuer that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay dividends at fixed or variable rates. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates (unless the conversion price substantially exceeds the value of the common stock) and tends to exhibit greater volatility.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over‑the‑counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Securities of other investment companies
The fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules thereunder. If the fund acquires shares of other investment companies, fund shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the other investment companies.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadvisers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for U.S. federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its U.S. federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.

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When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Forward roll transactions
In a forward roll transaction (also referred to as a mortgage dollar roll), the fund sells a mortgage-backed security while simultaneously agreeing to purchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.
Investments in forward roll transactions involve a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund (see “When-issued securities, delayed delivery, to be announced and forward commitment transactions”).
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadvisers. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Restricted and illiquid securities
Restricted securities are securities subject to legal or contractual restrictions on their resale. An “illiquid security” is any security which the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such conditions might prevent the sale of such securities at a time when the sale would otherwise be desirable. The fund will not acquire “illiquid securities” if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. The fund may determine that some restricted securities can be more readily sold, for example to qualified institutional buyers pursuant to SEC Rule 144A, and therefore may treat certain such securities as “liquid” for purposes of limitations on the amount of illiquid securities it may own. Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified buyers become, for a time, uninterested in buying these securities. These securities may be difficult to value, and the fund may have difficulty disposing of such securities promptly. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of

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these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Non-U.S. currency transactions
The fund may engage in non-U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non-U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non-U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.
Inflation-indexed, inflation-protected and related securities
Inflation-indexed and inflation-protected securities are fixed income securities that are structured to provide protection against inflation and whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal.
Inflation-protected securities denominated in the U.S. dollar include U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), as well as other bonds issued by U.S. and non-U.S. government agencies and instrumentalities or corporations and derivatives related to these securities. U.S. TIPS are inflation-protected securities issued by the U.S. Department of the Treasury the principal amounts of which are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers, calculated with a three-month lag). U.S. TIPS pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of U.S. TIPS is not guaranteed and will fluctuate.
The value of inflation-indexed and inflation-protected securities held by the fund fluctuates in response to changes in real interest rates. In addition, if nominal interest rates increase at a faster rate than inflation, causing real interest rates to rise, it will lead to a decrease in the value of inflation-indexed or inflation-protected securities.
The fund may invest in other fixed-income securities that, in the belief of the fund’s subadvisers, will provide protection against inflation, including floating rate and other short duration securities. Floating rate securities bear interest at rates that are not fixed but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadvisers have the ability to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes

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in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or industry or a particular issuer. To the extent that securities of certain issuers behave or are perceived to behave similarly to each other, the market prices of those securities (or the market as a whole) may fall in response to a decline in the price of a particular security. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities or the broader U.S. or global economies. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of

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the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.

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Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. Such a decline in the value of a fund’s assets is more likely in the case of funds managed from non-U.S. offices for which the time period between the net asset value determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.

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The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Current derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less regulated, less transparent and more volatile markets. The markets for some foreign securities are relatively new, and the rules and policies relating to these markets are not fully developed and may change. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, tariffs and trade disputes, economic sanctions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may, from time to time, be unable to inspect audit work papers in certain foreign or emerging market countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign investments may also be adversely affected by U.S. government or international interventions, restrictions or economic sanctions, which could negatively affect the value of an investment or result in the fund selling an investment at a disadvantageous time.
The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes.
It may be difficult for the fund to pursue claims against a foreign issuer or other parties in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. In the past, some non-U.S. governments have defaulted on principal and interest payments.
If the fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
In certain foreign markets, settlement and clearance of trades may experience delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer) due to, among other factors,

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low trading volumes and volatile prices. The custody or holding of securities, cash and other assets by local banks, agents and depositories in securities markets outside the United States may entail additional risks. Governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and may be subject to limited or no government oversight. In extreme cases, the fund’s securities may be misappropriated or the fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of investments in emerging markets. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.
U.S. government securities risk. The fund may hold U.S. government securities that are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. In addition, the events surrounding the U.S. federal government debt ceiling and any resulting agreement (and similar political, economic and other developments) could adversely affect the fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the fund and the fund itself.
In the past, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.
Investment in loans risk. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s redemption obligations. Because junior loans are unsecured and subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Junior loans generally have greater price volatility than senior loans and may have lower liquidity as compared to senior loans. In addition, investments in loans may be difficult to value and may be illiquid. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement

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periods, which may increase the expenses of the fund or cause the fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the fund’s net asset value. Opportunities to invest in loans or certain types of loans, such as senior loans, may be limited. The limited availability of loans may be due to a number of reasons, including that direct lenders may allocate only a small number of loans to new investors, including the fund. There also may be fewer loans made or available, particularly during economic downturns. There is also a possibility that originators will not be able to sell participations in junior loans, which would create greater credit risk exposure for the holders of such loans. Bank loans may not be considered securities under federal securities laws and therefore, the fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.
Covenant lite loans risk. Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. Accordingly, the fund may have fewer rights against a borrower when it invests in or has exposure to covenant lite loans. This may expose the fund to greater credit risk associated with the borrower and reduce the fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.
Convertible securities risk. Convertible securities are subject to stock market and other risks associated with equity securities, as well as the credit, interest rate and other risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
Contingent convertible securities (“CoCos”) risk. CoCos are hybrid securities most commonly issued by banking institutions that present risks similar to debt securities and convertible securities. CoCos are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside its control, and the fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence. The value of CoCos is unpredictable and may be influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Portfolio turnover risk. Active and frequent trading will increase the fund’s transaction costs, which could detract from fund performance.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Hedging risk. The decision as to whether and to what extent the fund will engage in hedging transactions to hedge against risks such as currency risk, credit risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the fund, the availability of suitable transactions and regulatory restrictions. The fund may not engage in hedging transactions even when it would have been advantageous to do so. Hedges are sometimes subject to imperfect matching between the derivative and the underlying asset or index, so the fund could lose money on both a hedging transaction and the transaction being hedged; accordingly, there can be no assurance that hedging strategies, if used, will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

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Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The principal value of inflation-indexed securities declines in periods of deflation, and holders of such securities may experience a loss. Although the holders of U.S. TIPS receive no less than the par value of the security at maturity, if the fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.
Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though the fund will not receive cash representing the increase at that time. As a result, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended. See “Taxes” in the SAI.
If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by the fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the actual rate of inflation in the prices of goods and services.
Mortgage-backed and asset-backed securities risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and value. Certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Although interest rates have significantly increased in the last several years, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector.
Portfolio management risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadvisers. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the fund.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear

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both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI. For more information about the fund’s portfolio holdings, please visit the fund’s website, www.franklintempleton.com/prospectus, and click on the name of the fund.

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More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) is the fund’s investment manager. FTFA, with offices at One Madison Avenue, New York, New York 10010, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of December 31, 2025, FTFA’s total assets under management were approximately $138.83 billion.
Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”) provide the day-to-day portfolio management of the fund as subadvisers. It is anticipated that Western Asset Japan will cease to serve as a subadviser to the fund effective June 30, 2026, and that Western Asset Singapore will assume the duties and responsibilities of Western Asset Japan at such time.
Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. Western Asset London was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145.
Western Asset London, Western Asset Japan and Western Asset Singapore provide certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Western Asset London generally manages global and non-U.S. dollar fixed income mandates, Western Asset Japan generally manages Japanese fixed income mandates, and Western Asset Singapore generally manages Asian (other than Japan) fixed income mandates. Each office provides services relating to relevant portions of Western Asset’s broader portfolios as appropriate.
Western Asset London, Western Asset Japan and Western Asset Singapore undertake investment-related activities including investment management, research and analysis, and securities settlement.
Western Asset employs a team approach to investment management that utilizes relevant staff in multiple offices around the world. Expertise from Western Asset investment professionals in those offices add local sector investment experience as well as the ability to trade in local markets. Although the investment professionals at Western Asset London, Western Asset Japan, and Western Asset Singapore are responsible for the management of the investments in their local sectors, Western Asset provides overall supervision of their activities for the fund to maintain a cohesive investment management approach.
Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2025, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Japan and Western Asset Singapore, were approximately $216.97 billion.
FTFA pays the subadvisers a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset, Western Asset London, Western Asset Japan or Western Asset Singapore.
FTFA, Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.68 trillion.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

Investment professional	Title and recent biography	Investment professional of the fund since
Michael C. Buchanan	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2024
Mark S. Lindbloom	Deputy CIO, Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2015
Amit Chopra	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	January 2026

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Frederick R. Marki*	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2018
Nicholas Mastroianni	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	January 2026
Julien A. Scholnick**	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2016
Rafael Zielonka	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	May 2026

*	Effective September 30, 2026, Julien A. Scholnick will step down as a member of the fund’s investment professional team.
**	Effective December 31, 2026, Frederick R. Marki will step down as a member of the fund’s investment professional team.
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.45% of the first $500 million, 0.425% of the next $500 million and 0.40% of assets over $1 billion of its average daily net assets.
For the fiscal year ended December 31, 2025, the fund paid FTFA an effective management fee of 0.38% of the fund’s average daily net assets for management services. The effective management fee reflects any fees waived by the manager (including any fees waived in connection with investments by the fund in affiliated investment companies for which the fund paid a management fee).
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s report on Form N-CSR for the period ended June 30, 2025.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.54% for Class I shares and 0.79% for Class II shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2027, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadvisers, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a Rule 12b-1 shareholder services and distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the class. The plan allows Class II shares of the fund to bear distribution fees

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in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. From time to time, Franklin Distributors and/or financial intermediaries may agree to a reduction or waiver of these fees. This fee is an ongoing expense and over time may cost you more than paying other types of sales charges. Class I shares are not subject to any distribution and/or service fees.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan, or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Share transactions
Share classes
The fund has two share classes, Class I and Class II shares. Class I and Class II shares have different expense structures. Class I shares are not subject to a shareholder services and distribution fee, while Class II shares are subject to a shareholder services and distribution fee of 0.25% of the average daily net assets of the class.
Availability of the fund
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies, through qualified pension and retirement plans or by qualified funds of funds whose investors consist solely of separate accounts of participating life insurance companies and/or qualified pension and retirement plans. Additional information regarding eligibility to invest in shares of the fund can be found in the SAI. Prospective investors should consult their own tax professionals regarding their eligibility to hold fund shares. Shares of the fund are sold at the fund’s net asset value next determined after receipt by the fund, through its agent, of a purchase request in good order.
The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance company’s separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the Board to be in the best interests of the fund’s shareholders.
The fund reserves the right to reject any specific purchase order.
Certain insurance companies may have selected, and the Distributor may have made available, fund share classes with distribution and/or service-related fees that are higher than other available share classes. As a result of higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the Distributor or its affiliates to such insurance company would decrease.
Redemption of shares
The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund, through its agent, of a redemption order from a separate account and by qualified plans, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the second day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.
Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
The fund may pay all or a portion of redemption proceeds by delivering securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). In that event, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption.
The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.
During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements or by giving securities.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading (“Frequent Trading Policy”):

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Frequent trading generally. The fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of fund shares, often referred to as “frequent trading,” and asks its fund of fund investors and participating life insurance companies (“Insurers”) for their cooperation in trying to discourage such activity in their separate accounts by contract holders and their service agents. The fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the fund’s manager or transfer agent such trading may interfere with the efficient management of the fund’s portfolio, may materially increase the fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the fund and its shareholders.
The Frequent Trading Policy applies to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account.
Frequent trading consequences. If information regarding trading activity in the fund or in any other Franklin Templeton affiliated fund or non-Franklin Templeton affiliated fund is brought to the attention of the fund’s manager or transfer agent and based on that information the fund or its manager or transfer agent in their sole discretion conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the fund may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which a shareholder may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund). In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund or its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the fund and the underlying funds in which the fund invests.
In considering trading activity, the fund may consider, among other factors, trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership.
Frequent trading through Insurers. An Insurer’s order for purchases and/or redemptions pursuant to a contract holder’s instructions (including purchases and/or redemptions by an exchange or transfer between the fund and any mutual fund) are submitted pursuant to aggregated orders (“Aggregated Orders”). A fund of fund’s order for purchases and/or redemptions pursuant to its investors’ instructions are also submitted pursuant to Aggregated Orders. While the fund will encourage Insurers and funds of funds to apply the Frequent Trading Policy to their investors, the fund is limited in its ability to monitor the trading activity or enforce the Frequent Trading Policy because Insurers and funds of funds have the relationships with, and are responsible for maintaining the account records of, the individual investors. For example, should it occur, the fund may not be able to detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify in the Aggregated Orders used by Insurers and fund of fund investors.
Therefore, the fund or its agent selectively monitor the Aggregated Orders used by Insurers and fund of fund investors for purchases, exchanges and redemptions in respect of all their investors and seek the cooperation of Insurers and fund of fund investors to apply the Frequent Trading Policy. There may be legal and technological limitations on the ability of an Insurer or fund of fund to impose trading restrictions and to apply the Frequent Trading Policy to their investors through such methods as implementing short-term trading limitations or restrictions, assessing the fund’s redemption fee (if applicable) and monitoring trading activity for what might be frequent trading. As a result, the fund may not be able to determine whether trading by Insurers or funds of funds in respect of their investors is contrary to the Frequent Trading Policy.
Risks from frequent trading. Depending on various factors, including the size of the fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades and the types of securities in which the fund typically invests, short-term or frequent trading may interfere with the efficient management of the fund’s portfolio, increase the fund’s transaction costs, administrative costs and taxes and/or impact fund performance.
In addition, if the nature of the fund’s portfolio holdings exposes the fund to “arbitrage market timers,” the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the fund’s net asset value per share. A fund that invests significantly in foreign securities may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the fund’s international portfolio securities trade and the time as of which the fund’s net asset value is calculated. Arbitrage market timers may purchase shares of the fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s net asset value. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.
Since the fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (relatively illiquid securities), the fund may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of these relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.
The fund is currently using several methods to reduce the risk of frequent trading. These methods include:

Western Asset Core Plus VIT Portfolio	29

•	seeking the cooperation of Insurers and funds of funds to assist the fund in identifying potential frequent trading activity;
•	committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Frequent Trading Policy;
•	monitoring potential price differentials following the close of trading in foreign markets to determine whether the application of fair value pricing procedures is warranted; and
•	seeking the cooperation of financial intermediaries to assist the fund in identifying frequent trading activity.
Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the fund seeks to make judgments and applications that are consistent with the interests of the fund’s shareholders. There is no assurance that the fund or its agents will gain access to any or all information necessary to detect frequent trading in Insurers’ separate accounts. While the fund will seek to take actions (directly and with the assistance of Insurers) that will detect frequent trading, it cannot represent that such trading activity can be minimized or completely eliminated.
Revocation of frequent trading trades. Transactions placed in violation of the Frequent Trading Policy or exchange limit guidelines are not necessarily deemed accepted by the fund and may be cancelled or revoked by the fund, in full or in part, as soon as practicable following receipt by the fund and prompt inquiry of the intermediary.
Dividends, other distributions and taxes
Distributions made by the fund are automatically reinvested in additional shares of the fund at net asset value unless the fund is instructed otherwise. Distributions to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause contract holders to recognize income or gain for U.S. federal income tax purposes. The amount of any dividends or distributions will vary, and there is no guarantee that any dividends or distributions will be paid. Please see the accompanying contract prospectus for information regarding the U.S. federal income tax treatment of distributions to the separate accounts and to contract holders.
In order to enable insurance company separate accounts investing in the fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Internal Revenue Code of 1986, as amended (the “Code”), the fund intends to structure its portfolio in a manner that complies with those requirements and to prohibit investment in the fund by investors other than separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and life insurance contracts and certain qualified pension and retirement plans and other regulated investment companies whose shares are generally offered only to such separate accounts and pension and retirement plans. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of U.S. government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative asset diversification test may be satisfied under certain circumstances. So long as the fund qualifies as a “regulated investment company” and ensures that its shares are held only by qualifying investors (including other regulated investment companies whose shares are held only by qualifying investors), each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. As noted above, shares of the fund are offered only to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans and other regulated investment companies whose shares are generally offered only to such separate accounts and pension and retirement plans; if the fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If the fund should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders and income and gain would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.

30	Western Asset Core Plus VIT Portfolio

Share price
You may buy or redeem shares at their net asset value next determined after receipt of your request in good order. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
Orders to buy or redeem shares at a certain day’s price must be received by the fund, through its agent, before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the separate account or qualified plan to transmit all orders to buy or redeem shares to the transfer agent within the time period agreed to by such parties.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

Western Asset Core Plus VIT Portfolio	31

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Certain information reflects financial results for a single fund share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with a separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. This information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s audited financial statements for the fiscal year ended December 31, 2025, is incorporated by reference into the fund’s SAI (see back cover). The fund’s audited annual financial statements for the fiscal year ended December 31, 2025 are available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink:
(https://www.sec.gov/ix?doc=/Archives/edgar/data/0000874835/000113322826001941/wacpvp-efp22505_ncsr.htm).
Western Asset Core Plus VIT Portfolio

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2025	2024	2023	2022	2021

Net asset value, beginning of year	$4.52	$4.95	$4.82	$5.95	$6.23

Income (loss) from operations:
Net investment income	0.23	0.23	0.21	0.16	0.13
Net realized and unrealized gain (loss)	0.12	(0.24)	0.11	(1.18)	(0.25)
Total income (loss) from operations	0.35	(0.01)	0.32	(1.02)	(0.12)

Less distributions from:
Net investment income	(0.22)	(0.42)	(0.19)	(0.11)	(0.16)
Total distributions	(0.22)	(0.42)	(0.19)	(0.11)	(0.16)

Net asset value, end of year	$4.65	$4.52	$4.95	$4.82	$5.95
Total return[2]	7.75%	(0.42)%	6.82%	(17.23)%	(1.97)%

Net assets, end of year (000s)	$51,363	$55,334	$242,542	$198,982	$99,849

Ratios to average net assets:
Gross expenses	0.60%	0.52%	0.52%	0.51%	0.53%
Net expenses[3,4]	0.54	0.52	0.51	0.50	0.53
Net investment income	4.92	4.60	4.22	3.07	2.17

Portfolio turnover rate[5]	120%	107%	110%	57%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.54%. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]
Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rates for the respective years/periods presented would have been 50%, 67%, 70%, 49% and 54%.

32	Western Asset Core Plus VIT Portfolio

Western Asset Core Plus VIT Portfolio

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2025	2024	2023	2022	2021

Net asset value, beginning of year	$4.53	$4.96	$4.83	$5.95	$6.23

Income (loss) from operations:
Net investment income	0.19	0.22	0.19	0.14	0.12
Net realized and unrealized gain (loss)	0.15	(0.24)	0.11	(1.17)	(0.26)
Total income (loss) from operations	0.34	(0.02)	0.30	(1.03)	(0.14)

Less distributions from:
Net investment income	(0.21)	(0.41)	(0.17)	(0.09)	(0.14)
Total distributions	(0.21)	(0.41)	(0.17)	(0.09)	(0.14)

Net asset value, end of year	$4.66	$4.53	$4.96	$4.83	$5.95
Total return[2]	7.69%	(0.86)%	6.44%	(17.28)%	(2.19)%

Net assets, end of year (000s)	$73,853	$77,744	$78,065	$122,367	$154,330

Ratios to average net assets:
Gross expenses	0.85%	0.78%	0.76%	0.76%	0.78%
Net expenses[3,4]	0.79	0.77	0.76	0.76	0.78
Net investment income	4.03	4.39	3.89	2.64	1.92

Portfolio turnover rate[5]	120%	107%	110%	57%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 0.79%. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]
Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rates for the respective years/periods presented would have been 50%, 67%, 70%, 49% and 54%.

Western Asset Core Plus VIT Portfolio	33

Western Asset
Core Plus VIT Portfolio

You may visit www.franklintempleton.com/prospectus for a free copy of a Prospectus, Statement of Additional Information (“SAI”), an annual or semi-annual report or other information such as fund financial statements.
Shareholder reports Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements. The fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended December 31, 2025, as filed on Form N-CSR, are incorporated by reference into (are legally a part of) the SAI.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain copies of the SAI, the fund’s annual and semi-annual reports to shareholders and other information such as fund financial statements (without charge) by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.
Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts and to qualified pension and retirement plans or by qualified funds of funds whose investors consist solely of separate accounts of participating life insurance companies and/or qualified pension and retirement plans. Additional information regarding eligibility to invest in shares of the fund can be found in the SAI. Prospective investors should consult their own tax professionals regarding their eligibility to hold fund shares. This Prospectus should be read together with the prospectuses for those contracts and information for those plans.
(Investment Company Act
file no. 811-06310)
90086-P 05/26
© 2026 Franklin Templeton. All rights reserved.

WESTERN ASSET
LONG CREDIT VIT

Prospectus	May 1, 2026

Share class (Symbol): I (LLAAX), II (LLACX)

Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectuses for those contracts and information for those plans.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.	INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks total return consistent with prudent investment management.
Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this fund through a separate account or qualified plan is presented in the contract prospectus through which the fund’s shares are offered to you or in the information provided by your plan.

Shareholder fees
(fees paid directly from your investment)
	Class I	Class II
Maximum sales charge (load) imposed on purchases	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management fees	0.35	0.35
Distribution and/or service (12b-1) fees	None	0.25
Other expenses	0.06[1]	0.06[2]
Total annual fund operating expenses	0.41	0.66

[1]
Other expenses for Class I shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements. For the fiscal year ended December 31, 2025, amounts recaptured totaled 0.03% for Class I shares.

[2]	Other expenses for Class II shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity and variable life contract charges. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2	Western Asset Long Credit VIT

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class I (with or without redemption at end of period)	42	132	230	517
Class II (with or without redemption at end of period)	67	210	367	822
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 101% of the average value of its portfolio.
Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. Fixed income securities include bonds, debt securities and similar instruments issued by U.S. and non-U.S. public or private issuers.
The fund normally seeks to maintain a dollar-weighted average effective duration within 10% of the average effective duration of a custom benchmark, which is composed of a 60% weighting to the Bloomberg US Long Credit Index and 40% weighting to the Bloomberg US Intermediate Credit Index. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). As of February 28, 2026, the average effective duration of the custom benchmark described above was 9.16 years. The fund may invest in securities of any maturity.
The fund normally seeks to maintain an average credit quality that is not lower than three rating notches below the average credit quality of the custom benchmark described above. For example, if the average credit quality of the custom benchmark described above is AA, then three rating notches below is A. Up to 20% of the fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities of comparable quality at the time of purchase (as determined by the subadviser). These securities are rated below investment grade and are commonly known as “high yield” or “junk” bonds. Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” As of February 28, 2026, the average credit quality of the custom benchmark described above was A-.
While most assets will typically be invested in U.S. dollar-denominated bonds, the fund may invest in bonds of foreign issuers (including securities of issuers in emerging markets). The fund may invest up to 10% of its total assets in non‑U.S. dollar denominated securities, including through unhedged foreign currency denominated bonds and foreign currency transactions (which are contracts to purchase or sell foreign currencies for settlement on a future date).
The fund will not invest more than 20% of its total assets in asset-backed securities and privately-issued mortgaged-backed securities (in the aggregate) or more than 10% of the fund’s total assets in collateralized debt obligations. The fund will also not invest more than 20% of its total assets in loans.
The fund may also enter into various exchange-traded and over‑the‑counter derivative transactions for both hedging and non‑hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures, and forwards.
In particular, the fund may use interest rate swaps, total return swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps and options on futures), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time.
In selecting securities for the fund and making “buy, hold and sell” decisions, the subadviser develops an overall outlook on global economic conditions and industry and issuer opportunities, based on factors such as the degree of global liquidity, fiscal conditions and the general state of the business cycle. The subadviser uses a combination of security selection techniques to select those individual securities that appear to be most undervalued and offer the highest potential returns relative to the amount of credit, interest rate, illiquidity and other risks presented by these securities. The subadviser also seeks to identify accretive opportunistic investments in plus sectors such as high-yield, structured securities and emerging markets. The subadviser expects to allocate the fund’s investments across a broad range of issuers and industries, which can help to reduce risk.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.

Western Asset Long Credit VIT	3

New fund risk. The fund is newly or recently established and has limited operating history. There can be no assurance that the fund will grow to or maintain an economically viable size, which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. If the fund does not attract additional assets, the fund’s expenses will continue to be spread over a small asset base, which would likely result in increased expenses per share.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

4	Western Asset Long Credit VIT

Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Value style investing risk. Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their expected potential value or may even be overpriced.
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies.
The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.
U.S. government securities risk. The fund may hold U.S. government securities that are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. In addition, the events surrounding the U.S. federal government debt ceiling and any resulting agreement (and similar political, economic and other developments) could adversely affect the fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the fund and the fund itself.
In the past, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Western Asset Long Credit VIT	5

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities or the broader U.S. or global economies. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally.
Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.
Foreign currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure. Even if the fund attempts to hedge its foreign currency exposure, it may not be effective.

6	Western Asset Long Credit VIT

Mortgage-backed and asset-backed securities risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rate of prepayment of the underlying mortgages also tends to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. Investments in asset-backed securities are subject to similar risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited, and therefore certain asset-backed securities present a heightened level of risk.
Risks relating to investments in municipal securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers defaulted on obligations, were downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may experience a resurgence, particularly in the event of economic or market turmoil or a recession.
Portfolio management risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadvisers. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the fund.
Financial services sector risk. The fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services sector, including the commercial banking and insurance industries, than a fund that does not focus its investments in the financial services sector. Economic downturns, credit losses, data breaches and severe price competition, among other things, can negatively affect this sector. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, and policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the sector as a whole may not be fully known for some time. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Western Asset Long Credit VIT	7

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year of Class I shares. The table shows the average annual total returns of Class I shares of the fund and also compares the fund’s performance with the average annual total returns of a broad measure of market performance, a custom benchmark, which is composed of a 60% weighting to the Bloomberg US Long Credit Index and 40% weighting to the Bloomberg US Intermediate Credit Index, and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes certain information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund and share class). Updated performance information can be obtained by calling the fund at 877-6LM-FUND/656-3863.
The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
Fees paid by the separate accounts or qualified plans through which shares of the fund are sold are not reflected in the accompanying bar chart and table. If they were, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of the expenses associated with the account or plan.

Best Quarter (09/30/2024): 7.00  Worst Quarter (12/31/2024): (4.69)

Average annual total returns (%)
(for periods ended December 31, 2025)

	1 year	Since inception	Inception date
Class I	8.59	4.39	05/02/2023[1]
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.30	3.88
Composite Benchmark (reflects no deduction for fees, expenses or taxes)	7.84	4.73
Bloomberg U.S. Long Credit Index (reflects no deduction for fees, expenses or taxes)	7.77	3.89

[1]	Class I inception date is May 1, 2023. Performance data is shown as of the date the class began to invest in accordance with its investment objective and guidelines.
No one index is representative of the fund’s portfolio.
Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

8	Western Asset Long Credit VIT

Management

Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)
Subadvisers: Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”). References to the “subadviser” include each applicable subadviser.
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since
Michael C. Buchanan	Chief Investment Officer	2023
Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit and Portfolio Manager	2023
Dan Alexander	Portfolio Manager	2023
Molly Schwartz	Portfolio Manager	2024
Purchase and sale of fund shares
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies, through qualified pension and retirement plans or by qualified funds of funds whose investors consist solely of separate accounts of participating life insurance companies and/or qualified pension and retirement plans. Additional information regarding eligibility to invest in shares of the fund can be found in the Statement of Additional Information (“SAI”). Prospective investors should consult their own tax professionals regarding their eligibility to hold fund shares. Shares of the fund may be purchased and redeemed each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of a request in good order.
The fund does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.
Tax information
Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for U.S. federal income tax purposes. See the accompanying contract prospectus for information regarding the U.S. federal income tax treatment of the distributions to separate accounts and the holders of the contracts.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes.“Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

Western Asset Long Credit VIT	9

More on the fund’s investment strategies, investments and risks

Important information
The fund seeks total return consistent with prudent investment management.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities. Fixed income securities include bonds, debt securities and similar instruments issued by U.S. and non-U.S. public or private issuers.
The fund will consider an issuer to be a “non‑U.S. issuer” if the issuer is a non‑U.S. government (including any sub‑division, agency or instrumentality of a non‑U.S. government), a supranational entity or any other issuer (including corporate issuers) organized under the laws of a country outside of the United States and having a principal place of business outside of the United States. The fund will consider all other issuers to be “U.S. issuers.”
While most assets will typically be invested in U.S. dollar-denominated bonds, the fund may invest in bonds of foreign issuers (including securities of issuers in emerging markets). The fund may invest up to 10% of its total assets in non‑U.S. dollar denominated securities, including through unhedged foreign currency denominated bonds and foreign currency transactions (which are contracts to purchase or sell foreign currencies for settlement on a future date) determined by looking at the fund’s absolute exposure to currencies after netting long and short exposures to the same currency. The fund may enter into currency exchange transactions on a spot or forward basis.
The fund will not invest more than 20% of its total assets in asset-backed securities and privately-issued mortgaged-backed securities (in the aggregate) or more than 10% of the fund’s total assets in collateralized debt obligations. The fund will also not invest more than 20% of its total assets in loans.
The fund will consider the entity that issues the security backed by the pool of assets supporting a mortgage-backed or asset-backed security to be the “issuer” for purposes of its investment limitations set forth above.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. The fund may also invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the interest earned on many municipal securities is exempt from U.S. federal income tax, the fund may invest in taxable municipal securities.
The fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing return. Hedging refers to transactions that seek to protect against possible declines in the market value of securities or other assets that the fund already owns or plans to buy or protecting unrealized gains in the fund. These derivative transactions include, but are not limited to, futures, options, swaps, foreign currency futures, and forwards.
The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.
The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.
Maturity and duration
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The fund normally seeks to maintain a dollar-weighted average effective duration within of 10% of the average effective duration of a custom benchmark, which is composed of a 60% weighting to the Bloomberg US Long Credit Index and 40% weighting to the Bloomberg US Intermediate Credit Index, as estimated by the fund’s subadvisers. As of February 28, 2026, the average effective duration of the custom benchmark was 9.16 years.
The dollar-weighted average effective duration of the fund may fall outside of its expected range due to market movements. If this happens, the fund’s subadvisers will take action to bring the fund’s dollar-weighted average effective duration back within its expected range within a reasonable period of time.
Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of particular features of a security (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

10	Western Asset Long Credit VIT

Generally, the longer a fund’s effective duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
The maturity of a security may be significantly longer than its effective duration. A security’s maturity may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the difference in yield between U.S. Treasuries and certain other types of securities.
Credit quality
While the fund will seek to maintain an average credit quality that is not lower than three rating notches below the average credit quality of the custom benchmark described above (for example, if the credit quality of the fund’s blended benchmark is rated AA, then three rating notches below is A), up to 20% of the fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if unrated, securities of comparable quality at the time of purchase (as determined by the subadvisers). Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly referred to as “junk” bonds or “high yield securities.” High yield bonds are those rated below investment grade (that is, securities rated below the Baa/BBB categories) or, if unrated, determined to be of comparable credit quality by the subadviser. If a security is rated by multiple NRSROs and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures (including currency futures, treasury futures and bond and interest rate futures), forwards (including currency forwards), options (including options on currency, options on swaps, options on treasury futures and options on bond and interest rate futures), swaps (including interest rate swaps, total return swaps and buying and selling credit default swaps on individual securities and/or baskets of securities) and warrants. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a means of changing investment characteristics of the fund’s portfolio

•	As a cash flow management technique

•	As a means of attempting to enhance returns

•	As a means of providing additional exposure to types of investments or market factors
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments to the extent consistent with its 80% policy. The fund’s investments in derivatives that the subadviser believes have economic characteristics similar to those securities described in the fund’s 80% investment policy will be counted towards satisfaction of that investment policy.
The fund’s subadvisers may choose not to make use of derivatives.

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Fixed income securities
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Stripped securities
Certain fixed income securities, called stripped securities, represent the right to receive either payments of principal (“POs”) or payments of interest (“IOs”) on underlying pools of mortgages or on government securities. The value of these types of instruments may change more drastically during periods of changing interest rates than debt securities that pay both principal and interest. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them.
Corporate debt
Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry variable or floating rates of interest.
Loans
The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to illiquidity risk. The fund may acquire an interest in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.” Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s redemption obligations. Bank loans may not be considered securities and therefore, the fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.
U.S. government obligations
U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the U.S. Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. government obligations include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.
Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government.

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Sovereign debt
The fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions

•	Fixed income securities issued by government-owned, controlled or sponsored entities

•	Interests issued for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers

•	Participations in loans between governments and financial institutions

•
Fixed income securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
Mortgage-backed and asset-backed securities
Mortgage-backed securities may be issued by private issuers, by U.S. government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.
Residential mortgage-backed securities (“RMBS”) are comprised of a pool of mortgage loans created by banks and other financial institutions. Commercial mortgage-backed securities (“CMBS”) are a type of mortgage-backed security backed by commercial mortgages rather than residential real estate.
Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. CMOs may be collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, or may be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the issuer with income to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
Municipal securities
Municipal securities include debt obligations issued by any of the 50 U.S. states and the District of Columbia or their political subdivisions, agencies and public authorities, certain other U.S. governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.
Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue

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bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related fiscal period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases, payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.
Foreign and emerging markets securities
The fund may invest in U.S. dollar denominated fixed income securities of foreign issuers or issuers with significant exposure to foreign markets. The fund may invest up to 10% of its total assets in non-U.S. dollar denominated fixed income securities of foreign issuers, including through unhedged foreign currency denominated bonds and foreign currency transactions. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers, as well as factors affecting the particular issuers. The fund may invest in foreign securities issued by issuers located in emerging market countries. The fund considers a country to be an emerging market country, if, at the time of investment, it is represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or categorized by the World Bank in its annual categorization as middle- or low-income. To the extent the fund invests in these securities, the risks associated with investment in foreign issuers will generally be more pronounced.
Subordinated securities
Subordinated securities include securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the Fund’s portfolio manager to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Preferred stock and convertible securities
The fund may invest in preferred stock and convertible securities, including contingent convertible securities (“CoCos”). Preferred stock represents equity ownership of an issuer that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay dividends at fixed or variable rates. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates (unless the conversion price substantially exceeds the value of the common stock) and tends to exhibit greater volatility.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.
Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

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Securities of other investment companies
The fund may invest in securities of other investment companies to the extent permitted under the Investment Company Act of 1940, as amended, and the rules thereunder. If the fund acquires shares of other investment companies, fund shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the other investment companies.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadvisers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for U.S. federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its U.S. federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Forward roll transactions
In a forward roll transaction (also referred to as a mortgage dollar roll), the fund sells a mortgage-backed security while simultaneously agreeing to purchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.
Investments in forward roll transactions involve a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund (see “When-issued securities, delayed delivery, to be announced and forward commitment transactions”).
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund

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may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadvisers. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.
Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Restricted and illiquid securities
Restricted securities are securities subject to legal or contractual restrictions on their resale. An “illiquid security” is any security which the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such conditions might prevent the sale of such securities at a time when the sale would otherwise be desirable. The fund will not acquire “illiquid securities” if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. The fund may determine that some restricted securities can be more readily sold, for example to qualified institutional buyers pursuant to SEC Rule 144A, and therefore may treat certain such securities as “liquid” for purposes of limitations on the amount of illiquid securities it may own. Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified buyers become, for a time, uninterested in buying these securities. These securities may be difficult to value, and the fund may have difficulty disposing of such securities promptly. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Non-U.S. currency transactions
The fund may engage in non-U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non-U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non-U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar.
Inflation-indexed, inflation-protected and related securities
Inflation-indexed and inflation-protected securities are fixed income securities that are structured to provide protection against inflation and whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal.
Inflation-protected securities denominated in the U.S. dollar include U.S. Treasury Inflation Protected Securities (“U.S. TIPS”), as well as other bonds issued by U.S. and non-U.S. government agencies and instrumentalities or corporations and derivatives related to these securities. U.S. TIPS are inflation-protected securities issued by the U.S. Department of the Treasury the principal amounts of which are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers, calculated with a three-month lag). U.S. TIPS pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of U.S. TIPS is not guaranteed and will fluctuate.

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The value of inflation-indexed and inflation-protected securities held by the fund fluctuates in response to changes in real interest rates. In addition, if nominal interest rates increase at a faster rate than inflation, causing real interest rates to rise, it will lead to a decrease in the value of inflation-indexed or inflation-protected securities.
The fund may invest in other fixed-income securities that, in the belief of the fund’s subadvisers, will provide protection against inflation, including floating rate and other short duration securities. Floating rate securities bear interest at rates that are not fixed but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadvisers have the ability to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
In selecting securities for the fund, the subadviser develops an overall outlook on global economic conditions and industry and issuer opportunities, based on factors such as the degree of global liquidity, fiscal conditions and the general state of the business cycle. The subadviser uses a combination of security selection techniques to select those individual securities that appear to be most undervalued and offer the highest potential returns relative to the amount of credit, interest rate, illiquidity and other risks presented by these securities. The subadviser also seeks to identify accretive opportunistic investments in plus sectors such as high-yield, structured securities and emerging markets. The subadviser expects to allocate the fund’s investments across a broad range of issuers and industries.
More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
New fund risk. The fund is newly or recently established and has limited operating history. There can be no assurance that the fund will grow to or maintain an economically viable size, which could result in the fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. If the fund does not attract additional assets, the fund’s expenses will continue to be spread over a small asset base, which would likely result in increased expenses per share.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or industry or a particular issuer. To the extent that securities of certain issuers behave or are perceived to behave similarly to each other, the market prices of those securities (or the market as a whole) may fall in response to a decline in the price of a particular security. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S.

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government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise

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adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. Such a

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decline in the value of a fund’s assets is more likely in the case of funds managed from non-U.S. offices for which the time period between the net asset value determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Current derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Value style investing risk. Using a value investing style to select investments involves special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their expected potential value or may even be overpriced.
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less regulated, less transparent and more volatile markets. The markets for some foreign securities are relatively new, and the rules and policies relating to these markets are not fully developed and may change. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, tariffs and trade disputes, economic sanctions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may, from time to time, be unable to inspect audit work papers in certain foreign or emerging market countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign investments may also be adversely affected by U.S. government or international interventions, restrictions or economic sanctions, which could negatively affect the value of an investment or result in the fund selling an investment at a disadvantageous time.
The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes.
It may be difficult for the fund to pursue claims against a foreign issuer or other parties in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. In the past, some non-U.S. governments have defaulted on principal and interest payments.

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If the fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
In certain foreign markets, settlement and clearance of trades may experience delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer) due to, among other factors, low trading volumes and volatile prices. The custody or holding of securities, cash and other assets by local banks, agents and depositories in securities markets outside the United States may entail additional risks. Governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and may be subject to limited or no government oversight. In extreme cases, the fund’s securities may be misappropriated or the fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of investments in emerging markets. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.
U.S. government securities risk. The fund may hold U.S. government securities that are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. In addition, the events surrounding the U.S. federal government debt ceiling and any resulting agreement (and similar political, economic and other developments) could adversely affect the fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the fund and the fund itself.
In the past, the values of U.S. government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. government securities may occur at any time and may result in increased volatility in the values of those securities.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Investment in loans risk. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make

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additional investments or to meet the fund’s redemption obligations. Because junior loans are unsecured and subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Junior loans generally have greater price volatility than senior loans and may have lower liquidity as compared to senior loans. In addition, investments in loans may be difficult to value and may be illiquid. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the fund or cause the fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the fund’s net asset value. Opportunities to invest in loans or certain types of loans, such as senior loans, may be limited. The limited availability of loans may be due to a number of reasons, including that direct lenders may allocate only a small number of loans to new investors, including the fund. There also may be fewer loans made or available, particularly during economic downturns. There is also a possibility that originators will not be able to sell participations in junior loans, which would create greater credit risk exposure for the holders of such loans. Bank loans may not be considered securities under federal securities laws and therefore, the fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.
Covenant lite loans risk. Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. Accordingly, the fund may have fewer rights against a borrower when it invests in or has exposure to covenant lite loans. This may expose the fund to greater credit risk associated with the borrower and reduce the fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.
Convertible securities risk. Convertible securities are subject to stock market and other risks associated with equity securities, as well as the credit, interest rate and other risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
Contingent convertible securities (“CoCos”) risk. CoCos are hybrid securities most commonly issued by banking institutions that present risks similar to debt securities and convertible securities. CoCos are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. When an issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCos may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo may be outside its control, and the fund may suffer a complete loss on an investment in CoCos with no chance of recovery even if the issuer remains in existence. The value of CoCos is unpredictable and may be influenced by many factors including, without limitation: the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; supply and demand for CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to

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cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities or the broader U.S. or global economies. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Hedging risk. The decision as to whether and to what extent the fund will engage in hedging transactions to hedge against risks such as currency risk, credit risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of the fund, the availability of suitable transactions and regulatory restrictions. The fund may not engage in hedging transactions even when it would have been advantageous to do so. Hedges are sometimes subject to imperfect matching between the derivative and the underlying asset or index, so the fund could lose money on both a hedging transaction and the transaction being hedged; accordingly, there can be no assurance that hedging strategies, if used, will be successful. Hedging transactions involve costs and may reduce gains or result in losses.
Foreign currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure. Even if the fund attempts to hedge its foreign currency exposure, it may not be effective.
Risks relating to inflation-indexed securities. The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. The principal value of inflation-indexed securities declines in periods of deflation, and holders of such securities may experience a loss. Although the holders of U.S. TIPS receive no less than the par value of the security at maturity, if the fund purchases U.S. TIPS in the secondary

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market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the fund holds an inflation-indexed security, the fund may earn less on the security than on a conventional bond.
Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though the fund will not receive cash representing the increase at that time. As a result, the fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended. See “Taxes” in the SAI.
If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by the fund will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, the fund will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. There can be no assurance that such indices will accurately measure the actual rate of inflation in the prices of goods and services.
Mortgage-backed and asset-backed securities risk. Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and value. Certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Although interest rates have significantly increased in the last several years, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector.
Risks relating to investments in municipal securities. Issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes, and decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, adversely affect municipal securities. Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of U.S. federal programs providing financial support. Also, if the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value. Where municipal securities are issued to finance particular projects, such as those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments. Adverse conditions and developments in those sectors can result in lower revenues to issuers of municipal securities, potentially resulting in defaults, and can also have an adverse effect on the broader municipal securities market.
There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult. In addition, the secondary market for municipal securities is less well developed and may have lower liquidity as compared to other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence. Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities. The value of municipal securities can also be adversely affected by

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regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In the past, a number of municipal issuers have defaulted on obligations, were downgraded or commenced insolvency proceedings.
The cost associated with combating the novel coronavirus (COVID-19) and its negative impact on tax revenues adversely affected the financial condition of state and local governments. Any long-term economic effects of this outbreak could continue to affect the ability of state and local governments to make payments on debt obligations when due and could adversely impact the value of their bonds, which could negatively impact the performance of the fund.
Portfolio management risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadvisers. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the fund.
Financial services sector risk. Companies in the financial services sector of an economy are subject to extensive and increasing governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial services sector, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries of any individual financial company or of the financial services sector as a whole, cannot be predicted. Certain risks may impact the value of investments in the financial services sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial services sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financial services sector is particularly sensitive to fluctuations in interest rates. The financial services sector is also a target for cyber attacks, and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact the fund. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies or the financial services sector as a whole.
Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.

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Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI. For more information about the fund’s portfolio holdings, please visit the fund’s website, www.franklintempleton.com/prospectus, and click on the name of the fund.
More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) is the fund’s investment manager. FTFA, with offices at One Madison Avenue, New York, New York 10010, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of December 31, 2025, FTFA’s total assets under management were approximately $138.83 billion.
Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset London” and collectively with Western Asset, the “subadvisers”) provide the day-to-day portfolio management of the fund as subadvisers. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. Western Asset London was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN.
Western Asset London undertakes investment-related activities including investment management, research and analysis, and securities settlement. Western Asset London provides certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Western Asset London generally manages global and non-U.S. dollar fixed income mandates. Western Asset London provides services relating to relevant portions of Western Asset’s broader portfolios as appropriate.
Western Asset employs a team approach to investment management that utilizes relevant staff in multiple offices around the world. Expertise from Western Asset investment professionals in those offices add local sector investment experience as well as the ability to trade in local markets. Although the investment professionals at Western Asset London are responsible for the management of the investments in their local sectors, Western Asset provides overall supervision of their activities for the fund to maintain a cohesive investment management approach.
Western Asset and Western Asset London act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2025, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, were approximately $216.97 billion.
FTFA pays the subadvisers a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset or Western Asset London.
FTFA, Western Asset and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.68 trillion.
Manager of managers structure
The manager has received an exemptive order from the Securities and Exchange Commission that allows the fund to operate in a “manager of managers” structure whereby the manager can appoint and replace both affiliated and unaffiliated subadvisers, and enter into, amend and terminate subadvisory agreements with such subadvisers, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The fund will, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring. The manager has the ultimate responsibility, subject to oversight by the fund’s board of trustees, to oversee subadvisers and recommend their hiring, termination and replacement. The fund does not currently intend to operate in a Manager of Managers Structure, and will provide advance notice to shareholders in the event of any change in that regard.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members.

Investment professional	Title and recent biography	Investment professional of the fund since
Michael C. Buchanan	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2023

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Ryan K. Brist	Deputy CIO, Head of Global Investment Grade Credit, Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2023
Dan Alexander	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2023
Molly Schwartz	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2024
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.35% of its average daily net assets.
For the fiscal year ended December 31, 2025, the fund paid FTFA an effective management fee of 0.35%, inclusive of fees recaptured pursuant to the fund’s expense limitation arrangements, of the fund’s average daily net assets for management services. The effective management fee reflects any fees waived by the manager (including any fees waived in connection with investments by the fund in affiliated investment companies for which the fund paid a management fee).
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s report on Form N-CSR for the period ended June 30, 2025.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.45% for Class I shares and 0.70% for Class II shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2027, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadvisers, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a Rule 12b-1 shareholder services and distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the class. The plan allows Class II shares of the fund to bear distribution fees in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. From time to time, Franklin Distributors and/or financial intermediaries may agree to a reduction or waiver of these fees. This fee is an ongoing expense and over time may cost you more than paying other types of sales charges. Class I shares are not subject to any distribution and/or service fees.

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Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan, or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Share transactions
Share classes
The fund has two share classes, Class I and Class II shares. Class I and Class II shares have different expense structures. Class I shares are not subject to a shareholder services and distribution fee, while Class II shares are subject to a shareholder services and distribution fee of 0.25% of the average daily net assets of the class.
Availability of the fund
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies, through qualified pension and retirement plans or by qualified funds of funds whose investors consist solely of separate accounts of participating life insurance companies and/or qualified pension and retirement plans. Additional information regarding eligibility to invest in shares of the fund can be found in the SAI. Prospective investors should consult their own tax professionals regarding their eligibility to hold fund shares. Shares of the fund are sold at the fund’s net asset value next determined after receipt by the fund, through its agent, of a purchase request in good order.
The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance company’s separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the Board to be in the best interests of the fund’s shareholders.
The fund reserves the right to reject any specific purchase order.
Certain insurance companies may have selected, and the Distributor may have made available, fund share classes with distribution and/or service-related fees that are higher than other available share classes. As a result of higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the Distributor or its affiliates to such insurance company would decrease.
Redemption of shares
The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund, through its agent, of a redemption order from a separate account and by qualified plans, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the second day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.
Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
The fund may pay all or a portion of redemption proceeds by delivering securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). In that event, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption.
The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.
During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements or by giving securities.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading (“Frequent Trading Policy”):

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Frequent trading generally. The fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of fund shares, often referred to as “frequent trading,” and asks its fund of fund investors and participating life insurance companies (“Insurers”) for their cooperation in trying to discourage such activity in their separate accounts by contract holders and their service agents. The fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the fund’s manager or transfer agent such trading may interfere with the efficient management of the fund’s portfolio, may materially increase the fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the fund and its shareholders.
The Frequent Trading Policy applies to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account.
Frequent trading consequences. If information regarding trading activity in the fund or in any other Franklin Templeton affiliated fund or non-Franklin Templeton affiliated fund is brought to the attention of the fund’s manager or transfer agent and based on that information the fund or its manager or transfer agent in their sole discretion conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the fund may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which a shareholder may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund). In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund or its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the fund and the underlying funds in which the fund invests.
In considering trading activity, the fund may consider, among other factors, trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership.
Frequent trading through Insurers. An Insurer’s order for purchases and/or redemptions pursuant to a contract holder’s instructions (including purchases and/or redemptions by an exchange or transfer between the fund and any mutual fund) are submitted pursuant to aggregated orders (“Aggregated Orders”). A fund of fund’s order for purchases and/or redemptions pursuant to its investors’ instructions are also submitted pursuant to Aggregated Orders. While the fund will encourage Insurers and funds of funds to apply the Frequent Trading Policy to their investors, the fund is limited in its ability to monitor the trading activity or enforce the Frequent Trading Policy because Insurers and funds of funds have the relationships with, and are responsible for maintaining the account records of, the individual investors. For example, should it occur, the fund may not be able to detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify in the Aggregated Orders used by Insurers and fund of fund investors.
Therefore, the fund or its agent selectively monitor the Aggregated Orders used by Insurers and fund of fund investors for purchases, exchanges and redemptions in respect of all their investors and seek the cooperation of Insurers and fund of fund investors to apply the Frequent Trading Policy. There may be legal and technological limitations on the ability of an Insurer or fund of fund to impose trading restrictions and to apply the Frequent Trading Policy to their investors through such methods as implementing short-term trading limitations or restrictions, assessing the fund’s redemption fee (if applicable) and monitoring trading activity for what might be frequent trading. As a result, the fund may not be able to determine whether trading by Insurers or funds of funds in respect of their investors is contrary to the Frequent Trading Policy.
Risks from frequent trading. Depending on various factors, including the size of the fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades and the types of securities in which the fund typically invests, short-term or frequent trading may interfere with the efficient management of the fund’s portfolio, increase the fund’s transaction costs, administrative costs and taxes and/or impact fund performance.
In addition, if the nature of the fund’s portfolio holdings exposes the fund to “arbitrage market timers,” the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the fund’s net asset value per share. A fund that invests significantly in foreign securities may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the fund’s international portfolio securities trade and the time as of which the fund’s net asset value is calculated. Arbitrage market timers may purchase shares of the fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s net asset value. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.
Since the fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (relatively illiquid securities), the fund may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of these relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.
The fund is currently using several methods to reduce the risk of frequent trading. These methods include:

30	Western Asset Long Credit VIT

•	seeking the cooperation of Insurers and funds of funds to assist the fund in identifying potential frequent trading activity;

•	committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Frequent Trading Policy;

•	monitoring potential price differentials following the close of trading in foreign markets to determine whether the application of fair value pricing procedures is warranted; and

•	seeking the cooperation of financial intermediaries to assist the fund in identifying frequent trading activity.
Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the fund seeks to make judgments and applications that are consistent with the interests of the fund’s shareholders. There is no assurance that the fund or its agents will gain access to any or all information necessary to detect frequent trading in Insurers’ separate accounts. While the fund will seek to take actions (directly and with the assistance of Insurers) that will detect frequent trading, it cannot represent that such trading activity can be minimized or completely eliminated.
Revocation of frequent trading trades. Transactions placed in violation of the Frequent Trading Policy or exchange limit guidelines are not necessarily deemed accepted by the fund and may be cancelled or revoked by the fund, in full or in part, as soon as practicable following receipt by the fund and prompt inquiry of the intermediary.
Dividends, other distributions and taxes
The fund normally declares and pays any income dividends and net realized capital gain distributions, if any, annually in December. Distributions made by the fund are automatically reinvested in additional shares of the fund at net asset value unless the fund is instructed otherwise. Distributions to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause contract holders to recognize income or gain for U.S. federal income tax purposes. The amount of any dividends or distributions will vary, and there is no guarantee that any dividends or distributions will be paid. Please see the accompanying contract prospectus for information regarding the U.S. federal income tax treatment of distributions to the separate accounts and to contract holders.
In order to enable insurance company separate accounts investing in the fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Internal Revenue Code of 1986, as amended (the “Code”), the fund intends to structure its portfolio in a manner that complies with those requirements and to prohibit investment in the fund by investors other than separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and life insurance contracts and certain qualified pension and retirement plans and other regulated investment companies whose shares are generally offered only to such separate accounts and pension and retirement plans. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of U.S. government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative asset diversification test may be satisfied under certain circumstances. So long as the fund qualifies as a “regulated investment company” and ensures that its shares are held only by qualifying investors (including other regulated investment companies whose shares are held only by qualifying investors), each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. As noted above, shares of the fund are offered only to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans and other regulated investment companies whose shares are generally offered only to such separate accounts and pension and retirement plans; if the fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If the fund should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders and income and gain would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.

Western Asset Long Credit VIT	31

Share price

You may buy or redeem shares at their net asset value next determined after receipt of your request in good order. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
Orders to buy or redeem shares at a certain day’s price must be received by the fund, through its agent, before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the separate account or qualified plan to transmit all orders to buy or redeem shares to the transfer agent within the time period agreed to by such parties.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

32	Western Asset Long Credit VIT

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. No information is presented for Class II shares because there were no Class II shares outstanding as of December 31, 2025. Class I shares and Class II shares are invested in the same portfolio of securities. The returns for Class II shares would be lower than those of Class I shares because Class II shares have higher expenses than Class I shares. Certain information reflects financial results for a single fund share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with a separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. This information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s audited financial statements for the fiscal year ended December 31, 2025, is incorporated by reference into the fund’s SAI (see back cover). The fund’s audited annual financial statements for the fiscal year ended December 31, 2025 are available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink: (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000874835/000113322826001922/walcv-efp22508_ncsr.htm).
Western Asset Long Credit VIT

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares[1]	2025	2024	2023[2]
Net asset value, beginning of year	$9.39	$9.93	$10.00
Income (loss) from operations:
Net investment income	0.52	0.53	0.33
Net realized and unrealized gain (loss)	0.29	(0.49)	(0.07)	[3]
Total income from operations	0.81	0.04	0.26
Less distributions from:
Net investment income	(0.56)	(0.46)	(0.33)
Net realized gains	(0.04)	(0.12)	—
Total distributions	(0.60)	(0.58)	(0.33)
Net asset value, end of year	$9.60	$9.39	$9.93
Total return[4]	8.59%	0.40%	2.85%[5]
Net assets, end of year (millions)	$281	$219	$225
Ratios to average net assets:
Gross expenses	0.44%[6]	0.45%[6,7]	0.60%[7,8]
Net expenses[9,10]	0.44 [6]	0.45 [6]	0.45	[8]
Net investment income	5.36	5.39	5.31	[8]
Portfolio turnover rate	101%	77%[11]	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period May 1, 2023 (inception date) to December 31, 2023.

[3]
Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain presented in the Statement of Operations due to the timing of the sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.

[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Performance data is shown as of the date the Portfolio began to invest in accordance with its investment objective and guidelines.

[6]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[7]
Ratio includes 0.01% and 0.11%, for the year ended December 31, 2024 and for the period ended December 31, 2023, respectively, of non-recurring organizational and/or offering costs related to the inception of the Portfolio.

[8]	Annualized.

[9]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover rate for the respective year presented would have been 76%.

Western Asset Long Credit VIT	33

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Western Asset
Long Credit VIT

You may visit www.franklintempleton.com/prospectus for a free copy of a Prospectus, Statement of Additional Information (“SAI”), an annual or semi-annual report or other information such as fund financial statements.
Shareholder reports Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements. The fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended December 31, 2025, as filed on Form N-CSR, are incorporated by reference into (are legally a part of) the SAI.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain copies of the SAI, the fund’s annual and semi-annual reports to shareholders and other information such as fund financial statements (without charge) by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.
Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts and to qualified pension and retirement plans or by qualified funds of funds whose investors consist solely of separate accounts of participating life insurance companies and/or qualified pension and retirement plans. Additional information regarding eligibility to invest in shares of the fund can be found in the SAI. Prospective investors should consult their own tax professionals regarding their eligibility to hold fund shares. This Prospectus should be read together with the prospectuses for those contracts and information for those plans.

(Investment Company Act
file no. 811-06310)
36280 P 05/26
© 2026 Franklin Templeton. All rights reserved.

WESTERN ASSET
VARIABLE GLOBAL HIGH
YIELD BOND PORTFOLIO

Prospectus	May 1, 2026

Share class (Symbol): I (QLMYIX), II (QLMYTX)

Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This Prospectus should be read together with the prospectuses for those contracts and information for those plans.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective
The fund seeks to maximize total return.

Fees and expenses of the fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. The fee table and expense example do not reflect expenses incurred from investing through a separate account or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in this fund through a separate account or qualified plan is presented in the contract prospectus through which the fund’s shares are offered to you or in the information provided by your plan.

Shareholder fees
(fees paid directly from your investment)
	Class I	Class II
Maximum sales charge (load) imposed on purchases	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management fees	0.70	0.70
Distribution and/or service (12b-1) fees	None	0.25
Other expenses	0.11	0.11
Total annual fund operating expenses	0.81	1.06
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a separate account or qualified plan and does not reflect variable annuity and variable life contract charges. If the example included these expenses, the figures shown would be higher. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2	Western Asset Variable Global High Yield Bond Portfolio

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class I (with or without redemption at end of period)	83	259	450	1,003
Class II (with or without redemption at end of period)	108	337	584	1,293
Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal investment strategies
The fund invests primarily in high yield fixed income securities issued by U.S. and foreign companies and foreign governments and their agencies and instrumentalities. Under normal market conditions, the fund invests at least 80% of its assets in high yield bonds. High yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories), or, if unrated, determined to be of comparable credit quality by the subadviser and are commonly known as “high yield” or “junk” bonds.
Under normal circumstances, the fund will be invested in at least three countries (one of which may be the United States).
The fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers.
The fund’s investments may be of any maturity or duration.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use instruments such as derivatives, including options, swaps, interest rate swaps, credit default swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards and options, futures contracts and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The fund may use one or more types of these instruments without limit. For additional information regarding derivatives, see “More on the fund’s investment strategies, investments and risks—Derivatives” in the Prospectus. These instruments are taken into account when determining compliance with the fund’s 80% policy.
The fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.
Principal risks
Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund. The relative significance of the risks of investing in the fund may change over time.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities.
The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.
The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused

Western Asset Variable Global High Yield Bond Portfolio	3

by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities or the broader U.S. or global economies. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities (meaning securities that rank below other securities with respect to claims on the issuer’s assets) are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. When the fund sells credit protection via a credit default swap, credit risk increases since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The

4	Western Asset Variable Global High Yield Bond Portfolio

fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.
Illiquidity risk. Some assets held by the fund may be or become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be volatile and difficult to value. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the fund’s ability to buy or sell such securities. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the fund may be forced to sell at a substantial loss or may not be able to sell at all. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events, and the impact of tariffs and other restrictions on trade or economic sanctions. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in certain foreign markets, particularly emerging market countries, and shareholders may have limited legal remedies. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.
Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund may not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid to purchase the securities.

Western Asset Variable Global High Yield Bond Portfolio	5

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.
Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally.
Portfolio management risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadvisers. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the fund.
Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner, which could cause the value of your investment to decline.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

6	Western Asset Variable Global High Yield Bond Portfolio

Performance
The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year of Class I shares. The table shows the average annual total returns of each class of the fund and also compares the fund’s performance with the average annual total returns of a broad measure of market performance and an additional index with characteristics relevant to the fund. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes certain information, including its current net asset value, available at www.franklintempleton.com/prospectus (select fund and share class). Updated performance information can be obtained by calling the fund at 877-6LM-FUND/656-3863.
The fund’s past performance is not necessarily an indication of how the fund will perform in the future.
Fees paid by the separate accounts or qualified plans through which shares of the fund are sold are not reflected in the accompanying bar chart and table. If they were, the returns would be lower than those shown. Please refer to the separate account prospectus or information provided by your qualified plan for a description of the expenses associated with the account or plan.

Best Quarter (06/30/2020): 10.59 Worst Quarter (06/30/2022): (12.43)

Average annual total returns (%)
(for periods ended December 31, 2025)
	1 year	5 years	10 years
Class I	9.96	2.56	5.33
Class II	9.95	2.34	5.09
Bloomberg Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	8.17	(2.15)	1.26
Bloomberg Global High Yield Index (Hedged) (USD) (reflects no deduction for fees, expenses or taxes)	10.02	4.77	6.31
No one index is representative of the fund’s portfolio.
Important data provider notices and terms are available at www.franklintempletondatasources.com. Such information is subject to change.

Western Asset Variable Global High Yield Bond Portfolio	7

Management
Investment manager: Franklin Templeton Fund Adviser, LLC (“FTFA”)
Subadvisers: Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”). References to the “subadviser” include each applicable subadviser.
Investment professionals: Primary responsibility for the day-to-day management of the fund lies with the following investment professionals. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Investment professional	Title	Investment professional of the fund since

Michael C. Buchanan	Chief Investment Officer	2006

Ryan Kohan	Head of Bank Loans and Portfolio Manager	2024

Ian R. Edmonds	Portfolio Manager	2012

Walter E. Kilcullen	Portfolio Manager	2012

Christopher F. Kilpatrick*	Portfolio Manager	2017
* Effective September 30, 2026, Christopher F. Kilpatrick will step down as a member of the fund’s investment professional team.
Purchase and sale of fund shares
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies, through qualified pension and retirement plans or by qualified funds of funds whose investors consist solely of separate accounts of participating life insurance companies and/or qualified pension and retirement plans. Additional information regarding eligibility to invest in shares of the fund can be found in the Statement of Additional Information (“SAI”). Prospective investors should consult their own tax professionals regarding their eligibility to hold fund shares. Shares of the fund may be purchased and redeemed each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of a request in good order.
The fund does not have any initial or subsequent investment minimums. However, your insurance company, pension plan or retirement plan may impose investment minimums.
Tax information
Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for U.S. federal income tax purposes. See the accompanying contract prospectus for information regarding the U.S. federal income tax treatment of the distributions to separate accounts and the holders of the contracts.
Payments to broker/dealers and other financial intermediaries
The fund’s related companies pay Service Agents for the sale of fund shares, shareholder services and other purposes.“Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

8	Western Asset Variable Global High Yield Bond Portfolio

More on the fund’s investment strategies, investments and risks
Important information
The fund seeks to maximize total return.
The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.
There is no assurance that the fund will meet its investment objective.
Under normal market conditions, the fund invests at least 80% of its assets in high yield bonds.
The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.
Under normal circumstances, the fund will be invested in at least three countries (one of which may be the United States). The fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers. However, the fund will not invest more than 10% of its total assets in governmental issuers located in any one country (other than issuers located in the United States).
The fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).
Maturity and duration
The fund may invest in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until the final payment on the security is due. The fund’s investments may be of any duration.
Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of particular features of a security (for example, some bonds can be prepaid by the issuer). The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.
Generally, the longer a fund’s effective duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
The maturity of a security may be significantly longer than its effective duration. A security’s maturity may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the difference in yield between U.S. Treasuries and certain other types of securities.
Credit quality
Under normal circumstances, the fund invests at least 80% of its assets in high yield bonds rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, determined to be of comparable credit quality by the subadviser). Securities rated below investment grade are commonly referred to as “junk” bonds or “high yield securities.” High yield bonds are those rated below investment grade (that is, securities rated below the Baa/BBB categories) or, if unrated, determined to be of comparable credit quality by the subadviser. If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the lowest rating category received from an NRSRO. Rating categories may include sub-categories or gradations indicating relative standing.
Derivatives
The fund may engage in a variety of transactions using derivatives, such as futures, options, interest rate swaps and other swaps (including buying and selling credit default swaps and options on credit default swaps), foreign currency futures, forwards, warrants and other synthetic instruments. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the fund for any of the following purposes:

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio
•	As a substitute for buying or selling securities
•	As a means of changing investment characteristics of the fund’s portfolio
•	As a cash flow management technique
•	As a means of attempting to enhance returns
•	As a means of providing additional exposure to types of investments or market factors
The fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the fund keeps the stream of payments and has no payment obligations. As the seller, the fund would effectively add

Western Asset Variable Global High Yield Bond Portfolio	9

leverage to its portfolio because, in addition to its net assets, the fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the fund.
Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders.
Instead of, and/or in addition to, investing directly in particular securities, the fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The fund may use one or more types of these instruments without limit, subject to applicable regulatory requirements.
Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may limit the fund’s ability to use derivatives as part of its investment strategy and may not work as intended to limit losses from derivatives.
The fund’s subadvisers may choose not to make use of derivatives.
Fixed income securities
Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed, usually at the maturity of the security. These securities may pay fixed, variable or floating rates of interest. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. “Fixed income securities” are commonly referred to as “fixed income instruments,” “fixed income obligations,” “notes,” “loans,” “debt,” “debt obligations,” “debt instruments,” “debt securities,” “corporate debt,” “bonds” and “corporate bonds.” Fixed income securities also include certain hybrid securities, such as preferred stock. When these terms are used in this Prospectus, they are not intended to be limiting.
Variable and floating rate securities
Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Stripped securities
Certain fixed income securities, called stripped securities, represent the right to receive either payments of principal (“POs”) or payments of interest (“IOs”) on underlying pools of mortgages or on government securities. The value of these types of instruments may change more drastically during periods of changing interest rates than debt securities that pay both principal and interest. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them.

Corporate debt
Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or non-U.S. companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may carry variable or floating rates of interest.

10	Western Asset Variable Global High Yield Bond Portfolio

Loans
The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. In addition, loans are generally subject to illiquidity risk. The fund may acquire an interest in loans by purchasing participations in and/or assignments of portions of loans from third parties or by investing in pools of loans, such as collateralized debt obligations as further described under “Mortgage-backed and asset-backed securities.” Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s redemption obligations. Bank loans may not be considered securities and therefore, the fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.
Distressed debt securities
The fund may invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. Distressed debt securities are speculative and involve substantial risk. Generally, the fund will invest in distressed debt securities when the portfolio managers believe they offer significant potential for higher returns or can be exchanged for other securities (e.g., equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. The fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.
U.S. government obligations
U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the U.S. Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. U.S. government obligations include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest bearing securities with comparable maturities.
Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government.
Foreign and emerging markets securities
The fund may invest without limit in both U.S. dollar and non-U.S. dollar denominated securities of foreign issuers. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers, as well as factors affecting the particular issuers. The fund may invest in foreign securities issued by issuers located in emerging market countries. The fund considers a country to be an emerging market country, if, at the time of investment, it is represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or categorized by the World Bank in its annual categorization as middle- or low-income. To the extent the fund invests in these securities, the risks associated with investment in foreign issuers will generally be more pronounced.
Sovereign debt
Sovereign debt securities may include:

•	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions
•	Fixed income securities issued by government-owned, controlled or sponsored entities
•	Interests issued for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers
•	Participations in loans between governments and financial institutions
•
Fixed income securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development

Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
Structured instruments
The fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or

Western Asset Variable Global High Yield Bond Portfolio	11

mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying asset or index. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Mortgage-backed and asset-backed securities
Mortgage-backed securities may be issued by private issuers, by U.S. government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.
Unlike mortgage-backed securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics.
Residential mortgage-backed securities (“RMBS”) are comprised of a pool of mortgage loans created by banks and other financial institutions. Commercial mortgage-backed securities (“CMBS”) are a type of mortgage-backed security backed by commercial mortgages rather than residential real estate.
Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.
Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs are a type of mortgage-backed security. CMOs may be collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, or may be collateralized by whole loans or private pass-throughs (referred to as “Mortgage Assets”). Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the issuer with income to pay debt service on the CMOs. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.
Collateralized debt obligations (“CDOs”) are a type of asset-backed security. CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may also include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinated corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Like CMOs, CDOs generally issue separate series or “tranches” which vary with respect to risk and yield. These tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
Preferred stock and convertible securities
The fund may invest in preferred stock and convertible securities. Preferred stock represents equity ownership of an issuer that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay dividends at fixed or variable rates. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates (unless the conversion price substantially exceeds the value of the common stock) and tends to exhibit greater volatility.
Equity securities
Although the fund invests principally in fixed income securities and related investments, the fund may from time to time invest in or receive equity securities and equity-like securities, which may include warrants, rights, exchange traded and over-the-counter common stocks, preferred stock, depositary receipts, trust certificates, limited partnership interests and shares of other investment companies, including exchange-traded funds, and real estate investment trusts. The fund may invest in or receive equity securities for which there exists no private or public market.

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Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. Equity securities typically fluctuate in price more than fixed income securities.
Warrants and rights permit, but do not obligate, their holders to subscribe for other securities. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities and a warrant or right ceases to have value if it is not exercised prior to its expiration date.
Zero coupon, pay-in-kind and deferred interest securities
Zero coupon, pay-in-kind and deferred interest securities may be used by issuers to manage cash flow and maintain liquidity. Zero coupon securities pay no interest during the life of the obligation but are issued at prices below their stated maturity value. Because zero coupon securities pay no interest until maturity, their prices may fluctuate more than other types of securities with the same maturity in the secondary market. However, zero coupon bonds are useful as a tool for managing duration.
Pay-in-kind securities have a stated coupon, but the interest is generally paid in the form of obligations of the same type as the underlying pay-in-kind securities (e.g., bonds) rather than in cash. These securities are more sensitive to the credit quality of the underlying issuer and their secondary market prices may fluctuate more than other types of securities with the same maturity.
Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value.
Certain zero coupon, pay-in-kind and deferred interest securities are subject to tax rules applicable to debt obligations acquired with “original issue discount.” The fund would generally have to accrue income on these securities for U.S. federal income tax purposes before it receives corresponding cash payments. Because the fund intends to make sufficient annual distributions of its taxable income, including accrued non-cash income, in order to maintain its U.S. federal income tax status and avoid fund-level income and excise taxes, the fund might be required to liquidate portfolio securities at a disadvantageous time, or borrow cash, to make these distributions. The fund also accrues income on these securities prior to receipt for accounting purposes. To the extent it is deemed collectible, accrued income is taken into account when calculating the value of these securities and the fund’s net asset value per share, in accordance with the fund’s valuation policies.
When-issued securities, delayed delivery, to be announced and forward commitment transactions
Securities purchased in when-issued, delayed delivery, to be announced or forward commitment transactions will not be delivered or paid for immediately. Such transactions involve a risk of loss, for example, if the value of the securities declines prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made.
Forward roll transactions
In a forward roll transaction (also referred to as a mortgage dollar roll), the fund sells a mortgage-backed security while simultaneously agreeing to purchase a similar security from the same party (the counterparty) on a specified future date at a lower fixed price. During the roll period, the fund forgoes principal and interest paid on the securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. The fund may enter into a forward roll transaction with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified date, the fund sells the security and agrees to repurchase a similar security at a later time.
Investments in forward roll transactions involve a risk of loss if the value of the securities that the fund is obligated to purchase declines below the purchase price prior to the repurchase date. Forward roll transactions may have a leveraging effect on the fund (see “When-issued securities, delayed delivery, to be announced and forward commitment transactions”).
Short-term investments
The fund may invest, directly or indirectly, in cash, money market instruments and short-term securities, including repurchase agreements, U.S. government securities, bank obligations and commercial paper. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances and other similar obligations. A repurchase agreement is a transaction in which the fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the fund at a higher price. The repurchase agreement thereby determines the yield during the fund’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security held by the fund. The fund may also invest in money market funds, which may or may not be registered under the Investment Company Act of 1940, as amended, and/or affiliated with the fund’s manager or the subadvisers. The return on investment in these money market funds may be reduced by such money market funds’ operating expenses in addition to the fund’s own fees and expenses. As such, there is a layering of fees and expenses.

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Borrowings and reverse repurchase agreements
The fund may enter into borrowing transactions. Borrowing may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure. The fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of the fund’s shares.
The fund may enter into reverse repurchase agreements, which have characteristics like borrowings. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the cash received.
Restricted and illiquid securities
Restricted securities are securities subject to legal or contractual restrictions on their resale. An “illiquid security” is any security which the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such conditions might prevent the sale of such securities at a time when the sale would otherwise be desirable. The fund will not acquire “illiquid securities” if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets. The fund may determine that some restricted securities can be more readily sold, for example to qualified institutional buyers pursuant to SEC Rule 144A, and therefore may treat certain such securities as “liquid” for purposes of limitations on the amount of illiquid securities it may own. Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified buyers become, for a time, uninterested in buying these securities. These securities may be difficult to value, and the fund may have difficulty disposing of such securities promptly. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.
Credit downgrades and other credit events
Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the subadvisers will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if an obligor of such a security has difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses in an effort to protect the fund’s interest in securities experiencing these events.
Defensive investing
The fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions, including by investing in any type of money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. If a significant amount of the fund’s assets is used for defensive investing purposes, the fund will be less likely to achieve its investment objective. Although the subadvisers have the ability to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.
Other investments
The fund may also use other strategies and invest in other investments that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI. New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.
Percentage and other limitations
For purposes of the fund’s limitations expressed as a percentage of assets or net assets, the term “assets” or “net assets,” as applicable, means net assets plus the amount of any borrowings for investment purposes. The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in asset values or characteristics, a sale of securities or a change in credit quality will not constitute a violation of that limitation.
Selection process
Individual security selection is driven by the subadviser’s economic view, industry outlook and credit analysis. The subadviser then selects those individual securities that appear to be most undervalued and offer the highest potential returns relative to the amount of credit, interest rate, illiquidity and other risks presented by these securities. The subadviser expects to allocate the fund’s investments across a broad range of issuers and industries, which can help to reduce risk.
In evaluating the issuer’s creditworthiness, the subadviser employs fundamental analysis and considers the following factors:

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•	The strength of the issuer’s financial resources
•	The issuer’s sensitivity to economic conditions and trends
•	The issuer’s operating history
•	The experience and track record of the issuer’s management or political leadership.
More on risks of investing in the fund
Following is more information on the principal risks summarized above and additional risks of investing in the fund.
Market and interest rate risk. The market prices of securities held by the fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the fund’s securities fall, the value of your investment in the fund will decline. The market price of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, inflation, substantial economic downturn or recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The market price of a security may also fall due to specific conditions that affect a particular sector of the securities market or industry or a particular issuer. To the extent that securities of certain issuers behave or are perceived to behave similarly to each other, the market prices of those securities (or the market as a whole) may fall in response to a decline in the price of a particular security. Your fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities, and therefore the value of your investment in the fund, generally goes down. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s market price. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Recently, there have been inflationary price movements. As a result, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. government and the U.S. Federal Reserve, as well as certain foreign governments and central banks, have from time to time taken steps to support financial markets. The U.S. government and the U.S. Federal Reserve may, conversely, reduce market support activities. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Changes in government activities in this regard, such as changes in interest rate policy, can negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and non-U.S. interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the fund’s yield will decline. Also, when interest rates decline, investments made by the fund may pay a lower interest rate, which would reduce the income received by the fund.
Market events risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to factors such as economic events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes, labor strikes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, wars, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries or markets directly affected, the value and liquidity of the fund’s investments may be negatively affected. Ongoing or threatened armed conflicts throughout the world have caused and could continue to cause significant market disruptions and volatility. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain fund investments as well as fund performance and liquidity. Following Russia’s invasion of Ukraine in 2022, Russian stocks lost all, or nearly all, of their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the fund’s investments.
The long-term impact of the COVID-19 pandemic and its subsequent variants on economies, markets, industries and individual issuers is not known. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. This and other government intervention into the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known.
Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. Recently, inflation and interest rates have been volatile and may increase in the future. These circumstances could adversely affect the value and liquidity of the fund’s investments, impair the fund’s ability to satisfy redemption requests, and negatively impact the fund’s performance.

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The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities or the broader U.S. or global economies. For example, the United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. The United States government has prohibited U.S. persons from investing in Chinese companies designated as related to the Chinese military. These and possible future restrictions could limit the fund’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Moreover, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the fund’s assets may go down.
Credit risk. The value of your investment in the fund could decline if the issuer of a security held by the fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy. The value of your investment in the fund could also decline if the credit rating of a security held by the fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the fund will be subject to the credit risk presented by the counterparty. In addition, the fund may incur expenses in an effort to protect the fund’s interests or to enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising those rights. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for high yield debt securities (“junk” bonds), which are rated below the Baa/BBB categories or unrated securities of comparable quality.
The fund may invest in subordinated securities, which are securities that rank below other securities with respect to claims on an issuer’s assets, or securities which represent interests in pools of such subordinated securities. The fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater adverse impact on subordinated securities.
High yield (“junk”) bonds risk. High yield bonds, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also have lower liquidity as compared to higher-rated securities, which means the fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the fund before it matures. If the issuer redeems high yield bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.
Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains, such as when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the fund’s subadviser, especially in abnormal market conditions. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities.
The fund’s counterparty to a derivative transaction may not honor its obligations in respect to the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.
Derivatives also tend to involve greater illiquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity except through the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying asset, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and non-U.S. governments have adopted and implemented regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise

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adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.
Investments by the fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the fund.
Swap agreements tend to shift the fund’s investment exposure from one type of investment to another. For example, the fund may enter into interest rate swaps, which involve the exchange of interest payments by the fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the fund would be less than what it would have been if the fund had not entered into the interest rate swap.
Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value. If the fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for over-the-counter swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Relatively recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The fund will assume the risk that the clearinghouse and/or the broker through which it holds its position may be unable to perform its obligations.
The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money.
Futures are standardized, exchange-traded contracts that obligate a purchaser to buy, and a seller to sell, a specific amount of an asset on a specified future date at a specified price. The primary risks associated with the use of futures contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the futures contract; (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the subadviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. The fund may write a call option where it (i) owns the underlying security (sometimes referred to as a “covered option”), or (ii) does not own such security (sometimes referred to as a “naked option”). When the fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that the fund writes or sells an option, in particular a naked option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets is committed to derivatives in general or is invested in just one or a few types of derivatives.
Leverage risk. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and derivatives creates leverage (i.e., a fund’s investment exposures exceed its net asset value). Leverage increases a fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives, similar to short sales, have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, the fund’s portfolio will be leveraged and can incur losses if the value of the fund’s assets declines between the time a redemption request is received or deemed to be received by the fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the fund) and the time at which the fund liquidates assets to meet redemption requests. Such a

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decline in the value of a fund’s assets is more likely in the case of funds managed from non-U.S. offices for which the time period between the net asset value determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of the fund’s portfolio, the leverage effects described above can be significant and could expose a fund and non-redeeming shareholders to material losses. Leveraging transactions pursued by the fund may also increase its duration and sensitivity to interest rate movements.
The fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the fund may perform as if it were leveraged.
To the extent the fund purchases securities on margin or sells securities short, it will create leverage in the fund’s portfolio. To the extent the market prices of securities pledged to counterparties to secure the fund’s margin account or short sale decline, the fund may be required to deposit additional funds with the counterparty to avoid having the pledged securities liquidated to compensate for the decline.
Current derivatives regulations require the fund, to the extent it uses derivatives beyond a specified limited amount, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the fund to pursue its investment strategies and may not be effective to mitigate the fund’s risk of loss from derivatives.
Illiquidity risk. Illiquidity risk exists when particular investments are or may become impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase. Although most of the fund’s investments must be liquid at the time of investment, investments may be or become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Markets may become illiquid quickly. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers have been less willing to make markets in recent years. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the ability to buy or sell such securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, or to try to limit losses, the fund may be forced to sell at a loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector, industry or issuer. The liquidity of certain assets, particularly of privately-issued and non-investment grade mortgage-backed securities and asset-backed securities, may be difficult to ascertain and may change over time. Transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities. Further, such securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The fund will not receive its sales proceeds until that time, which may constrain the fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly U.S. exposure, such as less liquid, less regulated, less transparent and more volatile markets. The markets for some foreign securities are relatively new, and the rules and policies relating to these markets are not fully developed and may change. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, tariffs and trade disputes, economic sanctions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, political, economic, financial or social instability, terrorism, armed conflicts and other geopolitical events. Geopolitical or other events such as nationalization or expropriation could even cause the loss of the fund’s entire investment in one or more countries.
The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may, from time to time, be unable to inspect audit work papers in certain foreign or emerging market countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign investments may also be adversely affected by U.S. government or international interventions, restrictions or economic sanctions, which could negatively affect the value of an investment or result in the fund selling an investment at a disadvantageous time. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes.
It may be difficult for the fund to pursue claims against a foreign issuer or other parties in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. In the past, some non-U.S. governments have defaulted on principal and interest payments.

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If the fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Currency exchange rates can be volatile, and are affected by factors such as general economic and political conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The fund may be unable or may choose not to hedge its foreign currency exposure.
In certain foreign markets, settlement and clearance of trades may experience delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer) due to, among other factors, low trading volumes and volatile prices. The custody or holding of securities, cash and other assets by local banks, agents and depositories in securities markets outside the United States may entail additional risks. Governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and may be subject to limited or no government oversight. In extreme cases, the fund’s securities may be misappropriated or the fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Their economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic or a natural disaster. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of investments in emerging markets. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation, and the fund may be unable to enforce its rights against the issuers. Sovereign debt risk is increased for emerging market issuers.
Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expenses may be higher if the fund’s average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment. Prepayment further tends to reduce the yield to maturity and the average life of the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.
Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, or in issuers in related businesses or that are subject to related operating risks, the fund will be more susceptible to negative events affecting those issuers.
Consumer discretionary sector risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, inflation, trade and tariff arrangements, supply chain disruptions, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer preferences also can affect the demand for, and success or, consumer discretionary products in the marketplace.
Investment in loans risk. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service). Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the fund’s redemption obligations. Because junior loans are unsecured and subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any,

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may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Junior loans generally have greater price volatility than senior loans and may have lower liquidity as compared to senior loans. In addition, investments in loans may be difficult to value and may be illiquid. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the fund or cause the fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the fund’s net asset value. Opportunities to invest in loans or certain types of loans, such as senior loans, may be limited. The limited availability of loans may be due to a number of reasons, including that direct lenders may allocate only a small number of loans to new investors, including the fund. There also may be fewer loans made or available, particularly during economic downturns. There is also a possibility that originators will not be able to sell participations in junior loans, which would create greater credit risk exposure for the holders of such loans. Bank loans may not be considered securities under federal securities laws and therefore, the fund may not have the protections afforded by U.S. federal securities laws with respect to such investments.
Covenant lite loans risk. Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. Accordingly, the fund may have fewer rights against a borrower when it invests in or has exposure to covenant lite loans. This may expose the fund to greater credit risk associated with the borrower and reduce the fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.
Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of non-U.S. securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. The valuation of the fund’s investments involves subjective judgment, which may prove to be incorrect.
Investment in other investment companies risk. Investments in other investment companies are subject to market and portfolio selection risk, as well as portfolio management risk. If the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies.
Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash and the fund will not earn income on the cash. If a significant amount of the fund’s assets is used for cash management or defensive investing purposes, the fund will be less likely to achieve its investment objective. Defensive investing may not work as intended and the value of an investment in the fund may still decline.
Hedging risk. The decision as to whether and to what extent the fund will engage in hedging transactions to hedge against risks such as currency risk will depend on a number of factors, including prevailing market conditions, the composition of the fund, the availability of suitable transactions and regulatory restrictions. The fund may not engage in hedging transactions even when it would have been advantageous to do so. Hedges are sometimes subject to imperfect matching between the derivative and the underlying asset or index, so the fund could lose money on both a hedging transaction and the transaction being hedged; accordingly, there can be no assurance that hedging strategies, if used, will be successful. Hedging transactions involve costs and may reduce gains or result in losses.
Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as prices go up and the purchasing power of money goes down. The market prices of debt securities generally fall as inflation increases because the purchasing power of the principal and income is expected to be less when paid. Inflation often is accompanied or followed by a recession, or period of decline in economic activity, which may include job loss and other hardships and may cause the value of securities to go down generally. Inflation risk is greater for fixed-income instruments with longer maturities. In addition, this risk may be significantly elevated compared to normal conditions because of recent monetary policy measures and the current interest rate environment. Inflation has recently increased and it cannot be predicted whether it may decline.
Portfolio management risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates or other market factors, is incorrect or does not produce the desired results, or if there are imperfections, errors or limitations in the models, tools and data used by the subadvisers. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the fund.

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Redemption risk. The fund may experience periods of heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner which could cause the value of your investment to decline. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, unpredictable cash flow needs or where one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s manager. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money.
Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology (including those due to cybersecurity incidents), changes in personnel, and errors caused by third party service providers or trading counterparties. The rapid development and increasingly widespread use of artificial intelligence, including machine learning technology and generative artificial intelligence such as ChatGPT, could exacerbate these risks. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.
Cybersecurity risk. Like other funds and business enterprises, the fund, the manager, the subadvisers and their service providers are subject to the risk of cyber incidents occurring from time to time. Cybersecurity incidents, whether intentionally caused by third parties or otherwise, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information) or proprietary information, cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality, or prevent fund investors from purchasing, redeeming or exchanging shares, receiving distributions or receiving timely information regarding the fund or their investment in the fund. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund, the manager, and/or the subadvisers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent or mitigate any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.
New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the fund’s ability to plan for or respond to a cyber attack.
Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
Portfolio holdings
The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI. For more information about the fund’s portfolio holdings, please visit the fund’s website, www.franklintempleton.com/prospectus, and click on the name of the fund.

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More on fund management
Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) is the fund’s investment manager. FTFA, with offices at One Madison Avenue, New York, New York 10010, also serves as the investment manager of other Franklin Templeton-sponsored funds. FTFA provides administrative and certain oversight services to the fund. As of December 31, 2025, FTFA’s total assets under management were approximately $138.83 billion.
Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset and Western Asset London, the “subadvisers”) provide the day-to-day portfolio management of the fund as subadvisers.
Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010. Western Asset London was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145.
Western Asset London and Western Asset Singapore provide certain subadvisory services relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments. Western Asset London generally manages global and non-U.S. dollar fixed income mandates and Western Asset Singapore generally manages Asian (other than Japan) fixed income mandates. Each office provides services relating to relevant portions of Western Asset’s broader portfolios as appropriate.
Western Asset London and Western Asset Singapore undertake investment-related activities including investment management, research and analysis, and securities settlement.
Western Asset employs a team approach to investment management that utilizes relevant staff in multiple offices around the world. Expertise from Western Asset investment professionals in those offices add local sector investment experience as well as the ability to trade in local markets. Although the investment professionals at Western Asset London and Western Asset Singapore are responsible for the management of the investments in their local sectors, Western Asset provides overall supervision of their activities for the fund to maintain a cohesive investment management approach.
Western Asset, Western Asset London and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2025, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London and Western Asset Singapore, were approximately $216.97 billion.
FTFA pays the subadvisers a portion of the management fee that it receives from the fund. The fund does not pay any additional advisory or other fees for advisory services provided by Western Asset, Western Asset London or Western Asset Singapore.
FTFA, Western Asset, Western Asset London and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of December 31, 2025, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.68 trillion.
Investment professionals
Primary responsibility for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund lies with the following investment professionals. The fund is managed by a broad team of investment professionals. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

Investment professional	Title and recent biography	Investment professional of the fund since
Michael C. Buchanan	Chief Investment Officer and has been employed by Western Asset as an investment professional for at least the past five years.	2006
Ryan Kohan	Head of Bank Loans, Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2024
Ian R. Edmonds	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2012
Walter E. Kilcullen	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2012

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Christopher F. Kilpatrick*	Portfolio Manager and has been employed by Western Asset as an investment professional for at least the past five years.	2017
* Effective September 30, 2026, Christopher F. Kilpatrick will step down as a member of the fund’s investment professional team.
The SAI provides information about the compensation of the investment professionals, other accounts managed by the investment professionals and any fund shares held by the investment professionals.
Management fee
The fund pays a management fee at an annual rate of 0.70% of its average daily net assets.
For the fiscal year ended December 31, 2025, the fund paid FTFA an effective management fee of 0.70% of the fund’s average daily net assets for management services. The effective management fee reflects any fees waived by the manager (including any fees waived in connection with investments by the fund in affiliated investment companies for which the fund paid a management fee).
A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s report on Form N-CSR for the period ended June 30, 2025.
Expense limitation
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 0.90% for Class I shares and 1.15% for Class II shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2027, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. The manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to recapture.
Additional information
The fund enters into contractual arrangements with various parties, including, among others, the fund’s manager and the subadvisers, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.
This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.
Distribution
Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, serves as the fund’s sole and exclusive distributor.
The fund has adopted a Rule 12b-1 shareholder services and distribution plan for Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average daily net assets of the class. The plan allows Class II shares of the fund to bear distribution fees in connection with the sale and distribution of Class II shares. It also allows the fund to pay for services to Class II shareholders. From time to time, Franklin Distributors and/or financial intermediaries may agree to a reduction or waiver of these fees. This fee is an ongoing expense and over time may cost you more than paying other types of sales charges. Class I shares are not subject to any distribution and/or service fees.
Additional payments
In addition to payments made to intermediaries under the fund’s shareholder services and distribution plan and other payments made by the fund for shareholder services and/or recordkeeping, the Distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the Distributor and affiliates of the manager, as well as Service Agents through which investors may purchase shares of the fund, including your Service Agent. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Distributor, the manager and/or their affiliates, and the recipients of these payments.

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Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your Service Agent for details about revenue sharing payments it receives or may receive. Additional information about revenue sharing payments is available in the SAI. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan, or for recordkeeping and/or shareholder services, also benefit the manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

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Share transactions
Share classes
The fund has two share classes, Class I and Class II shares. Class I and Class II shares have different expense structures. Class I shares are not subject to a shareholder services and distribution fee, while Class II shares are subject to a shareholder services and distribution fee of 0.25% of the average daily net assets of the class.
Availability of the fund
Shares of the fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies, through qualified pension and retirement plans or by qualified funds of funds whose investors consist solely of separate accounts of participating life insurance companies and/or qualified pension and retirement plans. Additional information regarding eligibility to invest in shares of the fund can be found in the SAI. Prospective investors should consult their own tax professionals regarding their eligibility to hold fund shares. Shares of the fund are sold at the fund’s net asset value next determined after receipt by the fund, through its agent, of a purchase request in good order.
The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The fund’s Board currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance company’s separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is found by the Board to be in the best interests of the fund’s shareholders.
The fund reserves the right to reject any specific purchase order.
Certain insurance companies may have selected, and the Distributor may have made available, fund share classes with distribution and/or service-related fees that are higher than other available share classes. As a result of higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the Distributor or its affiliates to such insurance company would decrease.
Redemption of shares
The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund, through its agent, of a redemption order from a separate account and by qualified plans, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order. Redemption proceeds must be remitted to a separate account on or before the second day following receipt of the request in good order, except on a day on which the New York Stock Exchange (the “NYSE”) is closed or as permitted by the Securities and Exchange Commission in extraordinary circumstances.
Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio or selling portfolio assets to generate cash. The fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time.
The fund may pay all or a portion of redemption proceeds by delivering securities (for example, if the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). In that event, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption.
The fund has available an unsecured revolving credit facility (the “Global Credit Facility”) that may be used as an additional source of liquidity to fund redemptions of shares. There can be no assurance that the Global Credit Facility will remain available to the fund generally or that any available credit under the Global Credit Facility will be available to the fund when the fund seeks to draw on the Global Credit Facility.
During periods of deteriorating or stressed market conditions, when an increased portion of the fund’s portfolio may be comprised of investments that have lower liquidity, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements or by giving securities.
Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
Frequent trading of fund shares
The Board has adopted the following policies and procedures with respect to frequent trading (“Frequent Trading Policy”):

Western Asset Variable Global High Yield Bond Portfolio	25

Frequent trading generally. The fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of fund shares, often referred to as “frequent trading,” and asks its fund of fund investors and participating life insurance companies (“Insurers”) for their cooperation in trying to discourage such activity in their separate accounts by contract holders and their service agents. The fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the fund’s manager or transfer agent such trading may interfere with the efficient management of the fund’s portfolio, may materially increase the fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the fund and its shareholders.
The Frequent Trading Policy applies to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account.
Frequent trading consequences. If information regarding trading activity in the fund or in any other Franklin Templeton affiliated fund or non-Franklin Templeton affiliated fund is brought to the attention of the fund’s manager or transfer agent and based on that information the fund or its manager or transfer agent in their sole discretion conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the fund may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which a shareholder may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund). In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund or its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the fund and the underlying funds in which the fund invests.
In considering trading activity, the fund may consider, among other factors, trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership.
Frequent trading through Insurers. An Insurer’s order for purchases and/or redemptions pursuant to a contract holder’s instructions (including purchases and/or redemptions by an exchange or transfer between the fund and any mutual fund) are submitted pursuant to aggregated orders (“Aggregated Orders”). A fund of fund’s order for purchases and/or redemptions pursuant to its investors’ instructions are also submitted pursuant to Aggregated Orders. While the fund will encourage Insurers and funds of funds to apply the Frequent Trading Policy to their investors, the fund is limited in its ability to monitor the trading activity or enforce the Frequent Trading Policy because Insurers and funds of funds have the relationships with, and are responsible for maintaining the account records of, the individual investors. For example, should it occur, the fund may not be able to detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify in the Aggregated Orders used by Insurers and fund of fund investors.
Therefore, the fund or its agent selectively monitor the Aggregated Orders used by Insurers and fund of fund investors for purchases, exchanges and redemptions in respect of all their investors and seek the cooperation of Insurers and fund of fund investors to apply the Frequent Trading Policy. There may be legal and technological limitations on the ability of an Insurer or fund of fund to impose trading restrictions and to apply the Frequent Trading Policy to their investors through such methods as implementing short-term trading limitations or restrictions, assessing the fund’s redemption fee (if applicable) and monitoring trading activity for what might be frequent trading. As a result, the fund may not be able to determine whether trading by Insurers or funds of funds in respect of their investors is contrary to the Frequent Trading Policy.
Risks from frequent trading. Depending on various factors, including the size of the fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades and the types of securities in which the fund typically invests, short-term or frequent trading may interfere with the efficient management of the fund’s portfolio, increase the fund’s transaction costs, administrative costs and taxes and/or impact fund performance.
In addition, if the nature of the fund’s portfolio holdings exposes the fund to “arbitrage market timers,” the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the fund’s net asset value per share. A fund that invests significantly in foreign securities may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the fund’s international portfolio securities trade and the time as of which the fund’s net asset value is calculated. Arbitrage market timers may purchase shares of the fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s net asset value. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.
Since the fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (relatively illiquid securities), the fund may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of these relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.
The fund is currently using several methods to reduce the risk of frequent trading. These methods include:

26	Western Asset Variable Global High Yield Bond Portfolio

•	seeking the cooperation of Insurers and funds of funds to assist the fund in identifying potential frequent trading activity;
•	committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the Frequent Trading Policy;
•	monitoring potential price differentials following the close of trading in foreign markets to determine whether the application of fair value pricing procedures is warranted; and
•	seeking the cooperation of financial intermediaries to assist the fund in identifying frequent trading activity.
Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the fund seeks to make judgments and applications that are consistent with the interests of the fund’s shareholders. There is no assurance that the fund or its agents will gain access to any or all information necessary to detect frequent trading in Insurers’ separate accounts. While the fund will seek to take actions (directly and with the assistance of Insurers) that will detect frequent trading, it cannot represent that such trading activity can be minimized or completely eliminated.
Revocation of frequent trading trades. Transactions placed in violation of the Frequent Trading Policy or exchange limit guidelines are not necessarily deemed accepted by the fund and may be cancelled or revoked by the fund, in full or in part, as soon as practicable following receipt by the fund and prompt inquiry of the intermediary.
Dividends, other distributions and taxes
Distributions made by the fund are automatically reinvested in additional shares of the fund at net asset value unless the fund is instructed otherwise. Distributions to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account, ordinarily do not cause contract holders to recognize income or gain for U.S. federal income tax purposes. The amount of any dividends or distributions will vary, and there is no guarantee that any dividends or distributions will be paid. Please see the accompanying contract prospectus for information regarding the U.S. federal income tax treatment of distributions to the separate accounts and to contract holders.
In order to enable insurance company separate accounts investing in the fund to comply with the diversification requirements applicable to “segregated asset accounts” under the Internal Revenue Code of 1986, as amended (the “Code”), the fund intends to structure its portfolio in a manner that complies with those requirements and to prohibit investment in the fund by investors other than separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and life insurance contracts and certain qualified pension and retirement plans and other regulated investment companies whose shares are generally offered only to such separate accounts and pension and retirement plans. The applicable Treasury regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a segregated asset account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but in the case of U.S. government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative asset diversification test may be satisfied under certain circumstances. So long as the fund qualifies as a “regulated investment company” and ensures that its shares are held only by qualifying investors (including other regulated investment companies whose shares are held only by qualifying investors), each segregated asset account investing in the fund will be entitled to “look through” to the fund’s portfolio in order to satisfy the diversification requirements. As noted above, shares of the fund are offered only to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans and other regulated investment companies whose shares are generally offered only to such separate accounts and pension and retirement plans; if the fund were to sell its shares to other categories of shareholders, the fund may fail to comply with applicable Treasury requirements regarding investor control. If the fund should fail to comply with the diversification or investor control requirements or fail to qualify as a regulated investment company under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code, and all income and gain earned in past years and currently inside the contracts would be taxed currently to the policyholders and income and gain would remain subject to taxation as ordinary income thereafter, even if the fund were to become adequately diversified.

Western Asset Variable Global High Yield Bond Portfolio	27

Share price
You may buy or redeem shares at their net asset value next determined after receipt of your request in good order. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.
The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.
Orders to buy or redeem shares at a certain day’s price must be received by the fund, through its agent, before the scheduled close of regular trading on the NYSE on that day to receive that day’s price. If the NYSE closes early on that day, you must place your order prior to the scheduled closing time. It is the responsibility of the separate account or qualified plan to transmit all orders to buy or redeem shares to the transfer agent within the time period agreed to by such parties.
Valuation of the fund’s securities and other assets is performed in accordance with the valuation policy approved by the Board. The fund’s manager serves as the fund’s valuation designee for purposes of compliance with Rule 2a-5 under the Investment Company Act of 1940, as amended. Under the valuation policy, assets are valued as follows:

•
The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•
Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies. Investments in mutual funds are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

•
The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets in which they primarily trade. The prices of foreign equity securities typically are adjusted using a fair value model developed by an independent third party pricing service to estimate the value of those securities at the time of closing of the NYSE. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•
If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities in accordance with the valuation policy. Among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments may be used to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. Fair value procedures may also be used if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. Fair value methodologies may value securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

28	Western Asset Variable Global High Yield Bond Portfolio

Financial highlights
The financial highlights tables are intended to help you understand the performance of each class for the past five years, unless otherwise noted. Certain information reflects financial results for a single fund share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with a separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns for all periods shown. This information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s audited financial statements for the fiscal year ended December 31, 2025, is incorporated by reference into the fund’s SAI (see back cover). The fund’s audited annual financial statements for the fiscal year ended December 31, 2025 are available upon request by calling toll-free 877-6LM-FUND/656-3863 or via the following hyperlink: (https://www.sec.gov/ix?doc=/Archives/edgar/data/0000874835/000113322826001951/wabp-efp22511_ncsr.htm).
Western Asset Variable Global High Yield Bond Portfolio

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2025	2024	2023	2022	2021

Net asset value, beginning of year	$6.04	$6.02	$5.78	$7.19	$7.43

Income (loss) from operations:
Net investment income	0.42	0.41	0.39	0.34	0.34
Net realized and unrealized gain (loss)	0.18	0.02	0.19	(1.32)	(0.24)
Total income (loss) from operations	0.60	0.43	0.58	(0.98)	0.10

Less distributions from:
Net investment income	(0.44)	(0.41)	(0.34)	(0.43)	(0.34)
Total distributions	(0.44)	(0.41)	(0.34)	(0.43)	(0.34)

Net asset value, end of year	$6.20	$6.04	$6.02	$5.78	$7.19
Total return[2]	9.96%	7.06%	10.26%	(13.72)%	1.33%

Net assets, end of year (000s)	$66,321	$71,325	$76,028	$76,863	$99,346

Ratios to average net assets:
Gross expenses	0.81%	0.81%	0.83%	0.79%	0.82%
Net expenses[3,4]	0.81	0.81	0.83	0.79	0.82
Net investment income	6.69	6.62	6.59	5.37	4.49

Portfolio turnover rate	57%	51%	34%	58%	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

Western Asset Variable Global High Yield Bond Portfolio	29

Western Asset Variable Global High Yield Bond Portfolio

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2025	2024	2023	2022	2021

Net asset value, beginning of year	$6.29	$6.26	$6.00	$7.44	$7.68

Income (loss) from operations:
Net investment income	0.42	0.41	0.39	0.34	0.33
Net realized and unrealized gain (loss)	0.19	0.01	0.20	(1.37)	(0.25)
Total income (loss) from operations	0.61	0.42	0.59	(1.03)	0.08

Less distributions from:
Net investment income	(0.42)	(0.39)	(0.33)	(0.41)	(0.32)
Total distributions	(0.42)	(0.39)	(0.33)	(0.41)	(0.32)

Net asset value, end of year	$6.48	$6.29	$6.26	$6.00	$7.44
Total return[2]	9.95%	6.70%	9.96%	(13.87)%	1.04%

Net assets, end of year (000s)	$92,422	$82,149	$67,264	$56,353	$64,999

Ratios to average net assets:
Gross expenses	1.06%	1.06%	1.08%	1.04%	1.07%
Net expenses[3,4]	1.06	1.06	1.08	1.03	1.07
Net investment income	6.45	6.38	6.35	5.16	4.26

Portfolio turnover rate	57%	51%	34%	58%	73%

[1]	Per share amounts have been calculated using the average shares method.

[2]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]
As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

30	Western Asset Variable Global High Yield Bond Portfolio

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Western Asset
Variable Global High Yield Bond Portfolio

You may visit www.franklintempleton.com/prospectus for a free copy of a Prospectus, Statement of Additional Information (“SAI”), an annual or semi-annual report or other information such as fund financial statements.
Shareholder reports Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semi-annual financial statements. The fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended December 31, 2025, as filed on Form N-CSR, are incorporated by reference into (are legally a part of) the SAI.
Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.
You can make inquiries about the fund or obtain copies of the SAI, the fund’s annual and semi-annual reports to shareholders and other information such as fund financial statements (without charge) by calling the fund at 877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030.
Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.
If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the Distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.
Shares of the fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts and to qualified pension and retirement plans or by qualified funds of funds whose investors consist solely of separate accounts of participating life insurance companies and/or qualified pension and retirement plans. Additional information regarding eligibility to invest in shares of the fund can be found in the SAI. Prospective investors should consult their own tax professionals regarding their eligibility to hold fund shares. This Prospectus should be read together with the prospectuses for those contracts and information for those plans.

(Investment Company Act
file no. 811‑06310)
90146‑P 05/26
© 2026 Franklin Templeton. All rights reserved.

May 1, 2026

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Fund	Ticker Symbol

	Class I	Class II

WESTERN ASSET CORE PLUS VIT PORTFOLIO (“Core Plus VIT Portfolio”)	QLMHIX	LVITX
WESTERN ASSET LONG CREDIT VIT (“Long Credit VIT”)	LLAAX	LLACX

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO (“Global High Yield Bond Portfolio”)	QLMYIX	QLMYTX

One Madison Avenue

New York, New York 10010

877-6LM-FUND/656-3863

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated May 1, 2026, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. This SAI contains additional information about each fund listed above (references to the “Fund” mean each Fund listed on this cover page, unless otherwise noted).

Each Fund is a series of Legg Mason Partners Variable Income Trust (the “Trust”), a Maryland statutory trust.

Fund shares are offered only to variable annuity and variable life insurance separate accounts established by insurance companies (“Participating Insurance Companies”) to fund variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies,” and together with VA contracts, the “Policies”) and to qualified retirement and pension plans. Individuals holding Policies are referred to herein as “Policyholders.” Individuals may not purchase shares of the Fund directly from the Trust. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s audited financial statements and the accompanying independent registered public accounting firm’s report for the fiscal year ended December 31, 2025, as filed on Form N-CSR, are incorporated herein by reference

(https://www.sec.gov/ix?doc=/Archives/edgar/data/0000874835/000113322826001941/wacpvp-efp22505_ncsr.htm https://www.sec.gov/ix?doc=/Archives/edgar/data/0000874835/000113322826001922/walcv-efp22508_ncsr.htm https://www.sec.gov/ix?doc=/Archives/edgar/data/0000874835/000113322826001951/wabp-efp22511_ncsr.htm). The Fund’s Prospectus, copies of the annual and semi-annual reports and other information such as Fund financial statements may be obtained free of charge from Participating Insurance Companies and qualified pension and retirement plans, by writing the Trust at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33733-8030, by calling the telephone number set forth above, by sending an e-mail request to prospectus.us.franklintempleton@fisglobal.com or by visiting www.franklintempleton.com/prospectus. Franklin Distributors, LLC (“Franklin Distributors” or the “Distributor”), an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, Inc., serves as the Fund’s sole and exclusive distributor.

The Fund issues two classes of shares: Class I shares and Class II shares. Policyholders should consult the applicable prospectus of the separate account of the Participating Insurance Company or information provided by the qualified retirement or pension plan to determine which class of Fund shares may be purchased by the separate account or plan.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

BK39 SAI 05/26

APPENDIX B—CREDIT RATINGS	B-1

APPENDIX C—PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES	C-1

GLOSSARY OF TERMS

Because the following is a combined glossary of terms, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“12b-1 Plans” means the Fund’s distribution and shareholder services plan.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of: (a) more than 50% of the outstanding shares of the Fund; or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Board” means the Board of Trustees or Board of Directors, as applicable.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Corporation” (if applicable) means the corporation listed on the cover page of this SAI.

“Directors” means the directors of the Corporation.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Franklin Distributors, LLC (“Franklin Distributors”) is the Fund’s distributor.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Franklin Resources” means Franklin Resources, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Director” or “Independent Trustee” (as applicable) means a Director of the Corporation or a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Corporation or Trust (as applicable).

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“Legg Mason” means Legg Mason, Inc.

“Manager” or “FTFA” means Franklin Templeton Fund Adviser, LLC.

“NAV” means net asset value.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings, a subsidiary of S&P Global Inc. (“S&P”).

“NYSE” means the New York Stock Exchange.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Service Agent” means each bank, broker, dealer, insurance company, investment adviser, financial consultant or adviser, mutual fund supermarket and any other financial intermediaries that have entered into an agreement with the Distributor to sell shares of the Fund.

“Subadviser” means Western Asset Management Company, LLC, Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd, as applicable, and as referred to in the Fund’s Prospectus and this SAI.

“Trust” (if applicable) means the trust listed on the cover page of this SAI.

“Trustees” means the trustees of the Trust.

INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the 1940 Act as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investment practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

Core Plus VIT Portfolio

●

Investment objective. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain a dollar-weighted average effective duration that is normally within 30% of the average duration of the domestic bond market as a whole.

●	The Fund invests in a portfolio of fixed income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed income securities.
●

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as estimated by the Fund’s Subadviser.

●	The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated securities.
●

Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more NRSROs or, if unrated, securities of comparable quality at the time of purchase (as determined by the Subadviser).

●	The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund may invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

Global High Yield Bond Portfolio

●	Investment objective. The Fund seeks to maximize total return.
●

Under normal market conditions, the Fund invests at least 80% of its assets in high yield bonds. High yield bonds are rated below investment grade (that is, securities rated below the Baa/BBB categories), or, if unrated, determined to be of comparable credit quality by the Subadviser and are commonly known as “high yield” or “junk” bonds.

●	Under normal circumstances, the Fund will be invested in at least three countries (one of which may be the United States).
●

The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies and may invest up to 35% of its assets in sovereign debt issued by emerging market governmental issuers.

●	The Fund will generally not invest more than 5% of its assets in securities that are already in default or subject to bankruptcy proceedings.
●

The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets, however the Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

Long Credit VIT

●	Investment objective. The Fund seeks total return consistent with prudent investment management.
●	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities.
●

Although the Fund may invest in securities of any maturity, the Fund will normally seek to maintain a dollar-weighted average effective duration within 10% of the average effective duration of a custom benchmark, which is composed of a 60% weighting to the Bloomberg US Long Credit Index and 40% weighting to the Bloomberg US Intermediate Credit Index.

●

The Fund normally seeks to maintain an average credit quality that is not lower than three rating notches below the average credit quality of the custom benchmark described above. For example, if the average credit quality of the custom benchmark described above is AA, then three rating notches below is A.

●

Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated in the Baa or BBB categories or above at the time of purchase by one or more NRSROs or, if unrated, securities of comparable quality at the time of purchase (as determined by the Subadviser).

●

The Fund will not invest more than 20% of its total assets in asset-backed securities and privately-issued mortgage-backed securities (in the aggregate) or more than 10% of the Fund’s total assets in collateralized debt obligations. The Fund will also not invest more than 20% of its total assets in loans.

●	The Fund may invest up to 10% of its total assets in non-U.S. dollar denominated securities, including through unhedged foreign currency denominated bonds and foreign currency transactions.

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing money for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Manager or the Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, an SEC rule limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. In addition, the term industry will be interpreted to include a related group of industries. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or groups of industries. The Fund has been advised by the staff of the SEC that the staff currently views securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration.

The Fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. The Fund may only change to non-diversified status with a 1940 Act Vote.

Non-Fundamental Investment Policies

The following are some of the non-fundamental investment policies that the Fund currently observes:

●

The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid. The Fund monitors the portion of the Fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

●

If at any time another registered open-end investment company that is part of the same group of investment companies as the Fund invests in the Fund in reliance upon the provisions of subparagraph (G) of Section 12(d)(1) of the 1940 Act, the Fund will not invest in other registered open-end investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

Commodity Exchange Act Regulation — Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Alternative Investment Strategies and Temporary Defensive Investments

At times the Fund’s portfolio manager may judge that conditions in the securities markets make pursuing the Fund’s typical investment strategy inconsistent with the best interest of its shareholders. At such times, the portfolio manager may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these defensive strategies, the Fund may invest without limit in securities that the portfolio manager believes present less risk to the Fund, including equity securities, debt and fixed income securities, preferred stocks, U.S. government and agency obligations, cash or money market instruments, certificates of deposit, demand and time deposits, bankers’ acceptance or other securities the portfolio manager considers consistent with such defensive strategies, such as, but not limited to, options or futures. During periods in which such strategies are used, the duration of the Fund may diverge from the duration range for the Fund disclosed in its Prospectus (if applicable). It is impossible to predict when, or for how long, the Fund will use these alternative strategies. As a result of using these alternative strategies, the Fund may not achieve its investment objective. Additionally, although the portfolio manager has the ability to take defensive positions, the portfolio manager may choose not to do so for a variety of reasons, even during volatile market conditions.

Artificial Intelligence

Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems. Artificial intelligence can be categorized into two types: narrow artificial intelligence, which is designed for specific tasks, and general artificial intelligence, which has the ability to perform any intellectual task that a human can do and includes generative artificial intelligence (“GAI”). GAI is a type of artificial intelligence technology that produces new text, images, audio, and other content based on training data that includes examples of the desired output.

Typically, users enter questions, queries, or other inputs that prompt the GAI model or tool to produce output. In addition, some software uses GAI to suggest changes, summarize information, or translate text. Artificial intelligence has various applications in many fields such as healthcare, finance, transportation, and law.

The use of artificial intelligence in general may adversely impact markets, the overall performance of the Fund’s investments, or the services provided to the Fund by its service providers. The Manager or the Subadviser or a third party service provider may use and/or expand its use of artificial intelligence in connection with its business, operating and investment activities and the Fund’s investments may also use such technologies. Actual usage of such artificial intelligence will vary, and while the Manager or the Subadviser expects that it and the third party service providers to the Fund may, from time to time, adopt and adjust usage policies and procedures governing the use of artificial intelligence by its personnel, there is a risk of misuse of artificial intelligence technologies.

Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate or biased leading to adverse effects for the Fund, including, potentially, operational errors and investment losses.

Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of the Manager or the Subadviser, a third-party service provider, the Fund or its investments to utilize artificial intelligence in the manner it has to-date, and may have an adverse impact on the ability of any of those entities to continue to operate as intended.

Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Volatility in the banking system may impact the viability of banking and financial services institutions. In the event of failure of any of the financial institutions where the Fund maintains its cash and cash equivalents, there can be no assurance that the Fund would be able to access uninsured funds in a timely manner or at all and the Fund may incur losses. Any such event could adversely affect the business, liquidity, financial position and performance of the Fund.

Benchmark Reference Rates Risk

Many debt securities, derivatives, and other financial instruments utilize benchmark or reference rates for variable interest rate calculations, including the Euro Interbank Offer Rate, Sterling Overnight Index Average Rate, and the Secured Overnight Financing Rate (each a “Reference Rate”). Instruments in which the Fund invests may pay interest at floating rates based on such Reference Rates or may be subject to interest caps or floors based on such Reference Rates. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on such Reference Rates. The elimination of a Reference Rate or any other changes to or reforms of the determination or supervision of Reference Rates could have an adverse impact on the market for, or value of, any instruments or payments linked to those Reference Rates.

For example, some Reference Rates, as well as other types of rates and indices, are described as “benchmarks” and have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

Borrowings

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the Fund in other securities or instruments in an effort to increase the Fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Fund invests borrowing proceeds in other securities, the Fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that the Fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Fund’s return.

The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. Interest on any borrowings will be an expense to the Fund and will reduce the value of the Fund’s shares. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings and other senior securities, bears to the aggregate amount of all borrowings. Although complying with this requirement would have the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Collateralized Debt Obligations (“CDOs”), Collateralized Loan Obligations (“CLOs”) and Collateralized Bond Obligations (“CBOs”)

The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Commercial Paper

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Contingent Convertible Securities (“CoCos”)

CoCos are a form of hybrid debt security, typically issued by banking institutions, and are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital requirements or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled or adjusted downward to below the original par value upon the occurrence of a trigger at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses. A write down of the par value would occur automatically and if written down to zero, would effectively cancel the securities, causing investors (including the Fund) to lose the entire value of their investment, even as the issuer remains in business. If such an event occurs, an investor may not have any rights to repayment of the principal amount of the securities and may not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings. Similarly, if a CoCo provides for a mandatory conversion of the security into the issuer’s equity securities in the event of certain circumstances, the Fund could experience a reduced income rate (even to zero) if such conversion event occurs and the issuer’s equity securities pay little or no dividend.

Subordination risk. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Fund, against the issuer in respect of or arising under the terms of the CoCos will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event, each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument, hence worsening the holder’s standing in a bankruptcy. In addition, some CoCos also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.

Market risk. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general. It is often difficult to predict when, if at all, an automatic write-down or conversion event will occur, but any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of affected CoCos. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. CoCos are a relatively new form of security and the full effects of an automatic write-down or conversion event have not been experienced broadly in the marketplace. The occurrence of an automatic write-down or conversion event may be unpredictable and the potential effects of such event on the Fund’s yield, NAV and/or market price may be adverse.

Convertible Securities

Convertible securities are fixed income securities (usually debt or preferred stock) that may be converted or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are usually subordinated to comparable nonconvertible debt or preferred stock, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is generally related to (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and/or (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject to stock market and other risks associated with equity securities, as well as credit, interest rate and other risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Synthetic Convertible Securities

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Custodial Receipts

The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal obligations. The underwriter of these certificates or receipts typically purchases municipal obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation for U.S. federal income tax purposes, the yield on the underlying security would be reduced by any entity-level corporate taxes paid by the issuer.

Custodial receipts may also evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. Custodial receipts are generally not considered obligations of the U.S. government for purposes of securities laws.

Cybersecurity Risk

Like other funds and business enterprises, the Fund, the Manager and the Subadviser and their service providers are subject to the risk of cyber incidents occurring from time to time. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund, the Manager, the Subadviser, and other service providers are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund, the Manager and the Subadviser and/or their service providers to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, and other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

New ways to carry out cyber attacks continue to develop. There is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s, the Manager’s and the Subadviser’s and/or their service providers’ ability to plan for or respond to a cyber attack.

Debt and Fixed Income Securities

The Fund may invest in a variety of debt and fixed income securities, which may be issued by governmental, corporate or other issuers. Debt securities may pay fixed, floating or variable rates of interest or interest at a rate contingent upon some other factor. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

These securities share principal risks. For example, the level of interest income generated by the Fund’s fixed income investments may decline due to a decrease in market interest rates. Thus, when fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Also, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of the Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater when the Fund’s duration or average maturity is longer. In addition, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk.

Changing Interest Rates. In a low or negative interest rate environment, debt securities may trade at, or be issued with, negative yields, which means the purchaser of the security may receive at maturity less than the total amount invested. To the extent the Fund holds a negatively-yielding debt security or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. Cash positions may also subject the Fund to increased counterparty risk to the Fund’s bank. Debt market conditions are highly unpredictable and some parts of the market are subject to dislocations. In a low or negative interest rate environment, some investors may seek to reallocate assets to other income-producing assets. This may cause the price of such higher yielding instruments to rise, could further reduce the value of instruments with a negative yield, and may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changes in monetary or fiscal policy may exacerbate the risks associated with changing interest rates. In the past, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. In recent years, the U.S. government implemented increases to the federal funds interest rate and there may be further rate increases or other actions which may increase market volatility to the extent inconsistent with general market expectations. As interest rates rise, there is risk that rates across the financial system also may rise. To the extent rates increase substantially and/or rapidly, the Fund may be subject to significant losses. Changing interest rates could have unpredictable effects on the markets and may expose fixed income markets to heightened volatility, increased redemptions, and potential illiquidity.

Fixed Income Securities Ratings. Securities rated in the fourth highest ratings category by a NRSRO, such as those rated BBB by S&P, or Baa by Moody’s, and unrated securities of comparable quality, are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Securities rated below the fourth highest ratings category by a NRSRO, including those rated below Baa by Moody’s or BBB by S&P, and unrated securities of comparable quality, are generally considered below “investment grade,” and may have speculative characteristics, including a greater possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for lower rated securities to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case for high rated securities. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. Derivatives include futures contracts, forward contracts, options and swaps.

The Fund may use derivatives for any purpose, including but not limited to, to attempt to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in an attempt to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law, availability or by policies adopted by the Board, Manager or Subadviser (as applicable).

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded over the counter (“OTC”). OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority broadening the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

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Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge at an appropriate time.

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Illiquidity risk. The Fund’s ability to close out or unwind a derivative prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or price. This may also be the case if the counterparty becomes insolvent. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to settle a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to settle the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the derivative. Illiquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.

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Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Margin risk. Certain derivatives require the Fund to make initial margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin (known as “variation margin”) if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

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Speculation risk. Derivatives used for non-hedging purposes may result in losses which are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as counterparty risk.

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Counterparty risk. Derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty (or its affiliates), the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s (or its affiliates’) bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

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Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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OTC risk. Derivative transactions that are traded OTC, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or centrally cleared. Because OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to increased risk that its counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an OTC derivative in the event of the default or bankruptcy of the counterparty to the OTC derivative. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

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Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin requirements, fees, taxes or other charges than in the United States and (5) lesser trading volume. Counterparty risk and many of the risks of OTC derivatives transactions are also applicable to derivative transactions conducted outside the United States.

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Currency derivatives risk. Currency related transactions may be negatively affected by factors such as government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

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Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to shareholders, if applicable.

Risks Associated with Hedging with Derivatives. If the portfolio manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset.

The Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). Short hedging involves the risk that the prices of the futures contracts or the value of the swap or the applicable index will correlate imperfectly with price movements in the Fund’s assets. If the value of the assets held in the Fund’s portfolio declines while the Fund has used derivative instruments in a short hedge, and the prices referenced in the short hedge do not also decline, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets. With respect to a derivative transaction based on an index, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government, self-regulatory organization and judicial action. Registered investment companies are subject to regulatory limitations on their use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements). Among other things, a fund that invests in derivative instruments beyond a specified limited amount must apply a value-at-risk based limit to its use of certain derivative instruments and financing transactions and must adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount, as specified by applicable rules, is not subject to the same restrictions. Regulatory restrictions may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations have been or are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under relatively new special resolution regimes adopted in the United States, the United Kingdom, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the United Kingdom and the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Foreign Currency Instruments and Hedging Strategies

The Fund may use options and futures contracts on foreign currencies and forward currency contracts and currency swap agreements (collectively, “Currency Instruments”), deliverable and non-deliverable, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance the Fund’s return or yield. The Fund may also use such investments to attempt to establish a short position or to gain exposure to a market that would be more costly or difficult to access with other types of investments, such as bonds or currency. The Fund may also engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time of the transaction. The Fund may determine not to hedge, and the Fund may be completely unhedged at any point in time. In cases when a particular currency is difficult to hedge or difficult to hedge against the U.S. dollar, the Fund may seek to hedge against price movements in that currency by entering into transactions using Currency Instruments on another currency or a basket of currencies, the value of which the portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Currency Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

Currency Instruments Risks. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” Currency Instruments are subject to the following risks:

The value of Currency Instruments depends on the value of the underlying foreign currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the Fund’s use of such Currency Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. markets for the Currency Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one currency to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or to otherwise fulfill its obligations in connection with settlement. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

Non-deliverable Forwards. The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be subject to mandatory clearing. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with such deliverable foreign exchange forwards.

Futures Contracts and Options on Futures Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to sell a specified quantity of an underlying instrument or asset, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to buy the underlying instrument or asset, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index calculated for purposes of settlement and the price at which the contract originally was written. Options on futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option or at the expiration of the option, depending on the terms of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts and related options may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument or asset while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument or asset, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange or by its FCM to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” payments are made to and from the FCM as the value of the margin and the underlying derivative transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from an FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument or asset, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument or asset and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments.

Risks of Futures Contracts and Options Thereon. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” futures contracts and options on futures contracts are subject to the following risks:

Successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument or asset, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities or other assets being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged assets. If the price of the futures contract moves less than the price of assets that are the subject of the hedge, the hedge will not be fully effective; but if the price of the assets being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the assets being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a market for such contracts. Although the Fund intends to purchase and sell futures and related options only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments, where applicable. Options have a limited life and thus can be disposed of only within a specific time period.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may result in a higher portfolio turnover rate (see “Portfolio Transactions and Brokerage”) and additional transaction costs in the form of added brokerage commissions.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The CFTC and domestic exchanges have also established (and continue to evaluate and revise) speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts. Under current rules and regulations, other accounts managed by the Manager or, if applicable, Subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, Subadviser’s management for position limit purposes, unless an exemption applies. This aggregation could preclude additional trading by the Fund in such contracts and may require positions held by the Fund to be liquidated, which may adversely affect the performance of the Fund.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts for the relevant account class, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, an underlying investment (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, an underlying investment at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts”.

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s price were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that the underlying instrument’s prices will experience volatility during the term of the options.

Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple

(“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Risks of Options – In addition to the risks described under “Derivatives – Risks of Derivatives Generally,” options are also subject to the following risks:

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Swaps

Generally, a swap agreement involves the exchange between two parties of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. Swaps may be negotiated bilaterally and traded OTC (OTC swaps) or, for certain types of swaps, must be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse (cleared swaps). Swaps include but are not limited to, interest rate swaps, total return swaps, index swaps, inflation indexed swaps, currency swaps, credit default swaps and options on swaps or “swaptions”.

OTC swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors. The swapped returns are generally calculated with respect to a notional amount, that is, the nominal or face amount used to calculate the payments to be made between the parties to the OTC swap.

The Fund may enter into a swap agreement for hedging or non-hedging purposes, including but not limited to, to enhance returns, increase liquidity, protect against currency and security price fluctuations, manage duration and gain exposure to certain markets or securities in a more cost-efficient manner.

Risks of Swaps Generally. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” swaps are subject to the following risks:

Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield and may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other market factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

The absence of a central exchange or market for OTC swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Cleared Swaps. Relatively recent legislation and implementing regulation require certain swaps to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally intended to reduce counterparty credit risk, it may disrupt or limit the swap market and may result in swaps being more difficult to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearing member and clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse and the clearing member through which the Fund holds its position may be unable to or may otherwise fail to perform their obligations.

When the Fund enters into a cleared swap transaction, the Fund is subject to the credit and counterparty risk of the clearinghouse and the clearing member through which it holds its cleared position. Credit/counterparty risk of market participants with respect to centrally cleared swaps is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account by account class, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearinghouse of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each cleared swaps customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearinghouse before the clearinghouse will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

In some ways, centrally cleared swaps arrangements are less favorable to the Fund than OTC swaps arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared swaps than for OTC swaps. Also, in contrast to OTC swaps, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared swaps at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearinghouses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearinghouse could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk of its clearing member, because margin for cleared swaps in excess of clearinghouse margin requirements typically is held by the clearing member. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and its clearing members is developed by the clearing members and generally is less favorable to the Fund than typical OTC swap documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared swaps are required to be executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can execute swaps by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared swap market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes swaps on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps entered into between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party (or its affiliates) defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are agreements between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on a fixed interest rate while the other party’s obligation is based on an interest rate that fluctuates with changes in a designated benchmark. An interest rate cap transaction entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. An interest rate floor transaction entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps and floors have an effect similar to buying or writing options. Caps and floors typically have lower liquidity than swaps.

Options on Swaps (“Swaptions”). A swaption is a contract that gives the counterparty the right, but not the obligation to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Swaptions are generally subject to the same risks involved in the use of options and swaps. Depending on the terms of the option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, only the amount of premium the Fund paid is at risk should the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement, which may result in losses to the Fund in excess of the premium it received.

Total Return Swaps. Total return swaps are contracts in which, during a specified period, one party agrees to make periodic payments based on the change in market value of an underlying instrument, which may include a specified security, basket of securities or security indexes, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of an underlying instrument increases but receive payments from the other party if the value of that underlying instrument decreases. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or asset.

Credit Default Swaps and Related Investments. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a debt-reference obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for certain credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. It is possible that developments in the swap market, including new or modified government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Fund may also purchase credit default swap contracts to attempt to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest in credit default swap index products that provide exposure to obligations of multiple issuers. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risks with investments in credit default swaps discussed above.

Distressed Debt Securities

Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or, if unrated, are in the judgment of the portfolio manager of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened when investing in distressed debt securities.

The Fund may make such investments when the portfolio manager believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities (e.g., equity securities) and/or other assets. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether the exchange offer or plan will be completed and the Fund may be required to bear extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or a plan of reorganization is adopted with respect to the distressed debt securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities.

Duration

For the simplest fixed income securities, “duration” indicates the average time at which the security’s cash flows are to be received. For simple fixed income securities with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, a current coupon “bullet” bond with a maturity of 3.5 years (i.e., a bond that pays interest at regular intervals and that will have a single principal payment of the entire principal amount in 3.5 years) might have a duration of approximately three years. In general, the lower the stated or coupon rate of interest of a fixed income security, the closer its duration will be to its final maturity; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter its duration will be compared to its final maturity.

Determining duration becomes more complex when fixed income security features like floating or adjustable coupon payments, optionality (for example, the right of the issuer to prepay or call the security), and structuring (for example, the right of the holders of certain securities to receive priority as to the issuer’s cash flows) are considered. The calculation of “effective duration” attempts to take into account optionality and other complex features. Generally, the longer the effective duration of a security, the greater will be the expected change in the percentage price of the security with respect to a change in the security’s own yield. By way of illustration, a security with an effective duration of 3.5 years might normally be expected to go down in price by 35 bps if its yield goes up by 10 bps, while another security with an effective duration of 4.0 years might normally be expected to go down in price by 40 bps if its yield goes up by 10 bps. The assumptions that are made about a security’s features and options when calculating effective duration may prove to be incorrect. For example, many mortgage pass-through securities may have stated final maturities of 30 years, but current prepayment rates, which can vary widely under different economic conditions, may have a large influence on the pass-through security’s response to changes in yield. In these situations, the Fund’s portfolio manager may consider other analytical techniques that seek to incorporate the security’s additional features into the determination of its response to changes in its yield.

A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to its effective duration. As a result, investors should be aware that effective duration is not an exact measurement and may not reliably predict a security’s price sensitivity to changes in yield or interest rates.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Exchange Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. An ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an

ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent certain exemptive rules or other available exemptive relief. However, under Rule 12d1-4, the Fund may invest in other investment companies, including ETFs, in excess of these limits, subject to certain conditions. These restrictions may limit the Fund’s ability to invest in ETFs to the extent desired. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Foreign Securities

The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Accounting standards in other countries are also not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the portfolio manager to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Securities of some foreign companies have lower liquidity, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on Fund liquidity.

Foreign Currency Risks

The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value per share.

Investment in Emerging Markets

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) military unrest, war and terrorism.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Fund could lose a substantial portion or all of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Fund may invest may have vocal groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. The Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid in U.S. dollars. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Disclosure and regulatory standards in emerging markets in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Additionally, accounting, auditing and financial reporting and recordkeeping standards in emerging markets may not provide the same degree of investor protection or information to investors as would generally apply in more developed markets. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, may, from time to time, be unable to inspect audit work papers in certain foreign or emerging market countries.

Trading in the securities of emerging markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances warrant, it may apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from the Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined by the Manager in accordance with the Fund’s valuation policy.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Investment in Frontier Market Countries

Frontier market countries include a sub-set of those currently considered to be developing or emerging by the United Nations or the countries’ authorities or by certain index providers. These countries typically are located in the Asia-Pacific region (including Hong Kong), Eastern Europe, Central and South America, the Middle East and Africa.

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks is the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries. All of these factors make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the net asset value of the Fund’s shares to decline.

In addition, investing in frontier markets includes the risk of share blocking. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.

Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer. Once blocked, the only manner in which to remove the block would be to withdraw a previously cast vote, or to abstain from voting all together. The process for having a blocking restriction lifted can be very difficult with the particular requirements varying widely by country. Additionally, in certain countries, the block cannot be removed.

Investment in Chinese Debt Instruments Through Bond Connect

Chinese debt instruments trade on the China Interbank Bond Market (“CIBM”) and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the People’s Republic of China (“Bond Connect”). There are distinct operational and regulatory risks inherent in investing in debt instruments traded on the CIBM in addition to the risks typically associated with investments in emerging market countries. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect the Fund’s ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. In addition, securities offered through Bond Connect may lose their eligibility for trading through the program at any time, in which case they may be sold but can no longer be purchased through Bond Connect. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to the Fund. CIBM does not support all trading strategies (such as short selling) and investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit (“CMU”) maintained with a China-based depository (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). The Fund’s ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of the Fund’s Hong Kong sub-custodian. Therefore, the Fund’s ability to enforce its rights as a bondholder may depend on CMU’s ability or willingness as record-holder of the bonds to enforce the Fund’s rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose the Fund to the credit risk of the relevant securities depositories and the Fund’s Hong Kong sub-custodian. While the Fund holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

The Fund’s investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. The Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new. In the event of systems malfunctions or extreme market conditions, trading via Bond Connect could be disrupted. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for the Fund, which may negatively affect investment returns for shareholders.

Bond Connect trades are settled in Chinese currency, the Renminbi (“RMB”), which is currently restricted and not freely convertible. As a result, the Fund will be exposed to currency risk, and it cannot be guaranteed that investors will have timely access to a reliable supply of RMB.

Europe — Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the United Kingdom left the European Union on January 31, 2020, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020, was provisionally applied effective January 1, 2021, and formally entered into force on May 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and other European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa.

The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Risks Related to Russia’s Invasion of Ukraine

Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. The potential for wider conflict may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries affected by the invasion. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, the Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent the Fund from selling these investments. Any exposure that the Fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the Fund’s portfolio.

Additionally, Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. The ongoing conflict has resulted in significant market disruptions, including in certain markets, industries and sectors, such as the oil and natural gas markets, and has negatively affected global supply chains, food supplies, inflation and global growth. The extent and duration of Russia’s military actions and the repercussions of such actions (including any sanctions, retaliatory actions and countermeasures, including cyber attacks) are impossible to predict. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries directly affected by the invasion.

Eurodollar or Yankee Obligations

Eurodollar bank obligations are U.S. dollar denominated debt obligations issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee obligations are U.S. dollar denominated obligations issued in the U.S. capital markets by non-U.S. issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a non-U.S. government might prevent U.S. dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a non-U.S. country; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and expropriation or nationalization of non-U.S. issuers.

Sovereign Government and Supranational Debt Obligations

The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests issued for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Included among these entities are the Asian Development Bank, the European Union, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. There is no guarantee that one or more members of a supranational organization will continue to make capital contributions. If such contributions are not made, the organization may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient foreign currency exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, economic performance and/or the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Depositary Receipts

Depositary receipts demonstrate ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign security. Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and non-voting depositary receipts (“NVDRs”). ADRs in registered form are typically issued by a U.S. bank or trust company, traded in U.S. dollars, and are designed for use in the domestic market. GDRs, EDRs, NVDRs and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Depositary receipts in general are subject to many of the risks associated with foreign investing (e.g., increased market, illiquidity, currency, political, information and other risks), and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. Unsponsored depositary receipts are issued without the participation of the issuer of the underlying foreign security and there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored depositary receipts. Even if there is information available, there may not be a correlation between such information and the market value of the depositary receipts.

High Yield (“Junk”) Bonds

High yield securities are medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as “high yield” or “junk” bonds. Generally, such securities offer a higher current yield than is offered by higher rated securities, but also are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the securities. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by issuers of these securities is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to senior indebtedness. In addition, the market value of securities in lower rated categories is generally more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also limit the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower rated debt obligations often have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer exercises that right, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in lower rated zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than lower rated bonds that pay interest currently.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund (if applicable). Neither event will require sale of these securities by the Fund, but the portfolio manager will consider the event in determining whether the Fund should continue to hold the security.

Inflation Indexed Securities

Inflation indexed bonds are fixed income securities whose principal value or coupon (interest payment) is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the index-based accruals as part of a semiannual coupon. The Fund may also invest in inflation-indexed securities with other structures or characteristics as such securities become available in the market. It is currently expected that other types of inflation-indexed securities would have characteristics similar to those described below.

U.S. Treasury Inflation Protected Securities (“U.S. TIPS”) are fixed income securities issued by the U.S. Department of Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (“CPI-U”), calculated with a three-month lag). The U.S. Department of Treasury issues U.S. TIPS in maturities of five, ten and thirty years, although it is possible that securities with other maturities will be issued in the future. U.S. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed for U.S. TIPS, even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. The Fund may also invest in other inflation-related bonds which may or may not provide a guarantee of principal.

The value of inflation-indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on the security than on a conventional bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. As a result, if the Fund invests in inflation-indexed securities, it could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company and to eliminate any fund-level income tax liability under the Code.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The U.S. Treasury began issuing inflation-indexed bonds in 1997. Certain non-U.S. governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities. The Fund may invest in inflation-indexed securities issued in any country.

The periodic adjustment of U.S. TIPS is currently tied to the CPI-U, which is calculated by the U.S. Department of Treasury. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect an inflation index, calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States. The three-month lag in calculating the CPI-U for purposes of adjusting the principal value of U.S. TIPS may give rise to risks under certain circumstances.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage within a reasonable period of time consistent with applicable regulatory requirements. Because illiquid investments may not be readily marketable, the Fund may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of the Fund to decline.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. Rule 22e-4 under the 1940 Act requires, among other things, that the Fund and other Franklin Templeton ETFs and open-end funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP designed to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s LRMP administrator to administer such program and review no less frequently than annually a written report prepared by the LRMP administrator that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4 or any amendment thereto, including bearing related costs, could impact the Fund’s performance and its ability to achieve its investment objective.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other investment companies if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including Rule 12d1-

4, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the acquired fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies.

Investment in Affiliated Money Market Funds

The Fund may invest, to the extent permitted by applicable law, all or some of its short-term cash investments in a money market fund or similarly-managed pool advised by the Manager, Subadviser or an affiliate of the Manager that may or may not be required to register with the SEC as an investment company. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of the fund in which it invests, which may result in additional expenses for the Fund.

Loans

Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund’s net asset value. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s net asset value. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund’s net asset value. Loans may not be considered “securities” for certain purposes and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral. In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its net asset value. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.

The Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the Fund’s having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.

When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments. Certain of the Participations or Assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.

In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its net asset value.

The issuer of a loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. The Fund’s portfolio manager may avoid receiving this type of information about the issuer of a loan either held by or considered for investment by the Fund, because of prohibitions on trading in securities of issuers while in possession of such information. The decision not to receive material, non-public information may place the Fund at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer.

Covenant Lite Loans

Loan agreements, which set forth the terms of a loan and the obligations of the borrower and lender, contain certain covenants that mandate or prohibit certain borrower actions, including financial covenants that dictate certain minimum and maximum financial performance levels. Covenants that require the borrower to maintain certain financial metrics during the life of the loan (such as maintaining certain levels of cash flow and limiting leverage) are known as “maintenance covenants.” These covenants are included to permit the lender to monitor the performance of the borrower and declare an event of default if breached, allowing the lender to renegotiate the terms of the loan based upon the elevated risk levels or take other actions to help mitigate losses. Covenant lite loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Mortgage-Backed and Other Asset-Backed Securities – Generally

An asset-backed security is a fixed income security that derives its value primarily from cash flows relating to a pool of assets. There are a number of different types of asset-backed and related securities, including mortgage-backed securities, securities backed by other pools of collateral (such as automobile loans, student loans, sub-prime mortgages, and credit card receivables), collateralized mortgage obligations, and collateralized debt obligations.

Asset-backed and mortgage-backed securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, payments of principal of and interest on mortgage-backed securities and asset-backed securities are made more frequently than are payments on conventional debt securities. The average life of asset-backed and mortgage-backed securities is likely to be substantially less than the original maturity of the underlying asset pools as a result of prepayments or foreclosures of mortgages, as applicable. In addition, holders of mortgage-backed securities and of certain asset-backed securities (such as asset-backed securities backed by home equity loans) may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. When the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest that is higher or lower than the rate on the mortgage-backed security or asset-backed security originally held. To the extent that mortgage-backed securities or asset-backed securities are purchased by the Fund at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. To the extent the loans underlying a security representing an interest in a pool of mortgages or other assets are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the respective security was acquired by the Fund was at a discount from par). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the Fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining interest rates because, among other reasons, it may be possible for borrowers to refinance their outstanding obligation at lower interest rates. When market interest rates increase, the market values of asset-backed and mortgage-backed securities decline. At the same time, however, refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of asset-backed and mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities.

Changes in the market’s perception of the mortgages or assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed or mortgage-backed security, as will the exhaustion of any credit enhancement.

The risks of investing in asset-backed and mortgage-backed securities ultimately depend upon the payment of the underlying loans by the individual borrowers. In its capacity as purchaser of an asset-backed security or mortgage-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. The risk of non-payment is greater for asset-backed and mortgage-backed securities that are backed by pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting loan repayments may include a general economic turndown and high unemployment. Mortgage-backed securities may be adversely affected by a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. Developments following the onset of COVID-19 have adversely impacted the commercial real estate markets, causing the deferral of mortgage payments, renegotiated commercial mortgage loans, commercial real estate vacancies or outright mortgage defaults, and potential acceleration of macro trends such as work from home and online shopping which may negatively impact certain industries, such as brick-and-mortar retail.

Additional information regarding different types of asset-backed and mortgage-backed securities is provided below. Governmental, government-related or private entities may create pools of loan assets offering pass-through investments in addition to those described below. As new types of asset-backed or mortgage-backed securities are developed and offered to investors, the portfolio manager may, consistent with the Fund’s investment objective and policies, consider making investments in such new types of securities.

Mortgage-backed securities. Mortgage-backed securities (“MBS”) represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others, to finance purchases of homes, commercial buildings or other real estate. The individual mortgage loans are assembled for sale to investors (such as the Fund) by various governmental or government-related agencies and private organizations, such as dealers.

Government-sponsored MBS. Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly-owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.

Privately issued MBS. Unlike MBS issued or guaranteed by the U.S. government or certain government-sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Adjustable rate mortgage-backed securities. Adjustable rate mortgage-backed securities (“ARMBS”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. Adjustable rate mortgages eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates of the adjustable rate mortgages are subject to periodic adjustment based on changes to a designated benchmark index.

Mortgages underlying most ARMBS may contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain adjustable rate mortgages provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the maximum rate for the adjustable rate mortgages underlying an ARMBS, the ARMBS’ coupon may represent a below market rate of interest. In these circumstances, the market value of the ARMBS will likely have fallen. During periods of declining interest rates, income to the Fund derived from adjustable rate mortgages that remain in the mortgage pool underlying the ARMBS may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. In addition, the current yields on ARMBS may be different than market yields during interim periods between coupon reset dates.

Stripped mortgage-backed securities. Stripped mortgage-backed securities (“SMBS”) are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

SMBS have greater volatility than other types of securities. Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, the secondary market for SMBS may be more volatile and have lower liquidity than that for other MBS, potentially limiting the Fund’s ability to buy or sell SMBS at any particular time.

Collateralized mortgage obligations. Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker-dealers, and by government agencies, such as Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker that issued the CMO held by the Fund, the Fund could experience delays in liquidating both its position and losses. The Fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The Fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

Tiered index bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond would decline and may be considerably more volatile than that of a fixed-rate bond.

Other Asset-Backed Securities – Additional Information

Similar to mortgage-backed securities, other types of asset-backed securities may be issued by agencies or instrumentalities of the U.S. government (including those whose securities are neither guaranteed nor insured by the U.S. government), foreign governments (or their agencies or instrumentalities), or non-governmental issuers. These securities include securities backed by pools of automobile loans, educational loans, home equity loans, and credit card receivables. The underlying pools of assets are securitized through the use of trusts and special purpose entities. These securities may be subject to the risks described above under “Mortgage-Backed and Other Asset-Backed Securities — Generally,” including risks associated with changes in interest rates and prepayment of underlying obligations.

Certain types of asset-backed securities present additional risks that are not presented by mortgage-backed securities. In particular, certain types of asset-backed securities may not have the benefit of a security interest in the related assets. For example, many securities backed by credit card receivables are unsecured. Even when security interests are present, the ability of an issuer of certain types of asset-backed securities to enforce those interests may be more limited than that of an issuer of mortgage-backed securities. For instance, automobile receivables generally are secured by automobiles rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. In addition, because of the large number of underlying vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the automobiles. Therefore, recoveries on repossessed automobiles may not be available to support payments on these securities.

In addition, certain types of asset-backed securities may experience losses on the underlying assets as a result of certain rights provided to consumer debtors under federal and state law. In the case of certain consumer debt, such as credit card debt, debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on their credit cards (or other debt), thereby reducing their balances due. For instance, a debtor may be able to offset certain damages for which a court has determined that the creditor is liable to the debtor against amounts owed to the creditor by the debtor on his or her credit card.

Additionally, an asset-backed security is subject to risks associated with the servicing agent’s or originator’s performance. For example, a servicing agent or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.

Asset-backed commercial paper. The Fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized debt obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect the Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the collateral may decline in value or default or its credit rating may be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly.

Forward Roll Transactions

In a forward roll transaction, also known as a mortgage dollar roll, the Fund sells MBS for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) MBS on a specified future date. The Fund may enter into a forward roll transaction commitment with the intention of entering into an offsetting transaction whereby, rather than accepting delivery of the security on the specified future date, the Fund sells the security and then agrees to repurchase a similar security at a later time. In this case, the Fund forgoes interest on the security during the roll period and is compensated by the interest earned on the cash proceeds of the initial sale of the security and by the difference between the sale price and the lower repurchase price at the future date.

Forward roll transactions involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a forward roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the forward roll transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Forward roll transactions may have a leveraging effect on the Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. Successful use of forward roll transactions may depend on the portfolio manager’s ability to correctly predict interest rates and prepayments. There is no assurance that forward roll transactions can be successfully employed.

Municipal Securities

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (including, but not limited to bonds, notes or commercial paper) issued by or on behalf of any of the 50 U.S. states and the District of Columbia and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is generally excluded from gross income for regular U.S. federal income tax purposes, although it may be subject to a U.S. federal alternative minimum tax (“AMT”).

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond to pay interest and repay principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under U.S. federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds, and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT. For regular U.S. federal income tax purposes such interest is tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular U.S. federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds. In a tender option bond (“TOB”) transaction, a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floaters”) and residual interest certificates (“TOB Residuals” also known as an “inverse floaters”) and utilizes the proceeds of such issuance to purchase a bond, typically a fixed-rate municipal bond (“Fixed Rate Bond”). The Fund may invest in both TOB Floaters and TOB Residuals. The Fund may purchase a TOB Residual in the secondary market or purchase a TOB Residual from a TOB Trust where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund. The TOB Floaters typically have first priority on the cash flow from the Fixed Rate Bond held by the trust, and the remaining cash flow, less certain expenses, is paid to holders of the TOB Residuals. Where the Fixed-Rate Bond held by the TOB Trust was either owned or identified by the Fund, the net proceeds of the sale of the TOB Floaters, after expenses, may be received by the Fund and may be invested in additional securities. This would generate economic leverage for the Fund.

TOB Residuals in which the Fund will invest will pay interest or income that, in the opinion of counsel to the applicable TOB Trust, is exempt from regular U.S. federal income tax. Neither the Fund, nor the Manager, nor the Subadviser will conduct its own analysis of the tax status of the interest or income paid by residual interest held by the Fund, but will rely on the opinion of counsel to the applicable TOB Trust. There is a risk that the Fund will not be considered the owner of a TOB for U.S. federal income tax purposes, and in that case it would not be entitled to treat such interest as exempt from U.S. federal income tax.

Typically, a liquidity provider is engaged to purchase the TOB Floaters at their original purchase price plus accrued interest upon the occurrence of certain events, such as the failure to remarket a certain percentage of the floating rate interests in a timely fashion, the downgrading (but typically not below investment grade or in connection with events indicating that bankruptcy of the issuer may be likely) of the bonds held by the TOB Trust, or certain regulatory or tax events. A Fund participating in a TOB transaction will bear the fees paid to the liquidity provider for providing the put option to the holders of the TOB Floaters. If the liquidity provider acquires the TOB Floaters upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Fixed Rate Bond held by the TOB Trust or to cause the TOB Trust to sell the securities and distribute the proceeds to the liquidity provider.

The TOB Trust may be collapsed without the consent of the Fund upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs typically include the bankruptcy or default of the issuer of the Fixed-Rate Bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the Fixed-Rate Bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the Fixed-Rate Bonds, and a judgment or ruling that interest on the Fixed-Rate Bonds is subject to U.S. federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Floaters, the inability of the TOB Trust to obtain renewal of the liquidity support agreement, and a substantial decline in the market value of the Fixed-Rate Bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the liquidity provider. In the case of an MTE, after the payment of fees, the holders of the TOB Floaters would be paid senior to the TOB Residual holders. In contrast, generally in the case of a TOTE, after payment of fees, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

The Fund may invest in a TOB Trust on either a non-recourse and recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “liquidity provider”) that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a TOTE described above). Depending on the structure of the TOB Trust, the liquidity provider may purchase the tendered TOB Floaters, or the TOB Trust may draw upon a loan from the liquidity provider to purchase the tendered TOB Floaters.

When the Fund invests in TOB Trusts on a non-recourse basis, and the liquidity provider is required to make a payment under the liquidity facility, the liquidity provider will typically liquidate all or a portion of the fixed-income bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If the Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the liquidity provider pursuant to which the Fund is required to reimburse the liquidity provider the amount of any Liquidation Shortfall. As a result, if the Fund invests in a recourse TOB Trust, the Fund will bear the risk of loss with respect to any Liquidation Shortfall. The net economic effect of this agreement is to treat the Fund as though it had entered into a special type of reverse repurchase agreement pursuant to which the Fund is required to repurchase the municipal bonds or other securities upon the occurrence of certain events. Such an arrangement may expose the Fund to a risk of loss that exceeds its investment in the TOB and the residual interest income received by the Fund.

In a non-recourse transaction, the Fund does not expect to pay the liquidity provider in the event that it suffers a loss. However, the Fund might incur a loss if the liquidity provider liquidates the TOB Trust at an inopportune time. Even if a TOB transaction was entered into on a non-recourse basis, under certain circumstances it might be in the Fund’s interest to later agree to a recourse arrangement in order to prevent the liquidity provider from terminating the TOB Trust at that time.

Transactions in the short-term floating rate interests of TOBs are generally facilitated by a remarketing agent for the TOB Trust, which sets an interest rate for the securities periodically, usually every 7-35 days. Holders of the floating rate securities usually have the right to require the TOB Trust or a specified third party acting as agent for the TOB Trust (such as the liquidity provider) to purchase the bonds, usually at par plus accrued interest, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the interest rate changes. A failure to remarket typically requires the liquidity provider to purchase the floating rate interests and in turn the liquidity provider may have recourse to the TOB Trust and to the Fund, as described above. A Fund participating in a TOB transaction will also bear the fees paid to the remarketing agent and or tender agent for providing services to the TOB Trust.

If the Fund purchases all or a portion of the short-term floating rate securities sold by the TOB Trust, it is usually permitted to surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the TOB Trust in exchange for a proportionate amount of the municipal bonds or other securities held by the TOB Trust.

In December 2013, U.S. regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), both of which place restrictions on TOB Trust sponsors and their participation in TOB transactions. TOB Trusts and related transactions are generally considered to be subject to the limitations of the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. No exemption to the Volcker Rule exists that would allow covered banking entities to sponsor TOB Trusts in the same manner as they did prior to the Volcker Rule’s compliance date in 2017.

In response to the Volcker Rule, industry participants developed alternative structures for TOB financings in which service providers are engaged to assist with establishing, structuring and sponsoring TOB Trusts. The service providers, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Fund holding residual interests of the TOB trust. This new structure and any other strategies that may be developed to address the Volcker

Rule may be more or less advantageous to the Fund than obtaining leverage through existing TOB transactions. In addition, the Fund, rather than a bank entity, may be the sponsor of the TOB Trust and undertakes certain responsibilities that previously belonged to the sponsor bank. Although the Fund may use third-party service providers to complete some of these additional responsibilities, being the sponsor of the TOB Trust may give rise to certain additional risks including compliance, securities law and operational risks.

The Risk Retention Rules, which took effect in 2016, require the sponsor of a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s underlying securities. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances. Other accounts managed by the Subadviser may contribute bonds to a TOB Trust into which the Fund has contributed bonds. If multiple accounts/funds managed by the Subadviser participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds/accounts ratably in proportion to their participation in the TOB Trust.

Separately, the Fund will treat reverse repurchase agreements and similar financing transactions, including TOB Trust transactions, either (i) consistently with Section 18 of the 1940 Act, by maintaining asset coverage of at least 300% of the value of such transactions or (ii) as derivatives transactions for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Municipal Leases. Municipal leases or installment purchase contracts are issued by a U.S. state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover the Fund’s exposure.

Participation Interests. Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. The Fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Fund’s participation in the security, plus accrued interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although the Fund may also purchase insurance, in which case the cost of insurance will be an expense of the Fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation.

Municipal Notes. There are four major varieties of municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by U.S. states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Although tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments. Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment.

Because of the variable nature of the instruments when prevailing interest rates decline, the yield on these instruments generally will decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments generally will increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Stand-By Commitments. Under a stand-by commitment a dealer agrees to purchase, at the Fund’s option, specified municipal obligations held by the Fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the Fund.

The Fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Taxable Municipal Obligations. The market for U.S. taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities. Interest on taxable municipal obligations is includable in gross income for regular U.S. federal income tax purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the U.S. state within which the obligation is issued, such interest will nevertheless generally be subject to all other U.S. state and local income and franchise taxes.

Additional Risks Relating to Municipal Securities

Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before the U.S. Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on municipal obligations. In this regard, for bonds issued after December 31, 2017, the tax-advantaged treatment previously available to “tax credit bonds” and “advance refunding bonds” is no longer available. Further, similar proposals may be introduced in the future. In addition, the U.S. federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, or if any such litigation were adversely decided, the availability of tax-exempt obligations for investment by the Fund and the value of the Fund’s investments could be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular U.S. federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. The Fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

U.S. State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. federal Bankruptcy Code, and laws, if any, that may be enacted by the U.S. Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of the Fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the municipal market overall or any state’s municipal market. Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Risks Associated with Sources of Liquidity or Credit Support. Issuers of municipal obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by U.S. or non-U.S. entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or the Fund’s share price. U.S. banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. Non-U.S. banks and financial institutions may be less regulated than their U.S. counterparts and may be subject to additional risks, such as those relating to foreign economic and political developments and foreign governmental restrictions. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit.

Other. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the portfolio manager believes to be a temporary disparity in the normal yield relationship between the two securities. In general, the secondary market for tax-exempt securities in the Fund’s portfolio may have lower liquidity than that for taxable fixed income securities. Accordingly, the ability of the Fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services, as well as competition from other health care facilities and providers. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The portfolio manager cannot predict with certainty the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. A moral obligation bond is a type of revenue bond issued by a state or municipality pursuant to legislation authorizing the establishment of a reserve fund to pay principal and interest payments if the issuer is unable to meet its obligations. The establishment of such a reserve fund generally requires appropriation by the state legislature, which is not legally required. Accordingly, the establishment of a reserve fund is generally considered a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Pre-Refunded Bonds. Pre-refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity. For credit ratings purposes, pre-refunded bonds are deemed to be unrated. The Subadviser determines the credit quality of pre-refunded bonds based on the quality of the escrowed collateral and such other factors as the Subadviser deems appropriate.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The portfolio manager cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers at that time (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, smaller tobacco manufacturers signed on to the MSA. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releases of all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual U.S. cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be reduced if there is a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations. An issuer’s ability to pay its lease obligations under these bonds could be adversely affected by a number of factors, including insufficient occupancy rates, unanticipated costs (such as legal claims), or the reduction or discontinuation of legislative appropriations.

Land-Secured or “Dirt” Bonds. Land-secured or “dirt” bonds are issued in connection with special taxing districts that are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. Obligations under these bonds are generally payable solely from taxes (using methods such as tax assessments, special taxes or tax increment financing) or other revenues attributable to the specific projects financed by the bonds, without recourse to the credit or taxing power of related or overlapping municipalities. The projects to which these bonds relate often are exposed to real estate development-related risks, such as the failure of property development, unavailability of financing, extended vacancies of properties, increased competition, limitations on rents, changes in neighborhood values, lessening demand for properties, and changes in interest rates. These real estate risks may be heightened if a project is subject to foreclosure and, in that event, the Fund, as a holder of the bonds, might be required to pay certain maintenance or operating expenses or taxes relating to the project. In addition, the bonds financing these projects may have more taxpayer concentration risk than general tax-supported bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if a development fails to progress as anticipated or if taxpayers fail to pay the assessments, fees and taxes as provided in the financing plans of the projects.

Preferred Securities

There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred stocks are subordinated to debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM);

corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities. Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), and the operating company deducts for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends-received deduction for corporate taxpayers or the reduced rates of tax that apply to qualified dividend income for non-corporate taxpayers. The trust or special purpose entity in turn is a holder of the operating company’s debt and has priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but is typically subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price. Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Ratings as Investment Criteria

In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the portfolio manager to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

In the event that a security is rated by different agencies and receives different ratings from these agencies, Core Plus VIT Portfolio will treat the security as being rated as the Subadviser believes best reflects the security’s quality and risk at the time, Global High Yield Bond Portfolio will treat the security as being rated in the lowest rating category received from an agency and Long Credit VIT will treat the security as being rated in the highest rating category received from an agency. Rating categories may include sub-categories or gradations indicating relative standing.

If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, the Fund’s Subadviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults, the investors in a security held by the Fund may become the holders of underlying assets. In that case, the Fund may become the holder of securities that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by certain REITs and, as a result, the Fund is indirectly subject to those fees if the Fund invests in REITs.

Investing in REITs, or in real estate linked derivative instruments linked to the value of REITs, involves certain risks, including declines in the value of the underlying real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants. Equity REITs may also be subject to property and casualty risks as their insurance policies may not completely recover repair or replacement of assets damaged by fires, floods, earthquakes or other natural disasters. In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels or an increase in flooding could cause certain properties to lose value or become unmarketable altogether. Losses related to climate change could adversely affect the value of REITs. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to industry-related risks. Certain “special purpose” REITs may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. If the REIT invests in adjustable rate debt instruments the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations. However, REIT shares can be more volatile than, and perform differently from, larger company securities since REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REITs are dependent upon the skills of their managers and are generally not diversified. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively. REITs are generally dependent upon maintaining cash flows to repay borrowings, to cover operating costs, and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. If REITs are net sellers of assets or do not reinvest principal, they are also subject to self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment of net income and gains under the Code or to maintain their exemptions from registration as an investment company under the 1940 Act. In the event of any such failure to qualify as a REIT under the Code, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearinghouse, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearinghouse, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns.

The Fund will treat reverse repurchase agreements and similar financing transactions either (i) consistently with Section 18 of the 1940 Act by maintaining asset coverage of at least 300% of the value of such transactions or (ii) as derivatives transactions for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. The risks in lending portfolio securities include possible delays in recovering or the failure to recover the securities and possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of the security, also known as “naked” short sales. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to replace the borrowed security by purchasing the same security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The lender of the security is entitled to retain the proceeds from the short sale and/or other collateral until the Fund replaces the borrowed security. Until the security is replaced, the Fund is required to pay to the lender the amount of any dividends or interest paid on shares sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

The Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay the lender. There is also a risk that a borrowed security will need to be returned to the lender on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

Short Sales Against the Box. The Fund may also make short sales “against the box,” meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of further consideration, for securities of the same issues as, and in an amount equal to, the securities sold short. Short sales “against the box” result in a “constructive sale” and may require the Fund to recognize any gain unless an exception to the constructive sale rule applies.

Short-Term Trading

Fund transactions will be undertaken principally to accomplish the Fund’s investment objective in relation to anticipated movements in the general level of interest rates, but the Fund may also engage in short-term trading consistent with its investment objective.

Stripped Securities

Stripped securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, government securities or mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped securities have greater volatility than other types of securities. Although mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped securities may be illiquid.

Stripped securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only class), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

Structured Notes and Related Instruments

“Structured” notes and other related instruments, including indexed securities, are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying instrument (for example, a currency, security, commodity or index thereof). Structured instruments are generally privately negotiated debt obligations issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the underlying instrument while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the underlying instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the underlying instrument may cause the interest rate to be reduced to zero, and any further declines in the underlying instrument may then reduce the principal amount payable on maturity. Finally, these securities may have lower liquidity than other types of securities and may be more volatile than their underlying instruments. Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

Subordinated Securities

Subordinated securities include securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are determined by the Fund’s portfolio manager to be of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

Trade Policy

The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries have threatened retaliatory tariffs on certain U.S. products.

Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which the Fund invests and other adverse impacts on the Fund’s overall performance.

U.S. Government Securities

U.S. Government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years); (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as certificates issued by the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association); or (d) only the credit of the agency or instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation); and (3) obligations issued by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to a market crisis or otherwise. Agencies and instrumentalities of the U.S. Government include but are not limited to: Farmers Home Administration, Export-Import Bank of the United States, Federal Housing Administration, Federal Land Banks, Federal Financing Bank, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Bank System, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, General Services Administration, Government National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Maritime Administration, Small Business Administration, Tennessee Valley Authority, Washington D.C. Armory Board and any other instrumentality established or sponsored by the U.S. Government.

In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates and other factors. In addition, any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities, cause the credit rating of the U.S. government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of a fund that holds securities of the entity will be adversely impacted.

U.S. Treasury Obligations

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. Treasury bills, with maturities normally from 4 weeks to 52 weeks, are typically issued at a discount as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years and typically pay interest semi-annually, while Treasury bonds have a maturity of over ten years and pay interest semi- annually. U.S. Treasury obligations also include STRIPS, TIPS, and FRNs. STRIPS are Treasury obligations with separately traded principal and interest component parts of such obligations that are transferable through the federal book-entry system. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued through depository financial institutions, which then trade the component parts separately. Each interest payment and the principal payment becomes a separate zero-coupon security. STRIPS pay interest only at maturity. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. TIPS are Treasury Inflation-Protected Securities, the principal of which increases with inflation and decreases with deflation. The inflation adjustment is based on a three month-lagged value of the non-seasonally adjusted Consumer Price Index for Urban Consumers (CPI-U). TIPS entitle the holder, upon maturity, to the adjusted principal or original principal, whichever is greater, thus providing a deflation floor. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. However, because the interest rate is fixed, TIPS may lose value when market interest rates increase, particularly during periods of low inflation. FRNs are floating rate notes, the interest on which is indexed to the most recent 13-week Treasury bill auction High Rate, which is the highest accepted discount rate in a Treasury bill auction.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a corporate bond index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters may provide the Fund with a certain degree of protection against rising interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

The Fund may also invest in variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Fund to dispose of a variable or floating rate note if the issuer were to default on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

When-Issued Securities and Forward Commitments

Securities may be purchased on a “when-issued” or “to be announced” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the “when-issued” securities are fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. In a “to be announced” transaction, the Fund commits to purchase securities for which all specific information is not known at the time of the trade.

Securities purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing securities on a “when-issued” or “forward delivery” basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself.

An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Zero Coupon, Pay-In-Kind and Deferred Interest Securities

Zero Coupon Bond. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. Zero coupon bonds with a fixed maturity date of more than one year from the date of issuance will be treated as debt obligations that are issued originally at a discount for U.S. federal income tax purposes. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the bond, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the bond. The Fund may thus be required to pay out as an income distribution each year an amount which is greater than the total amount of cash the Fund actually received, and may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds.

Pay-In-Kind Securities. Pay-in-kind securities are bonds which pay interest through the issuance of additional debt or equity securities. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Similar to zero coupon bonds, current U.S. federal income tax law requires the holder of pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Deferred Interest Bonds. Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.

Zero-coupon, pay-in-kind and deferred interest securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Year Service Began**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Franklin Templeton Fund Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Robert Abeles, Jr. Born 1945	Trustee	Since 2013	Board Member of Excellent Education Development (since 2012); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; and formerly, Board Member of Great Public Schools Now (2018 to 2022)	49	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Director (since 2022) and formerly, Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)	49	Formerly, Director, Visual Kinematics, Inc. (2018 to 2022)
Anita L. DeFrantz Born 1952	Trustee	Since 1998	President of Tubman Truth Corp. (since 2015); Vice President (since 2017), Member of the Executive Board (since 2013) and Member of the International Olympic Committee (since 1986); and President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles)	49	None
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	49

Director and Trustee (since 1990) and Chairman (2017 to 2024 and 2005 to 2012) of various series of New York Life Investments Family of Funds (86 funds), including certain series previously known as the MainStay Family of Funds; formerly, Chairman of the Independent Directors Council (2012 to 2014); ICI Executive Committee (2011 to 2014); and Investment Company Institute (ICI) Board of Governors (2006 to 2014)

Michael Larson Born 1959	Trustee	Since 2004	Chief Investment Officer for William H. Gates III (since 1994)±	49	Ecolab Inc. (since 2012); Fomento Economico Mexicano, SAB (since 2011); and Republic Services, Inc. (since 2009)

Avedick B. Poladian Born 1951	Trustee	Since 2007	Director and Advisor (since 2017) and formerly, Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); and formerly, Partner, Arthur Andersen, LLP (1974 to 2002)	49	Public Storage (since 2010); Occidental Petroleum Corporation (since 2008); and formerly, California Resources Corporation (2014 to 2021)
William E.B. Siart Born 1946	Trustee and Chairman of the Board	Since 1997 (Chairman of the Board since 2020)	Chairman of Excellent Education Development (since 2000); formerly, Chairman of Great Public Schools Now (2015 to 2020); Trustee of The Getty Trust (2005 to 2017); and Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)	49	Trustee, University of Southern California (since 1994); and formerly, Member of Board of United States Golf Association, Executive Committee Member (2017 to 2021)
Jaynie Miller Studenmund Born 1954	Trustee	Since 2004	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); and Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)	49

Director of Columbia Bank (2025 to present, coincident with Columbia Bank’s acquisition of Pacific Premier Bank); formerly, Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (2019 to 2025); Director of EXL (operations management and analytics company) (2018 to 2025); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of CoreLogic, Inc. (information, analytics and business services company) (2012 to 2021); and Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018)

Peter J. Taylor Born 1958	Trustee	Since 2019	Retired; formerly, President, ECMC Foundation (nonprofit organization) (2014 to 2023); and Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)	49

Director of Pacific Mutual Holding Company (since 2016);∞ Ralph M. Parson Foundation (since 2015); Edison International (since 2011); formerly, Director of 23andMe, Inc. (genetics and health care services company) (2021 to 2024); Member of the Board of Trustees of California State University system (2015 to 2022); and Kaiser Family Foundation (2012 to 2022)

Interested Trustee:
Ronald L. Olson‡ Born 1941	Trustee	Since 2005	Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)	49	Director of Andersen Group Inc. (professional services company) (since 2025); formerly, Director of Berkshire Hathaway, Inc. (1997 to 2025); Director of Provivi, Inc. (2017 to 2024)

Interested Trustee and Officer:
Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015

Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 118 funds associated with FTFA or its affiliates (since 2015); President and Chief Executive Officer of FTFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice President of FTFA (2015)

			Trustee/Director of Franklin Templeton funds consisting of 118 portfolios; Trustee of Putnam Family of Funds consisting of 99 portfolios	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Franklin Templeton fund complex.
***	Information is for the calendar year ended December 31, 2025, except as otherwise noted.
±

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the non-Microsoft investments of Mr. Gates and all the investments of the Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts. Since December 31, 2023, at no time did the value of those investment portfolios exceed 1.50% of Western Asset’s total assets under management. No changes to these arrangements are currently contemplated.

∞

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from FTFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

‡	Mr. Olson is an “interested person” of the Trust, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with FTFA and/or certain of its affiliates.

Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Year Service Began**	Principal Occupation(s) During the Past Five Years

Ted P. Becker Born 1951 Franklin Templeton One Madison Avenue New York, NY 10010	Chief Compliance Officer	Since 2007	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of FTFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Born 1974 Franklin Templeton One Madison Avenue New York, NY 10010	Treasurer and Principal Financial Officer	Since 2019	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020), Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Marc A. De Oliveira Born 1971 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2020	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer (since 2020) and Assistant Secretary of certain funds in the Franklin Templeton fund complex (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Jeanne Kelly Born 1951 Franklin Templeton One Madison Avenue New York, NY 10010	Senior Vice President	Since 2007	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of FTFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020), and Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Franklin Templeton One Madison Avenue New York, NY 10010	Chief Anti-Money Laundering Compliance Officer	Since 2013	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of the Distributor; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia Born 1962 Franklin Templeton 100 First Stamford Place 6th Floor Stamford, CT 06902	Senior Vice President	Since 2020	Senior Associate General Counsel to Franklin Templeton (since 2020); Senior Vice President (since 2020) and Assistant Secretary of certain funds in the Franklin Templeton fund complex (since 2006); Secretary of FTFA (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of its other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Trustees’ abilities to review, critically evaluate, question and discuss information provided to them; to interact effectively with the Manager, the Subadviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties serves to support this conclusion. The Board has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person’s length of service as a board member of certain Funds; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Olson and Ms. Trust, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Abeles, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses and other organizations; Ms. Dasher, experience as a chief financial officer of a private investment company; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Ms. Kerley, investment consulting experience and background and mutual fund board experience; Mr. Larson, portfolio management expertise and experience as a board member of various businesses and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairperson, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Olson, business and legal expertise and experience as a partner of a law firm and/or board member of various businesses and non-profit and other organizations; Mr. Taylor, business and finance expertise and experience as a chief financial officer, president and/or board member of various businesses and non-profit organizations; and Ms. Trust, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Franklin Templeton (and before that, Legg Mason) and affiliated entities. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. Ms. Trust and Mr. Olson are each interested persons of the Fund. Independent Trustees constitute more than 75% of the Board. Mr. Siart, who is not an interested person of the Fund, serves as Chair of the Board (since 2020).

The Board has four standing committees: the Audit Committee, Governance and Nominating Committee (referred to as the Governance Committee), Executive and Contracts Committee (referred to as the Contracts Committee) and Investment and Performance Committee (referred to as the Performance Committee). Each of the Audit, Governance, Contracts and Performance Committees is chaired by an Independent Trustee and each (other than the Performance Committee) is composed of all the Independent Trustees. Where deemed appropriate, the Board constitutes ad hoc committees.

The Contracts Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Trust and its affiliated persons.

The Audit Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, provides oversight with respect to the accounting and financial reporting and compliance policies and practices of the Fund and, among other things, considers the selection of an independent registered public accounting firm for the Fund and the scope of the audit and approves all services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Subadviser and certain affiliates.

The Governance Committee, which consists of Messrs. Abeles, Larson, Poladian, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley and Studenmund, meets to select nominees for election as Trustees of the Trust and consider other matters of Board policy, including to review and make recommendations to the Board with respect to the compensation of the Independent Trustees. It is the policy of the Governance and Nominating Committee to consider nominees recommended by shareholders. Shareholders of the Trust who wish to recommend a nominee to the Governance Committee of a Trust should send recommendations to the Secretary of the Trust that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. Such a recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders of the Trust. The procedures by which shareholders of the Trust can submit nominee recommendations to the Governance Committee of the Trust are set forth in Appendix C to the SAI.

The Performance Committee, which consists of Messrs. Abeles, Larson, Poladian, Olson, Siart and Taylor and Mses. Dasher, DeFrantz, Kerley, Studenmund and Trust, is charged with, among other things, reviewing investment performance.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between Fund management and the Independent Trustees. The Board also considered that the chairperson of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee’s chairperson works with the Manager and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure, in which the Chair of the Board is not affiliated with Franklin Templeton, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management, including the Subadviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the Fund’s Manager and Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Performance Committee, the Audit Committee and the Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable committee, the Fund, the Manager, the Subadviser, and the affiliates of the Manager and the Subadviser, or other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s CCO and the Manager’s chief risk officer, as well as various personnel of the Subadviser and other service providers such as the Fund’s independent accountants, also make periodic reports to the Performance Committee, Contracts Committee, Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

These reports and other similar reports received by the Trustees as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

During the fiscal year ended December 31, 2025, the Board met 5 times. The Committees of the Board met as follows: the Audit Committee met 5 times, the Governance and Nominating Committee met 3 times, the Investment and Performance Committee met 5 times, and the Executive and Contracts Committee met 2 times.

Trustee Ownership of Securities

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Franklin Templeton fund complex overseen by the Trustees as of December 31, 2025.

Dollar Range of Equity Securities in the Fund ($)
Name of Trustee	Core Plus VIT Portfolio	Global High Yield Bond Portfolio	Long Credit VIT	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Franklin Templeton Fund Complex Overseen by Trustee ($)
Independent Trustees:
Robert Abeles, Jr.	None	None	None	None
Jane F. Dasher	None	None	None	Over 100,000
Anita L. DeFrantz	None	None	None	10,001-50,000
Susan B. Kerley	None	None	None	Over 100,000
Michael Larson	None	None	None	Over 100,000
Avedick B. Poladian	None	None	None	None
William E. B. Siart	None	None	None	Over 100,000
Jaynie Miller Studenmund	None	None	None	Over 100,000
Peter J. Taylor	None	None	None	Over 100,000

Interested Trustees:
Ronald L. Olson	None	None	None	10,001-50,000
Jane Trust	None	None	None	Over 100,000

As of December 31, 2025, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. Mr. Olson, an “interested person” (as defined in the 1940 Act) of the Trust, receives from Western Asset an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting he attends in person or by telephone. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation from the Fund*($)
Name of Trustee	Core Plus VIT Portfolio	Global High Yield Bond Portfolio	Long Credit VIT	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Franklin Templeton Fund Complex Paid to Trustee** ($)
Independent Trustees:
Robert Abeles, Jr.	449	526	849	None	382,000
Jane F. Dasher	408	478	770	None	347,000
Anita L. DeFrantz	400	469	757	None	341,000
Susan B. Kerley	437	512	826	None	372,000
Michael Larson	408	478	770	None	347,000
Avedick B. Poladian	408	478	770	None	347,000
William E. B. Siart	556	651	1,051	None	472,000
Jaynie Miller Studenmund	437	512	826	None	372,000
Peter J. Taylor	408	478	770	None	347,000

Interested Trustees:
Ronald L. Olson†	None	None	None	None	None
Jane Trust †	None	None	None	None	None

*	Information is for the fiscal year ended December 31, 2025.
**	Information is for the calendar year ended December 31, 2025.
†	Mr. Olson and Ms. Trust are not compensated by the Trust for their services as Trustees because of their affiliations with Western Asset and the Manager, respectively.

INVESTMENT MANAGEMENT AND SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at One Madison Avenue, New York, New York, 10010 and also serves as the investment manager of other Franklin Templeton funds. The Manager is an indirect, wholly-owned subsidiary of Franklin Resources, a Delaware corporation. Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton.

The Manager has agreed, under the Management Agreement, subject to the supervision of the Board, to provide the Fund with investment research, advice, management and supervision, furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The Manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the Manager, the Fund pays the Manager a fee computed daily at an annual rate of the Fund’s average daily net assets as described below. The Manager also performs administrative and management services as reasonably requested by the Fund necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration or qualification of the Fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees casting votes in accordance with applicable law.

The Management Agreement provides that the Manager may render services to others. The Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager on not less than 90 days’ written notice to the Fund as applicable, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the Manager. No Management Agreement is assignable by the Trust except with the consent of the Manager.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee that is calculated daily and payable monthly at an annual rate according to the following schedule:

Fund	Average Daily Net Assets	Investment Management Fee Rate (% of Average Daily Net Assets)

Core Plus VIT Portfolio	First $500 million	0.45

	Next $500 million	0.425

	Over $1 billion	0.40

Global High Yield Bond Portfolio	N/A	0.70

Long Credit VIT	N/A	0.35

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

Fund	For the Fiscal Period Ended December 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
Core Plus VIT Portfolio	2025	575,694	(83,904)	491,790
	2024	1,274,754	(8,689)	1,266,065
	2023	1,501,019	(10,342)	1,490,677

Global High Yield Bond Portfolio	2025	1,087,472	(676)	1,086,796
	2024	1,041,291	(1,045)	1,040,246
	2023	950,755	(1,284)	949,471

Long Credit VIT[1]	2025	912,627	(2,253)	910,374
	2024	769,283	(1,821)	767,462
	2023*	268,898	(114,874)	154,024

[1]	For the fiscal period ended December 31, 2025 and 2024, the Manager recaptured $77,740 and $34,939, respectively, of fees that were previously waived and/or reimbursed.
*	For the period May 1, 2023 (inception date) to December 31, 2023.

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

Western Asset Management Company, LLC (“Western Asset”), organized under the laws of the State of California, serves as the subadviser to the Fund. Western Asset has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and One Madison Avenue, New York, New York 10010.

Western Asset Management Company Limited (“Western Asset Limited”), organized under the laws of the United Kingdom, serves as subadviser to the Fund. Western Asset Limited has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), organized under the laws of Singapore, serves as subadviser to Core Plus VIT Portfolio and Global High Yield Bond Portfolio. Western Asset Singapore has offices at 1 George Street #23-01, Singapore 049145.

Western Asset Management Company Ltd (“Western Asset Japan”), organized under the laws of Japan, serves as subadviser to Core Plus VIT Portfolio. Western Asset Japan has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. It is anticipated that Western Asset Japan will cease to serve as a subadviser to Core Plus VIT Portfolio effective June 30, 2026, and that Western Asset Singapore will assume the duties and responsibilities of Western Asset Japan at such time.

Each Subadviser serves as subadviser pursuant to a subadvisory agreement (the “Subadvisory Agreement”).

Each of Western Asset, Western Asset Limited, Western Asset Japan and Western Asset Singapore is an indirect, wholly-owned subsidiary of Franklin Resources.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees casting votes in accordance with applicable law. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. The Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the Manager pays to Western Asset a fee equal to 70% of the management fee paid to the Manager by the Fund, net of any waivers and expense reimbursements.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed in this SAI), the Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the Fund; costs (including interest, brokerage commissions, transaction fees or charges or acquired fund fees and expenses, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to the issuance and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the Fund, if any; the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses for one or more classes of shares. Any such expense caps, waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps, waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (d) any other exclusions enumerated in the Fund’s particular expense cap. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the Manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the class’ expense limitation shown in the Fund’s Prospectus. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding such expense limitation or any other lower limit then in effect. These arrangements may be reduced or terminated under certain circumstances.

Investment Professionals

Other Accounts Managed by the Investment Professionals

The table below identifies the investment professionals, the number of accounts (other than the Fund) for which the investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of December 31, 2025.

Investment Professionals	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Core Plus VIT Portfolio

Michael C. Buchanan	Registered Investment Companies	61	83.42	None	None

	Other Pooled Investment Vehicles	189	47.17	16	3.01

	Other Accounts	273	79.61	11	6.20

Amit Chopra[1]	Registered Investment Companies	1	0.04	None	None

	Other Pooled Investment Vehicles	3	0.49	None	None

	Other Accounts	38	16.89	None	None

Mark S. Lindbloom	Registered Investment Companies	12	10.02	None	None

	Other Pooled Investment Vehicles	12	2.78	None	None

	Other Accounts	54	20.31	None	None

Frederick R. Marki[2]	Registered Investment Companies	11	8.88	None	None

	Other Pooled Investment Vehicles	8	1.24	None	None

	Other Accounts	45	18.24	None	None

Nicholas Mastroianni[1]	Registered Investment Companies	4	0.82	None	None

	Other Pooled Investment Vehicles	3	0.49	None	None

	Other Accounts	32	13.83	None	None

Julien A. Scholnick[3]	Registered Investment Companies	10	7.60	None	None

	Other Pooled Investment Vehicles	7	1.18	None	None

	Other Accounts	58	25.82	None	None

Rafael Zielonka[4]	Registered Investment Companies	5	4.11	None	None

	Other Pooled Investment Vehicles	5	1.45	None	None

	Other Accounts	4	0.73	None	None

Global High Yield Bond Portfolio

Michael C. Buchanan	Registered Investment Companies	61	83.38	None	None

	Other Pooled	189	47.17	16	3.01

	Investment Vehicles

	Other Accounts	273	79.61	11	6.20

Ian R. Edmonds	Registered Investment Companies	1	0.29	None	None

	Other Pooled Investment Vehicles	10	1.50	3	0.39

	Other Accounts	13	5.87	None	None

Walter E. Kilcullen	Registered Investment Companies	8	3.05	None	None

	Other Pooled Investment Vehicles	13	6.11	3	0.39

	Other Accounts	11	1.54	None	None

Christopher F. Kilpatrick[5]	Registered Investment Companies	11	4.57	None	None

	Other Pooled Investment Vehicles	7	0.55	3	0.39

	Other Accounts	13	0.82	None	None

Ryan Kohan	Registered Investment Companies	2	0.76	None	None

	Other Pooled Investment Vehicles	22	8.22	9	2.30

	Other Accounts	13	1.98	None	None

Long Credit VIT

Dan Alexander	Registered Investment Companies	3	0.79	None	None

	Other Pooled Investment Vehicles	9	7.15	None	None

	Other Accounts	53	23.11	4	1.51

Ryan K. Brist	Registered Investment Companies	27	10.92	None	None

	Other Pooled Investment Vehicles	15	13.22	None	None

	Other Accounts	74	31.20	4	1.51

Michael C. Buchanan	Registered Investment Companies	61	83.26	None	None

	Other Pooled Investment Vehicles	189	47.17	16	3.01

	Other Accounts	273	79.61	11	6.20

Molly Schwartz	Registered Investment Companies	3	0.79	None	None

	Other Pooled Investment Vehicles	9	7.15	None	None

	Other Accounts	53	23.11	4	1.51

1 Messrs. Chopra and Mastroianni joined the Fund’s investment professional team January 27, 2026.

2 Effective December 31, 2026, Frederick Marki will step down as a member of the Fund’s investment professional team.

3 Effective September 30, 2026, Julien Scholnick will step down as a member of the Fund’s investment professional team.

4 Information is as of March 31, 2026. Rafael Zielonka joined the Fund’s investment professional team May 1, 2026.

5 Effective September 30, 2026, Christopher Kilpatrick will step down as a member of the Fund’s investment professional team.

Investment Professionals Securities Ownership

The table below identifies ownership of equity securities of the Fund by the investment professionals responsible for the day-to-day management of the Fund as of December 31, 2025.

Investment Professionals	Dollar Range of Ownership of Securities ($)

Core Plus VIT Portfolio

Michael C. Buchanan	None
Amit Chopra[1]	None
Mark S. Lindbloom	None
Frederick R. Marki[2]	None
Nicholas Mastroianni[1]	None
Julien A. Scholnick[3]	None
Rafael Zielonka[4]	None

Global High Yield Bond Portfolio

Michael C. Buchanan	None
Ian R. Edmonds	None
Walter E. Kilcullen	None
Christopher F. Kilpatrick[5]	None
Ryan Kohan	None

Long Credit VIT

Dan Alexander	None
Ryan K. Brist	None
Michael C. Buchanan	None
Molly Schwartz	None

1 Messrs. Chopra and Mastroianni joined the Fund’s investment professional team January 27, 2026.

2 Effective December 31, 2026, Frederick Marki will step down as a member of the Fund’s investment professional team.

3 Effective September 30, 2026, Julien Scholnick will step down as a member of the Fund’s investment professional team.

4 Information is as of March 31, 2026. Rafael Zielonka joined the Fund’s investment professional team May 1, 2026.

5 Effective September 30, 2026, Christopher Kilpatrick will step down as a member of the Fund’s investment professional team.

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (i.e., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Franklin Templeton Investor Services, LLC (“Investor Services”) is the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondences relating to the Fund to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Under the terms of its servicing contract with the Fund, Investor Services may receive a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Fund Counsel

Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, serves as the Fund’s independent registered public accounting firm.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

Fund	For the Fiscal Period Ended December 31,	Aggregate Brokerage Commissions Paid ($)
Core Plus VIT Portfolio	2025	44,356
	2024	62,718
	2023	67,921
Global High Yield Bond Portfolio	2025	1,377
	2024	360
	2023	364
Long Credit VIT	2025	18,625
	2024	13,590
	2023*	9,022

*	For the period May 1, 2023 (inception date) to December 31, 2023.

For the fiscal period ended December 31, 2025, the Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Securities of Regular Broker/Dealers

As of December 31, 2025, the value of the Fund’s holdings of the securities of its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) were as follows:

Fund	Broker/Dealer	Type of Security Owned D=Debt E=Equity	Market Value (000’s) ($)
Core Plus VIT Portfolio	BOFA Securities Inc.	D	1,926
	Citigroup Global Markets Inc.	D	1,389
	Wells Fargo Securities LLC	D	1,253
	Goldman Sachs & Co.	D	960
	JP Morgan Securities LLC	D	947
	BNP Paribas Securities Corp.	D	922
	Morgan Stanley & Co. LLC	D	663
	RBC Capital Markets Corp.	D	130
	BMO Capital Markets	D	30
Global High Yield Bond Portfolio	Citigroup Global Markets Inc.	D	907
	JP Morgan Securities LLC	D	860

Long Credit VIT	Goldman Sachs & Co.	D	6,816
	JP Morgan Securities LLC	D	6,472
	Morgan Stanley & Co. LLC	D	4,957
	Citigroup Global Markets Inc.	D	4,169
	BOFA Securities Inc.	D	3,790
	Wells Fargo Securities LLC	D	3,682
	BMO Capital Markets	D	373
	RBC Capital Markets Corp.	D	63

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders that hold their shares in a taxable account will generally be taxed on distributions of such gains at ordinary tax rates.

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

	For the Fiscal Period Ended	For the Fiscal Period Ended
Fund	2025 (%)	2024 (%)
Core Plus VIT Portfolio[1]	120	107
Global High Yield Bond Portfolio	57	51
Long Credit VIT[2]	101	77

1 Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover would have been 50% and 67% for the fiscal periods ended December 31, 2025 and December 31, 2024, respectively.

2 Including mortgage dollar roll transactions. If mortgage dollar roll transactions had been excluded, the portfolio turnover would have been 76% for the fiscal period ended December 31, 2024.

SHARE OWNERSHIP

Principal Shareholders

As of March 31, 2026, to the knowledge of the Trust, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of the Fund as set forth below:

Class	Name and Address	Percent of Class (%)
Core Plus VIT Portfolio
I	METLIFE INSURANCE CO USA SHAREHOLDER ACCOUNTING DEPT ATTN TERRENCE SANTRY 125 HIGH ST BOSTON MA 02110-2704	65.47

Class	Name and Address	Percent of Class (%)

	NATIONWIDE LIFE INSURANCE COMPANY NWPP C O IPO PORTFOLIO ACCOUNTING P O BOX 182029 COLUMBUS OHIO 43218 2029	10.99

I	AXA EQUITABLE LIFE INSURANCE 1290 AVENUE OF THE AMERICAS NEW YORK NY 10104-1472	6.18

I	NEW YORK LIFE INS & ANNUITY CORP PO BOX 30730 TAMPA FL 336303730	5.12

II	MIDLAND NATIONAL LIFE INSURANCE CO SEPARATE ACCOUNT C 8300 MILLS CIVIC PKWY WEST DES MOINES IA 502663833	72.85

II	NEW YORK LIFE INS & ANNUITY CORP PO BOX 30730 TAMPA FL 336303730	12.45

II	PROTECTIVE LIFE INSURANCE COMPANY PO BOX 2606 BIRMINGHAM AL 35202-2606	6.43

Global High Yield Bond Portfolio

I	METLIFE INSURANCE CO USA 125 HIGH ST BOSTON MA 02110-2704	59.88

I	JP MORGAN CHASE BANK NA FBO INTELLIGENT VARIABLE UNIV LIFE TEACHERS INSURANCE ANNUITY ASSOC SEPARATE ACCOUNT VA-5 8500 ANDREW CARNEGIE BLVD CHARLOTTE NC 282628500	19.75

II	METLIFE INSURANCE CO USA 125 HIGH ST BOSTON MA 02110-2704	72.27

II	RIVERSOURCE LIFE INSURANCE CO 10468 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474-0001	14.49

Class	Name and Address	Percent of Class (%)
Long Credit VIT

I	MASS MUTUAL ATTN FUND OPERATIONS N255 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	58.07

I	NEW YORK LIFE INS & ANNUITY CORP PO BOX 30730 TAMPA FL 336303730	38.43

Shareholders who own 25% or more of the outstanding voting securities of the Fund or who are otherwise deemed to “control” the Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders. Thus, the Participating Insurance Companies listed below are technically deemed to be in control of the Fund. Nevertheless, with respect to any Fund shareholder meeting, a Participating Insurance Company is required to solicit and accept timely voting instructions from its contract owners in accordance with the procedures set forth in the prospectus for the applicable contract issued by the insurance company and to the extent required by law.

Fund	Name and Address	Percent of Fund (%)

Core Plus VIT Portfolio	MIDLAND NATIONAL LIFE INSURANCE CO SEPARATE ACCOUNT C 8300 MILLS CIVIC PKWY WEST DES MOINES IA 50266-3833	43.81

Core Plus VIT Portfolio	METLIFE INSURANCE CO USA SHAREHOLDER ACCOUNTING DEPT ATTN TERRENCE SANTRY 125 HIGH ST BOSTON MA 02110-2704	26.10

Global High Yield Bond Portfolio	METLIFE INSURANCE CO USA 125 HIGH ST BOSTON MA 02110-2704	41.96

Global High Yield Bond Portfolio	METLIFE INSURANCE CO USA 125 HIGH ST BOSTON MA 02110-2704	25.11

Long Credit VIT	MASS MUTUAL ATTN FUND OPERATIONS N255 1295 STATE STREET MIP M200-INVST SPRINGFIELD MA 01111-0001	58.07

Long Credit VIT	NEW YORK LIFE INS & ANNUITY CORP PO BOX 30730 TAMPA FL 33630-3730	38.43

As of March 31, 2026, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Fund.

DISTRIBUTOR

Franklin Distributors, LLC, an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources, located at One Franklin Parkway, San Mateo, CA 94403-1906, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (as amended, the “Distribution Agreement”).

Under the Distribution Agreement, the Distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of the Fund. The Distributor offers the shares on an agency or “best efforts” basis under which the Fund issues only the number of shares actually sold. Shares of the Fund are continuously offered by the Distributor.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

The Distributor may be deemed to be an underwriter for purposes of the 1933 Act. Dealer reallowances, if any, are described in the Fund’s Prospectus.

The Distributor, the Manager, their affiliates and their personnel have interests in promoting sales of Franklin Templeton funds, including remuneration, fees and profitability relating to services to and sales of the funds. Associated persons of the Manager, the Distributor or their affiliates (including wholesalers registered with the Distributor) may receive additional compensation related to the sale of individual Franklin Templeton funds or categories of Franklin Templeton funds. The Manager, the Subadviser, and their advisory or other personnel may also benefit from increased amounts of assets under management.

Service Agents also may benefit from the sales of shares of funds sold by the Distributor. For example, in connection with such sales, Service Agents may receive compensation from the Fund (with respect to the Fund as a whole or a particular class of shares) and/or from the Manager, the Distributor, and/or their affiliates, as further described below. The structure of these compensation arrangements, as well as the amounts paid under such arrangements, vary and may change from time to time. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single Service Agent may receive multiple types of compensation.

The Distributor has agreements in place with Service Agents defining how much each firm will be paid for the sale of the Fund from sales charges, if any, paid by Fund shareholders and from 12b-1 Plan fees, if any, paid to the Distributor by the Fund. These Service Agents then pay their employees or associated persons who sell such fund shares from the sales charges and/or fees they receive. The Service Agent, and/or its employees or associated persons may receive a payment when a sale is made and will, in most cases, continue to receive ongoing payments while you are invested in the Fund. In other cases, the Distributor may retain all or a portion of such fees and sales charges.

In addition, the Distributor, the Manager and/or certain of their affiliates may make additional payments (which are often referred to as “revenue sharing” payments) to the Service Agents from their past profits and other available sources, including profits from their relationships with the Fund. Revenue sharing payments are a form of compensation paid to a Service Agent in addition to the sales charges paid by Fund shareholders or 12b-1 Plan fees paid by the Fund. The Manager, the Distributor and/or certain of its affiliates may revise the terms of any existing revenue sharing arrangement and may enter into additional revenue sharing arrangements with other Service Agents.

Revenue sharing arrangements are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. In exchange for revenue sharing payments, the Manager and the Distributor generally expect to receive the opportunity for the Fund to be sold through the Service Agents’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that Service Agents receiving revenue sharing payments sell more shares of the Fund, the Manager and the Distributor and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Fund. The Distributor, FTFA or their affiliates consider revenue sharing arrangements based on a variety of factors and services to be provided.

Revenue sharing payments are usually calculated based on a percentage of Fund sales and/or Fund assets attributable to a particular Service Agent. Payments are at times based on other criteria or factors such as, for example, a fee per each transaction. Specific payment formulas are negotiated based on a number of factors, including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and scope and quality of services provided. In addition, the Distributor, the Manager and/or certain of their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of the Fund on a Service Agent’s systems, participation or attendance at a Service Agent’s meetings, or for other reasons. Furthermore, the Distributor, the Manager and/or certain of their affiliates at times pay certain education and training costs of Service Agents (including, in some cases, travel expenses) to train and educate the personnel of the Service Agents. In addition, the Distributor, the Manager and/or certain of their affiliates at times may provide access to technology and other tools and support services that facilitate the marketing and promotion of investment management portfolios sponsored by Franklin Templeton and/or its affiliates. It is likely that Service Agents that execute portfolio transactions for the Fund will include those firms with which the Manager, the Distributor and/or certain of their affiliates have entered into revenue sharing arrangements.

The Fund generally pays the transfer agent for certain recordkeeping and administrative services. In addition, the Fund may pay Service Agents for certain recordkeeping, administrative, sub-accounting and networking services. These services include maintenance of shareholder accounts by the firms, such as recordkeeping and other activities that otherwise would be performed by the Fund’s transfer agent. Administrative fees may be paid to a firm that undertakes, for example, shareholder communications on behalf of the Fund. Networking services are services undertaken to support the electronic transmission of shareholder purchase and redemption orders through the National Securities Clearing Corporation (“NSCC”). These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Agent or (2) a fixed dollar amount for each account serviced by a Service Agent. The Distributor, the Manager and/or their affiliates may make all or a portion of these payments.

In addition, the Fund reimburses the Distributor for NSCC fees that are invoiced to the Distributor as the party to the agreement with NSCC for the administrative services provided by NSCC to the Fund and its shareholders. These services include transaction processing and settlement through Fund/SERV, electronic networking services to support the transmission of shareholder purchase and redemption orders to and from Service Agents, and related recordkeeping provided by NSCC to the Fund and its shareholders.

If your Fund shares are purchased through a retirement plan, the Distributor, the Manager or certain of their affiliates at times also make similar payments to those described in this section to the plan’s recordkeeper or an affiliate.

Revenue sharing payments, as well as the other types of compensation arrangements described in this section, create an incentive for Service Agents and their employees or associated persons to recommend the Fund over other investments or sell shares of the Fund to customers and in doing so may create conflicts of interest between the firms’ financial interests and the interests of their customers. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Fund-related marketing or shareholder servicing activities.

As of December 31, 2025, the Distributor, the Manager or their affiliates made revenue sharing payments to the Service Agents listed below (or their affiliates or successors). It is possible that each Service Agent listed is not receiving payments with respect to each fund sold by the Distributor. This list of intermediaries will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2025 are not reflected.

ADP Retirement Services	Allianz Life Insurance Company
Allstate Life Insurance Company	American Enterprise Investment Services Inc.
American General Life Insurance Co of DE	American General Life Insurance Co.
American United Life Insurance Company Ameritas Life Insurance Corporation	Ameriprise Financial, Inc Annuity Investors Life Insurance Company
Ascensus, Inc.	Atria Wealth Solutions

AuguStar Life Insurance Company	Avantax Investment Services, Inc.
Axelus Financial	Benjamin F. Edwards & Company, Inc.
BlackRock Inc	Brighthouse Financial
Brighthouse Life Insurance Company	Brighthouse Life Insurance Company of NY
CAIS LLC	Cambridge Investment Research, Inc
Cetera Financial Group	Charles Schwab & Co.
Citigroup Global Markets Inc.	Citizens Securities, Inc.
CMFG Life Insurance Company	Columbia ThreadNeedle
Commonwealth Annuity & Life Insurance Company	Commonwealth Financial Network
Connecticut Mutual Life Insurance Company	Corebridge Insurance Company of Bermuda, Ltd
Delaware Life Insurance Co	Delaware Life Insurance Co of NY
Deutsche Bank	DWC-The 401(K) Experts
Edward D. Jones & Co., L.P.	Empire Fidelity Investments Life
Empower Annuity Insurance Company of America	Empower Financial Services
Empower Life & Annuity Insurance Company of New York	Envestnet
Equitable Advisors, LLC	Equitable Financial Life Insurance
Equitable Life Insurance Company	Everlake Services Company
Fidelity Investments	Fidelity Investments Life Insurance Co
First Allmerica Financial Life Insurance Company	First Command
First Security Benefit Life Insurance and Annuity Company of NY	Forethought Distributors, LLC
Forethought Life Insurance Company	FTMF Consulting
Genworth Life & Annuity Insurance Company	Genworth Life Insurance
Genworth Life Insurance Company of NY	Goldman Sachs
Guardian Insurance & Annuity Company	Hantz Financial Services
Integrity Life Insurance Company	J.P. Morgan Securities LLC
Janney Montgomery Scott LLC	John Hancock
Kestra Investment Services, LLC	Lincoln Benefit Life Company
Lincoln Investment Planning, Inc.	Lincoln Life & Annuity Company of NY
Lincoln National Life Insurance Company	Lincoln Retirement Services Co
LPL Financial LLC	Massachusetts Mutual Life Insurance Company
Members Life Insurance Company	Merrill Lynch, Pierce, Fenner & Smith, Inc.
MetLife Insurance Company USA	Metropolitan Life Insurance Company
Midland National	Midland National Life Insurance Company
Minnesota Life Insurance Company	MML Investors Services, LLC
MONY Life Insurance Company of America (Equitable)	MONY Life Insurance Company of America (Protective Life)
Morgan Stanley Smith Barney LLC	MSCS
Nassau Life Insurance Company	National Financial Services LLC
National Integrity Life Insurance Company	National Life Insurance Company
National Security Life & Annuity Company	Nationwide Financial Services, Inc.
Nationwide Life Insurance Company	New York Life Insurance and Annuity Corporation
Northwestern Mutual Investment Svcs LLC	Osaic Services, Inc
Osaic Wealth, Inc.	Pacific Life and Annuity Company
Pacific Life Insurance Company	Paychex Securities Corp
PCS Retirement	Pershing
PHL Variable Insurance Company	Phoenix Life & Annuity Company
Phoenix Life Insurance Company	PNC Investments LLC
Primerica	Principal Financial Services
Principal Life Insurance Company	Principal National Life Insurance Company
Protective Life and Annuity Insurance Company	Protective Life Insurance Company
Pruco Life Insurance	Pruco Life Insurance Company of AZ
Pruco Life Insurance Company of NJ	Prudential Insurance Company of America
Raymond James & Associates, Inc.	Raymond James Financial Services, Inc.

RBC Capital Markets LLC	ReliaStar Life Insurance Company
ReliaStar Life Insurance Company of NY	Riversource Life Insurance Company
Riversource Life Insurance Company of New York	Robert W. Baird & Co., Inc.
Rockefeller Capital	Sammons Financial Network
Sanctuary Wealth	Securian Financial Group, Inc
Security Benefit Life Insurance Company	Standard Insurance Company
Stifel Financial Corporation	SunAmerica Annuity and Life Assurance Company
Symetra Life Insurance Company	Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life Insurance Company	TFS Securities, Inc.
The Guardian Insurance & Annuity Company, Inc.	The Variable Annuity Life Insurance Company (VALIC)

Thrivent Financial for Lutherans

TIAA-CREF Life Insurance Company

Transamerica Financial Life Insurance Company

Transamerica Premier Life Insurance Company

UBS Financial Services, Inc.

USI Consulting Group

Vanguard Marketing Corporation

Voya Financial Advisors, LLC

Wells Fargo Advisors, LLC

Western National Life Insurance Company

TIAA-CREF Individual & Institutional Services, LLC

TIFIN Wealth

Transamerica Life Insurance Company

U.S. Bancorp Investments

United States Life Insurance Co in the City of NY

(fka First SunAmerica)

Valor Financial Securities, LLC

Venerable Insurance and Annuity Company

Voya Retirement Insurance and Annuity Company

Wells Fargo Clearing Services, LLC

Wilton Reassurance Life Company of New York

The Distributor, the Manager or their affiliates may also pay fees, from their own assets, to Service Agents for providing other distribution-related services as well as recordkeeping, administrative, subaccounting, and networking services (or portions thereof), and other shareholder or administrative services in connection with investments in the Fund. These payments may be considered revenue sharing payments. The Service Agents receiving such payments may not be listed above.

You should assume that your Service Agent receives revenue sharing payments and/or other compensation described in this SAI. Please contact your Service Agent for details about any payments it (and its employees) may receive from the Fund and/or from the Distributor, the Manager and/or their affiliates. You should review your Service Agent’s disclosure and/or talk to your Service Agent to obtain more information on how this compensation may have influenced your Service Agent’s recommendation of the Fund.

Dealer Commissions and Concessions

From time to time, the Distributor or the Manager, at its expense, may provide compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the Fund or a managed account strategy of which the Fund is part. Such concessions provided by the Distributor or the Manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the Distributor or the Manager may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by applicable laws or any self-regulatory agency, such as the FINRA.

Services and Distribution Plan

The Trust, on behalf of the Fund, has adopted a 12b-1 Plan in accordance with Rule 12b-1 under the 1940 Act with respect to Class II shares of the Fund. Under the 12b-1 Plan, the Fund may pay a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets of Class II shares.

The Fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. Fees under the 12b-1 Plan may be used to make payments to the Distributor, a Participating Insurance Company, or other eligible parties (for purposes of this section, each a “Servicing Party”) with respect to expenses related to Class II shares of the Fund for advertising, marketing or other promotional activity, including the preparation of materials intended for use within a Participating Insurance Company, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than existing Policyholders. The Fund also may make payments to a Servicing Party for providing personal service or the maintenance of contract accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Class II shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to Class II shares of the Fund that may be used to cover expenses primarily intended to result in the sale of Class II shares, or that may be used to cover expenses primarily intended for personal service and/or maintenance of contract accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under FINRA Conduct Rule 2341 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses incurred by the Servicing Party, the amount of the fees paid by Class II shares of the Fund during any year may be more or less than actual expenses incurred by the Servicing Party. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the Servicing Party’s expenses exceed the fees provided for by the 12b-1 Plan, the Fund will not be obligated to pay more than those fees and, if expenses incurred by the Servicing Party are less than the fees paid to the Servicing Party, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to the Fund, such as the Manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the Fund for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of Class II shares of the Fund within the context of Rule 12b-1, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without approval of the outstanding voting securities of Class II shares of the Fund, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to Class II shares of the Fund at any time, by the Fund without penalty, by vote of a majority of the outstanding voting securities of Class II shares of the Fund (as defined in the 1940 Act), or by vote of a majority of the Qualified Trustees.

The following service and distribution fees were incurred by the Fund pursuant to the 12b-1 Plan in effect during the fiscal period ended December 31, 2025:

Fund/Class	Service and Distribution Fees Incurred ($)	Service and Distribution Fees Waived/Reimbursed ($)
Core Plus VIT Portfolio
Class II	191,265	0

Global High Yield Bond Portfolio
Class II	216,555	0

No information is presented for Class II shares of Long Credit VIT, as no Class II shares were outstanding as of December 31, 2025.

For the fiscal period ended December 31, 2025, the Distributor incurred distribution expenses for advertising, printing and mailing prospectuses, support service and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The Distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund/Class	Third Party Fees ($)	Financial Consultant Compensation (Amortized) ($)	Marketing ($)	Printing ($)	Total Expenses ($)

Core Plus VIT Portfolio
Class II	191,265	0	25,093	0	216,359

Global High Yield Bond Portfolio
Class II	216,555	0	27,963	0	244,517

No information is presented for Class II shares of Long Credit VIT, as no Class II shares were outstanding as of December 31, 2025.

AVAILABILITY OF THE FUND

Investment in the Fund is available only to owners of VA contracts and VLI policies issued by Participating Insurance Companies through their separate accounts and certain qualified plans and to qualified fund of funds, whose investors consist solely of such separate accounts and/or qualified pension and retirement plans. It is possible that in the future it may become disadvantageous for the separate accounts of both VA contracts and VLI policies to be invested simultaneously in the Fund. However, the Trust does not currently foresee any disadvantages to the owners of the different Policies which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each Participating Insurance Company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of Fund shares by one or more of the Participating Insurance Company separate accounts which fund these contracts, which could have adverse consequences to the Fund. Material irreconcilable conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in U.S. federal income tax laws; or (iii) differences in voting instructions between those given by owners of VA contracts and those given by owners of VLI policies. If the Board were to conclude that separate series of the Trust should be established for VA contracts and VLI policies, each Participating Insurance Company would bear the attendant expenses. Should this become necessary, Policyholders would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

PURCHASE OF SHARES

The Fund offers its shares to Participating Insurance Companies and qualified retirement and pension plans (“Plans”) on a continuous basis. The offering price per share of the Fund is equal to the NAV per share at the time of purchase. Individuals may not place orders directly with the Fund.

Investors should read this SAI and the Fund’s current Prospectus along with the prospectus of the separate account of the Participating Insurance Company or information provided by their Plan. See the prospectus of the separate account of the Participating Insurance Company or the relevant Plan documents for more information on the purchase of Fund shares and with respect to the availability for investment in the Fund.

The offering of shares of the Fund may be suspended from time to time and the Fund reserves the right to reject any purchase order. In addition to cash, the Fund may accept securities as payment for Fund shares at the applicable NAV. Generally, the Fund will only consider accepting securities to increase its holdings in a portfolio security or if the Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management.

Sales Charges and Surrender Charges

The Fund does not assess any sales charges, either when shares are sold or redeemed. Surrender charges may be assessed under the Policies as described in the applicable separate account prospectus. Mortality and expense risk fees and other charges are also described in that prospectus.

The Fund has created separate classes of shares, designated as Class I and Class II shares. Class II shares are sold without an initial sales charge but are subject to an annual distribution fee of 0.25% of the daily net assets of the Class.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed:

i.	for any period during which the NYSE is closed (other than for customary weekend and holiday closings);

ii.

when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of NAV is not reasonably practicable; or

iii.	for such other periods as the SEC by order may permit for protection of the Fund’s shareholders.

The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Fund shares may be redeemed by VA contracts and VLI policies issued by Participating Insurance Companies through their separate accounts and certain qualified plans. Individuals may not place redemption orders directly with the Fund. It is the responsibility of the Participating Insurance Company and the qualified plans to properly transmit redemption requests in accordance with applicable requirements. Owners of VA contracts, VLI policies and qualified plan participants should consult their Participating Insurance Company or plan sponsor in this regard. Redemption requests will be effected at the NAV of the Fund next determined after receipt of redemption instructions by the Fund, through its agent, in proper form and in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on the Fund’s then-current NAV.

Redemptions In Kind

The Fund reserves the right, under certain conditions, to honor any request for a redemption by making payment in whole or in part by delivering securities valued in accordance with the procedures described under “Share price” in the Fund’s Prospectus. Because redemption in kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash, and the market price of those securities will be subject to fluctuation until they are sold. The securities delivered may not be representative of the entire Fund portfolio, may represent only one issuer or a limited number of issuers and may be securities that the Fund would otherwise sell. The Fund will not use securities to pay redemptions by the Distributor or other affiliated persons of the Fund, except as permitted by law, SEC rules or orders, or interpretive guidance from the SEC staff or other proper authorities.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 877-6LM-FUND/656-3863, (2) on www.franklintempleton.com/prospectus (click on the name of the Fund), and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s Board has adopted policies and procedures (the “policy”) developed by the Manager with respect to the disclosure of the Fund’s portfolio securities and any ongoing arrangements to make available information about the Fund’s portfolio securities. The Manager believes the policy is in the best interests of the Fund and its shareholders and that it strikes an appropriate balance between the desire of investors for information about fund portfolio holdings and the need to protect the Fund from potentially harmful disclosures.

General Rules/Website Disclosure

The policy provides that information regarding the Fund’s portfolio holdings may be shared at any time with employees of the Manager, the Fund’s Subadviser and other affiliated parties involved in the management, administration or operations of the Fund (referred to as fund-affiliated personnel). With respect to non-money market funds, the Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel (i) upon the filing of portfolio holdings reports in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the applicable holdings report or (ii) no sooner than 8 business days after month end, provided that such information has been made available through public disclosure. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to the Fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The Fund currently discloses its complete portfolio holdings 8 business days after month-end. The Fund discloses this information on the Fund’s website: www.franklintempleton.com/prospectus (click on the name of the Fund).

Ongoing Arrangements

Under the policy, the Fund may release portfolio holdings information on a regular basis to a custodian, sub-custodian, fund accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. The Fund may enter into other ongoing arrangements for the release of portfolio holdings information, but only if such arrangements serve a legitimate business purpose and are with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Fund, Franklin Templeton or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the Fund’s portfolio securities will be reviewed at least annually by the Fund’s Board.

Set forth below is a list, as of December 1, 2025, of those parties with whom the Manager, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the maximum frequency of the release under such arrangements, and the minimum length of the lag, if any, between the date of the information and the date on which the information is disclosed. The ongoing arrangements may vary for each party, and it is possible that not every party will receive information for the Fund. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
Barclays Bank PLC	Daily	None

Bloomberg AIM	Daily	None

Bloomberg L.P.	Daily	None

Bloomberg Portfolio Analysis	Daily	None

Brown Brothers Harriman	Daily	None

Charles River	Daily	None

Citco	Daily	None

Eagle Investment Systems Corp	Daily	None

Emerging Portfolio Fund Research, Inc. (EPFR), an Informa Company	Monthly	None

Enfusion Systems	Daily	None

ENSO LP	Daily	None

eVestment Alliance	Quarterly	8-10 Days

FactSet	Daily	None

HSBC Global Asset Management	Daily	None

Institutional Shareholder Services	Daily	None

ITG	Daily	None

Kailash Concepts	Monthly	None

Middle Office Solutions, LLC	Daily	None

Morgan Stanley Capital Inc.	Daily	None

Morningstar	Daily	None

NaviSite, Inc.	Daily	None

StarCompliance	Daily	None

State Street Bank and Trust Company	Daily	None

STP Investments	Daily	None

SunGard/Protegent (formerly Dataware)	Daily	None

The Bank of New York Mellon	Daily	None

The Northern Trust Company	Daily	None

The Northern Trust Melbourne	Daily	None

Thomson	Semi-annually	None

Thomson Reuters	Daily	None

VPD Financial Software Consulting	Daily	None

Wilshire Analytics (Axiom and Compass)	Daily	None

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Broadridge	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

DST International plc (DSTi)	Daily	None

Electra Information Systems	Daily	None

Fidelity	Quarterly	5 Business Days

Fitch	Monthly	6-8 Business Days

Frank Russell	Monthly	1 Day

Glass Lewis & Co.	Daily	None

Informa Investment Solutions	Quarterly	8-10 Days

Interactive Data Corp	Daily	None

Liberty Hampshire	Weekly and Month End	None

RBC Investor and Treasury Services	Daily	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

SunTrust	Weekly and Month End	None

Excluded from the lists of ongoing arrangements set forth above are ongoing arrangements where either (i) the disclosure of portfolio holdings information occurs concurrently with or after the time at which the portfolio holdings information is included in a public filing with the SEC that is required to include the information, or (ii) the Fund’s portfolio holdings information is made available no earlier than the day next following the day on which the Fund makes the information available on its website, as disclosed in the Fund’s Prospectus. The approval of the Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy.

Release of Limited Portfolio Holdings Information

In addition to the ongoing arrangements described above, the Fund’s complete or partial list of holdings (including size of positions) may be released to another party on a one-time basis, provided the party receiving the information has executed a non-disclosure and confidentiality agreement and provided that the specific release of information has been approved by the Fund’s Chief Compliance Officer or designee as consistent with the policy. By way of illustration and not of limitation, release of non-public information about the Fund’s portfolio holdings may be made (i) to a proposed or potential adviser or Subadviser(s) or other investment manager asked to provide investment management services to the Fund, or (ii) to a third party in connection with a program or similar trade.

In addition, the policy permits the release to investors, potential investors, third parties and Franklin Templeton personnel that are not fund-affiliated personnel of limited portfolio holdings information in other circumstances, including:

•	The Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.
•	The Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.
•

A list of securities (that may include fund holdings together with other securities) followed by an investment professional (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

•	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).
•

The Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the Fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

•

A small number of the Fund’s portfolio holdings (including information that the Fund no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Fund and is not contrary to law.

•

The Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Exceptions to the Policy

The Fund’s Chief Compliance Officer, or designee, may, as is deemed appropriate, approve exceptions from the policy. Exceptions are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Fund’s Board.

Limitations of Policy

The Fund’s portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the Manager or the Subadviser may manage accounts other than the Fund that have investment objectives and strategies similar to those of the Fund. Because these accounts, including the Fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the Manager or the Subadviser may be able to infer the portfolio holdings of the Fund from the portfolio holdings in that investor’s account.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 4, 2006. The Fund is a series of the Trust. As of April 30, 2007, Core Plus VIT Portfolio and Global High Yield Bond Portfolio were each redomiciled as a series of the Trust. Prior thereto, Core Plus VIT Portfolio and Global High Yield Bond Portfolio were each a series of Legg Mason Partners Variable Portfolios II, a Massachusetts business trust. Prior to the reorganization of each of Core Plus VIT Portfolio and Global High Yield Bond Portfolio as a series of Legg Mason Partners Variable Portfolios II, Core Plus VIT Portfolio was a series of Legg Mason Partners Variable Portfolios III, Inc., a Maryland corporation, and Global High Yield Bond Portfolio was a series of Legg Mason Partners Variable Portfolios I, Inc., a Maryland corporation.

Prior to April 15, 2015, Core Plus VIT Portfolio was known as “Western Asset Variable High Income Portfolio.” Prior to November 1, 2012, Core Plus VIT Portfolio was known as “Legg Mason Western Asset Variable High Income Portfolio.” Prior to November 1, 2012, Global High Yield Bond Portfolio was known as “Legg Mason Western Asset Variable Global High Yield Bond Portfolio.”

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax professionals with respect to the specific U.S. federal, state, local, and non-U.S. tax consequences of investing in the Fund.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than

90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to U.S. federal, state, local, or non-U.S. income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long-term capital gain over its net short-term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If a regulated investment company were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the regulated investment company is permitted to elect and so elects), it would be subject to a 4%

nondeductible excise tax. However, the Code includes an exception to this excise tax for certain regulated investment companies held only by segregated asset accounts of life insurance companies funding variable contracts and certain other permitted shareholders. The Fund anticipates that it will qualify for this exception and, accordingly, does not expect to be subject to this excise tax. There can be no assurance that the Fund will be able to qualify for such exception. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

The Fund intends to comply with the separate diversification requirements of Section 817(h) of the Code, which apply to insurance company separate accounts and must be complied with to ensure the tax-advantaged status of certain insurance policies and annuity contracts funded by those insurance company separate accounts. These requirements are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code. If all the beneficial interests in the Fund are held by one or more insurance company separate accounts and certain other eligible holders, the diversification requirements of Section 817(h) of the Code may be applied by taking into account the assets of the Fund, rather than treating the interest in the Fund as a separate investment of each separate account investing in the Fund. To comply with Treasury regulations promulgated under Section 817(h) of the Code, assuming such look-through treatment applies, the Fund intends to diversify its investments so that on the last day of each calendar quarter or within 30 days after such day no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers, and all securities of the same issuer, all interests in the same real property project, and all interests in the same “commodity” are each treated as a single investment. The regulations promulgated under Section 817 of the Code generally define the term “commodity” as any type of personal property other than a cash item or a security. In certain situations, an alternative set of diversification rules may be available to be satisfied as well. If the contract owner is considered the owner of the securities underlying the applicable separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income, including in future years. The Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans, and to other regulated investment companies whose shares are generally offered only to such separate accounts and pension and retirement plans. If the Fund should fail to comply with the diversification requirements, should fail to ensure that its shares are held only by the types of investors described above, should fail to meet the investor control requirements, or should fail to qualify as a “regulated investment company” under the Code, it is possible that separate accounts invested in the Fund would not be treated as adequately diversified, that contracts and policies funded by those separate accounts would not be treated as annuity or life insurance contracts under the Code, that all income and gain earned in past years and currently inside the policies and contracts would be taxed currently to the holders, and that future income and gain inside the policies and contracts would be subject to taxation as ordinary income. See the contract or policy prospectus for information regarding the U.S. federal income tax treatment of distributions to separate accounts and of the holders of the contracts or policies.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and non-equity options written or purchased by the Fund on U.S. exchanges (including options on broad-based equity indices and debt securities), are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. If the Fund elects to accrue market discount currently, the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to passive foreign investment companies (“PFICs”), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a non-U.S. country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Non-U.S. Investments

Dividends, interest or other income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. securities may be subject to withholding and other taxes imposed by non-U.S. countries. Even if the Fund is entitled to seek a refund in respect of such taxes, it may choose not to. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, which for this purpose may include obligations of non-U.S. governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat non-U.S. income taxes paid by the Fund, if any, as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, shareholders of the Fund will be required to include in income an amount equal to their portion of qualified non-U.S. income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their U.S. federal income tax due, if any, or to deduct their portions from their U.S. taxable income, if any. No deductions for non-U.S. taxes paid by the Fund may be claimed, however, by non-corporate shareholders who do not itemize deductions and no deductions for non-U.S. taxes will be permitted to individuals in computing their U.S. federal alternative minimum tax liability. Even if the Fund qualifies to make this election, it may choose not to do so; in that case, non-U.S. taxes that the Fund pays will nonetheless reduce the Fund’s taxable income. Non-U.S. taxes paid by the Fund may reduce the return from the Fund’s investments.

Under certain circumstances, if the Fund receives a refund of non-U.S. taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s non-U.S. taxes for the current year could be reduced.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases equity interests (including certain interests treated as equity interests) in non-U.S. entities treated as PFICs for U.S. federal income tax purposes, and does not timely make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

In general, a PFIC is any non-U.S. corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include certain types of passive income excepted by the Code and other guidance.

If the Fund were to invest in a PFIC and timely elect to treat the PFIC as a “qualified electing fund” under the Code for the first year of its holding period in the PFIC stock, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund. The Fund might have to distribute such amounts to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

If the Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased its stock in that PFIC at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Capital Loss Carryforwards

As of December 31, 2025, as set forth below, the listed capital losses may be carried forward indefinitely to offset future taxable capital gains. These capital losses have been deferred as either short -term or long -term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred.

Fund	Amount of Capital Loss Carryforward ($)
Core Plus VIT Portfolio	49,739,693

Global High Yield Bond Portfolio	39,194,375

No Capital Loss Carryforwards

As of December 31, 2025, Long Credit VIT had no unused capital loss carryforwards.

Taxation of Non-U.S. Shareholders

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax professionals regarding the impact of these requirements on their investment in the Fund.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s audited annual financial statements for the fiscal period ended December 31, 2025, including the accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as filed on Form N-CSR, are incorporated by reference into this SAI

(https://www.sec.gov/ix?doc=/Archives/edgar/data/0000874835/000113322826001941/wacpvp-efp22505_ncsr.htm

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000874835/000113322826001922/walcv-efp22508_ncsr.htm

https://www.sec.gov/ix?doc=/Archives/edgar/data/0000874835/000113322826001951/wabp-efp22511_ncsr.htm). These audited financial statements are available free of charge upon request by calling the Fund at 877-6LM-FUND/656-3863.

Appendix A

Proxy Voting Policies

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare, for instance, in particular when fixed income securities are converted into equity by its terms or in connection with a bankruptcy or corporate workout. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Franklin Resources (Franklin Resources includes Franklin Resources, Inc. and organizations operating as Franklin Resources) or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURES

Responsibility and Oversight

The Legal and Compliance Group is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions team of the Investment Operations Group (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Portfolio Compliance Group maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Portfolio Compliance Group for coordination and the following actions:

a.      Proxies are reviewed to determine accounts impacted.

b.      Impacted accounts are checked to confirm Western Asset voting authority.

c.      Where appropriate, the Regulatory Affairs Group reviews the issues presented to determine any material conflicts of interest. (see Conflicts of Interest section of these procedures for further information on determining material conflicts of interest.)

d.      If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party

e.      The Portfolio Compliance Group provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Portfolio Compliance Group.

f.      Portfolio Compliance Group votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset’s Legal and Compliance Department personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Rule 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.      A copy of Western Asset’s proxy voting policies and procedures.

b.      Copies of proxy statements received with respect to securities in client accounts.

c.      A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.      Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.      A proxy log including:

1.     Issuer name;

2.     Exchange ticker symbol of the issuer’s shares to be voted;

3.     Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.     A brief identification of the matter voted on;

5.     Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.     Whether a vote was cast on the matter;

7.     A record of how the vote was cast;

8.     Whether the vote was cast for or against the recommendation of the issuer’s management team;

9.     Funds are required to categorize their votes so that investors can focus on the topics they find important. Categories include, for example, votes related to director elections, audit-related, extraordinary transactions, say-on-pay, shareholder rights and defenses, compensation, and the environment or climate, among others; and

10.    Funds are required to disclose the number of shares voted or instructed to be cast, as well as how securities lending activities impacted their voting i.e. the number of shares loaned but not recalled and, therefore, not voted by the fund.

Records are maintained in an easily accessible place for a period of not less than five (5) years with the first two (2) years in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies and procedures are described in the Firm’s Form ADV Part 2A. Clients are provided with a copy of these policies and procedures upon request. In addition, clients may receive reports on how their proxies have been voted, upon request.

Conflicts of Interest

All proxies that potentially present conflicts of interest are reviewed by the Regulatory Affairs Group for a materiality assessment. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions are based on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision-making process.

Situations can arise in which more than one Western Asset client invests in instruments of the same issuer or in which a single client may invest in instruments of the same issuer but in multiple accounts or strategies. Multiple clients or the same client in multiple accounts or strategies may have different investment objectives, investment styles, or investment professionals involved in making decisions. While there may be differences, votes are always cast in the best interests of the client and the investment objectives agreed with Western Asset. As a result, there may be circumstances where Western Asset casts different votes on behalf of different clients or on behalf of the same client with multiple accounts or strategies.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

1.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

2.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

3.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

4.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

1.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

2.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

3.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

4.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The Management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

1.	Western Asset votes for proposals relating to the authorization of additional common stock.

2.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

3.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

1.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

2.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

1.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

2.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

7.	Reporting of Financially Material Information

Western Asset generally believes issuers should disclose information that is material to their business. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Asset’s clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

V.	Sustainable Investing Matters

Western Asset incorporates sustainable investing considerations, among other relevant risks, as part of the overall investment process. Environmental, Social and Governance (ESG) research is integrated with the Firm’s general research process and led by its sector specialists, who analyze ESG facts in conjunction with traditional metrics. The Firm seeks to identify and consider material risks to the investment thesis, including material risks presented by ESG factors. While Western Asset is primarily a fixed income manager, opportunities to vote proxies are considered on the investment merits of the instruments and strategies involved.

As a general proposition, Western Asset votes to encourage disclosure of information material to their business. This principle extends to ESG matters. What qualifies as “material” can vary, so votes are cast on a case-by-case basis but consistent with the overarching principle. Western Asset recognizes that objective standards and criteria may not be available or universally agreed and that there may be different views and subjective analysis regarding factors and their significance.

Targeted environmental or social issues that are the subject of a proxy vote will be considered on a case-by-case basis. Constructive proposals that seek to advance the health of the issuer and the prospect for risk-adjusted returns to Western Asset’s clients are viewed more favorably than proposals that advance a single issue or limit the ability of management to meet its operating objectives.

Retirement Accounts

For accounts subject to ERISA, as well as other retirement accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the Department of Labor has determined that the responsibility remains with the investment manager.

In order to comply with the Department of Labor’s position, Western Asset will be presumed to have the obligation to vote proxies for its retirement accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the retirement account client and in accordance with any proxy voting guidelines provided by the client.

Disclosure

© Western Asset Management Company, LLC 2024. This publication is the property of Western Asset and is intended for the sole use of its clients, consultants, and other intended recipients. It should not be forwarded to any other person. Contents herein should be treated as confidential and proprietary information. This material may not be reproduced or used in any form or medium without express written permission. Past results are not indicative of future investment results. This publication is for informational purposes only and reflects the current opinions of Western Asset. Information contained herein is believed to be accurate but cannot be guaranteed. The opinions represented are not intended as an offer or solicitation with respect to the purchase or sale of any security and are subject to change without notice. Statements in this material should not be considered investment advice. Employees and/or clients of Western Asset may have a position in the securities mentioned. This publication has been prepared without taking into account your objectives, financial situation or needs. Before acting on this information, you should consider its appropriateness having regard to your objectives, financial situation, or needs. It is your responsibility to be aware of and observe the applicable laws and regulations of your country of residence.

Appendix B

Credit Ratings

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody’s Investors Service, Inc. Global Rating Scales

Credit ratings are assigned on Moody’s global long-term and short-term rating scales and are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4, 5, 6 Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.7

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.8 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same.

1	In the case of impairments, there can be a financial loss even when contractual obligations are met.

2	In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.

3

Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include equity indexed principal values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.

4

For certain preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.

5

Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.

6

Where grace periods are disproportionately long relative to the stated maturity, Moody’s may choose not to rate the Instrument. This is particularly relevant in the commercial paper market where maturities may be 30 days or less with strong investor expectation of prompt payment.

7

For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products. Please note that Moody’s always reserves the right to choose not to assign or maintain a credit rating for its own business reasons.

8

Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:

P-1—Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.

P-2—Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.

P-3—Ratings of Prime-3 reflect an acceptable ability to repay short-term debt obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Debt and Demand Obligation Ratings:

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings:

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings:

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

For VRDOs, Moody’s typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”. Industrial development bonds in the US where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:

Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).

Long-Term NSR Scale

Aaa.n  Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.

Aa.n   Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.

A.n    Issuers or issues rated A.n demonstrate above-average creditworthiness relative to other domestic issuers and issuances.

Baa.n  Issuers or issues rated Baa.n demonstrate average creditworthiness relative to other domestic issuers and issuances.

Ba.n   Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.

B.n    Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.

Caa.n  Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.

Ca.n   Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.

C.n    Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and
•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:

A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period.

However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings:

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of S&P Global Ratings’ Long-Term Issuer Credit Ratings

AAA	An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.

AA	An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest- rated obligors only to a small degree.

A

An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB

An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B

An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC	An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC

An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P Global Ratings’ Short-Term Issuer Credit Ratings

A-1

An obligor rated “A-1” has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2

An obligor rated “A-2” has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3

An obligor rated “A-3” has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B

An obligor rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

An obligor rated “C” is currently vulnerable to nonpayment that would result in an “SD” or “D” issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring.

Description of S&P Global Ratings’ Dual Ratings:

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).

Description of S&P Global Ratings’ Active Qualifiers:

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
●

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

●

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

●

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

●	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Description of Fitch Ratings’ Corporate Finance Obligations:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR and senior tranches of Enhanced Equipment Trust Certificates, for which IDRs are secondary dependencies, as Fitch focuses primarily on structure, collateral and legal protection.

At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. “B” ratings indicate that material credit risk is present.

CCC: Substantial Credit Risk. “CCC” ratings indicate that substantial credit risk is present.

CC: Very High Levels of Credit Risk. “CC” ratings indicate very high levels of credit risk.

C: Exceptionally High Levels of Credit Risk. “C” indicates exceptionally high levels of credit risk.

The ratings of corporate finance obligations are linked to IDRs (or sometimes Viability Ratings for banks and non-bank financial institutions) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks and non-bank financial institutions an assessment of nonperformance risk relative to the risk captured in the IDR or Viability Ratings (e.g. in respect of certain hybrid securities).

For performing obligations, the obligation rating represents the risk of default including the effect of expected recoveries on the credit risk should a default occur.

If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Description of Fitch Ratings’ Issuer Default Ratings:

Rated entities in several sectors, including financial and non-financial corporations, sovereigns, insurance companies and some sectors within public finance, are generally assigned IDRs. IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default – including by way of a distressed debt exchange (DDE) – on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Default is a real possibility.

CC: Very High Levels of Credit Risk. Very low margin for safety. Default of some kind appears probable.

C: Near Default. A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

●	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
●	The formal announcement by the issuer or their agent of a distressed debt exchange (“DDE”);
●

A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD: Restricted Default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:

●	An uncured payment default or DDE on a bond, loan or other material financial obligations, but
●	has not entered into bankruptcy filing, administration, receivership, liquidation, or other formal winding-up procedure, and
●	Has not otherwise ceased operating. This would include:
●	The selective payment default on a specific class or currency of debt;
●

The uncured expiry of any applicable original grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:

Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA: Highest Credit Quality.

“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality.

“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality.

“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality.

“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative.

“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk.

Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk.

Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk.

Default appears imminent or inevitable.

D: Default.

Indicates a default. Default generally is defined as one of the following:

●	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
●	Bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
●	Distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Description of Fitch Ratings’ Country Ceilings Ratings:

Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the IDR scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Intervention through capital or currency controls where an issuer is prevented comprehensively by its own government from paying out on cross-border bonds, held by investors both inside and outside its borders, would typically lead to a T&C default.

Description of Fitch Ratings’ Sovereigns, Public Finance and Global Infrastructure Obligations:

Ratings of public finance obligations, infrastructure and project finance obligations on the long-term scale, structured finance and fund finance obligations only consider the obligations’ relative vulnerability to default.

In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

Recovery Ratings are only assigned to infrastructure and project finance obligations, to indicate likely recovery prospects upon request. They are assessed in parallel to instrument ratings and typically do not influence the obligation rating, which remains premised on vulnerability to default.

AAA: Highest Credit Quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B: Highly Speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Very low margin for safety. Default is a real possibility.

CC: Very High Levels of Credit Risk. Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk. Default appears imminent or inevitable.

D: Default. Indicates a default. Default generally is defined as one of the following:

●	Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
●	Bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
●	Distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).

Structured Finance Defaults

Imminent default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs

Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible write-down of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the write-down may prove to be temporary (and the loss may be written up again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the write-down then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the write-down later be deemed as irreversible, the credit rating will be lowered to “D”.

Notes:

In the case of structured finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf” denotes an issue that is a structured finance transaction.

Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default Risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix C

Procedures for Shareholders to Submit Nominee Candidates

A Fund shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Governance and Nominating Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than one hundred and twenty (120) calendar days nor more than one hundred and thirty-five (135) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act, adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance and Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

C-1

Part C OTHER INFORMATION Item 28. Exhibits

(a)	(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 as amended and restated as of August 18, 2011 (the “Declaration of Trust”) is incorporated herein by reference to Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2012 (https://www.sec.gov/Archives/edgar/data/874835/000119312512083239/d280172dex99a1.htm).

(2) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant, effective as of January 24, 2023, is incorporated herein by reference to Post-Effective Amendment No. 94 to the Registrant’s Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2023 (“Post-Effective Amendment No. 94”)

(https://www.sec.gov/Archives/edgar/data/874835/000119312523101549/d441588dex99a2.htm).

(3) Amended and Restated Designation of Classes, effective as of January 24, 2023, is incorporated herein by reference to Post-Effective Amendment No. 94 (https://www.sec.gov/Archives/edgar/data/874835/000119312523101549/d441588dex99a3.htm).

(b)	The Registrant’s Bylaws as amended and restated as of April 14, 2020 are incorporated herein by reference to Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 16, 2021 (“Post-Effective Amendment No. 90”) (https://www.sec.gov/Archives/edgar/data/0000874835/000119312521118773/d133742dex99b.htm).

(c)	Instruments defining rights of security holders of series of the Registrant are contained in the Registrant’s Declaration of Trust and Bylaws, each as amended to date, which are incorporated herein by reference to Exhibits (a) and (b) of this Item 28.

(d)	(1) Management Agreement between the Registrant, on behalf of Western Asset Core Plus VIT Portfolio, and Franklin Templeton Fund Adviser, LLC (“FTFA”) (formerly known as Legg Mason Partners Fund Advisor, LLC) dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 90 (https://www.sec.gov/Archives/edgar/data/0000874835/000119312521118773/d133742dex99d1.htm).

(2) Management Agreement between the Registrant, on behalf of Western Asset Variable Global High Yield Bond Portfolio, and FTFA dated July 31, 2020, is incorporated herein by reference to Post-Effective Amendment No. 90 (https://www.sec.gov/Archives/edgar/data/0000874835/000119312521118773/d133742dex99d2.htm).

(3) Management Agreement between the Registrant, on behalf of Western Asset Long Credit VIT, and FTFA, dated March 21, 2023, is incorporated herein by reference to Post-Effective Amendment No. 94 (https://www.sec.gov/Archives/edgar/data/874835/000119312523101549/d441588dex99d3.htm).

(4) Subadvisory Agreement between FTFA and Western Asset Management Company, LLC (“WAM”), with respect to Western Asset Core Plus VIT Portfolio, dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 90 (https://www.sec.gov/Archives/edgar/data/0000874835/000119312521118773/d133742dex99d3.htm).

(5) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Variable Global High Yield Bond Portfolio, dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 90 (https://www.sec.gov/Archives/edgar/data/0000874835/000119312521118773/d133742dex99d4.htm).

(6) Subadvisory Agreement between FTFA and WAM, with respect to Western Asset Long Credit VIT, dated March 21, 2023, is incorporated herein by reference to Post-Effective Amendment No. 94 (https://www.sec.gov/Archives/edgar/data/874835/000119312523101549/d441588dex99d6.htm).

(7) Subadvisory Agreement between WAM and Western Asset Management Company Limited (“WAMCL”), with respect to Western Asset Core Plus VIT Portfolio, dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 90 (https://www.sec.gov/Archives/edgar/data/0000874835/000119312521118773/d133742dex99d5.htm).

(8) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Variable Global High Yield Bond Portfolio, dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 90 (https://www.sec.gov/Archives/edgar/data/0000874835/000119312521118773/d133742dex99d6.htm).

(9) Subadvisory Agreement between WAM and WAMCL, with respect to Western Asset Long Credit VIT, dated March 21, 2023, is incorporated herein by reference to Post-Effective Amendment No. 94 (https://www.sec.gov/Archives/edgar/data/874835/000119312523101549/d441588dex99d9.htm).

(10) Subadvisory Agreement between WAM and Western Asset Management Ltd (“WAM Japan”), with respect to Western Asset Core Plus VIT Portfolio, dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 90 (https://www.sec.gov/Archives/edgar/data/0000874835/000119312521118773/d133742dex99d7.htm).

(11) Subadvisory Agreement between WAM and Western Asset Management Company Pte. Ltd. (“Western Singapore”), with respect to Western Asset Core Plus VIT Portfolio, dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 90 (https://www.sec.gov/Archives/edgar/data/0000874835/000119312521118773/d133742dex99d8.htm).

(12) Subadvisory Agreement between WAM and Western Singapore, with respect to Western Asset Variable Global High Yield Bond Portfolio, dated July 31, 2020 is incorporated herein by reference to Post-Effective Amendment No. 90 (https://www.sec.gov/Archives/edgar/data/0000874835/000119312521118773/d133742dex99d9.htm).

(e)	(1) Distribution Agreement dated July 31, 2020, by and between the Registrant and Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), relating to Western Asset Core Plus VIT Portfolio and Western Asset Variable Global High Yield Bond Portfolio, is incorporated herein by reference to Post-Effective Amendment No. 90 (https://www.sec.gov/Archives/edgar/data/0000874835/000119312521118773/d133742dex99e.htm).

(2) Appendix A to Distribution Agreement relating to Western Asset Core Plus VIT Portfolio, Western Asset Variable Global High Yield Bond Portfolio and Western Asset Long Credit VIT is incorporated herein by reference to Post-Effective Amendment No. 94 (https://www.sec.gov/Archives/edgar/data/874835/000119312523101549/d441588dex99e2.htm).

(f)	(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on January 26, 2007 (“Post-Effective Amendment No. 36”) (https://www.sec.gov/Archives/edgar/data/874835/000119312507013880/dex99f1.htm).

(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 36 (https://www.sec.gov/Archives/edgar/data/874835/000119312507013880/dex99f2.htm).

(3) Legg Mason Investment Series (formerly, Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 36 (https://www.sec.gov/Archives/edgar/data/874835/000119312507013880/dex99f3.htm).

(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan dated as of July 10, 2006, is incorporated herein by reference to Post-Effective Amendment No. 36 (https://www.sec.gov/Archives/edgar/data/874835/000119312507013880/dex99f4.htm).

(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 36 (https://www.sec.gov/Archives/edgar/data/874835/000119312507013880/dex99f5.htm).

(g)	(1) Custodian Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2018. (“Post- Effective Amendment No. 84”) (https://www.sec.gov/Archives/edgar/data/874835/000119312518117861/d548020dex99g3.htm).

(2) Amendment to Custodian Services Agreement with The Bank of New York Mellon, dated as of March 28, 2023, is incorporated herein by reference to Post-Effective Amendment No. 94 (https://www.sec.gov/Archives/edgar/data/874835/000119312523101549/d441588dex99g2.htm).

(3) Fund Accounting Services Agreement with The Bank of New York Mellon dated as of January 1, 2018 is incorporated herein by reference to Post-Effective Amendment No. 84 (https://www.sec.gov/Archives/edgar/data/874835/000119312518117861/d548020dex99g4.htm).

(4) Amendment to Fund Accounting Services Agreement with The Bank of New York Mellon, dated as of March 28, 2023, is incorporated herein by reference to Post-Effective Amendment No. 94 (https://www.sec.gov/Archives/edgar/data/874835/000119312523101549/d441588dex99g4.htm).

(h)	(1) Form of Transfer Agent and Shareholder Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 18, 2022. (“Post-Effective Amendment No. 91”) (https://www.sec.gov/Archives/edgar/data/874835/000119312522107518/d250196dex99h1.htm).

(2) License Agreement between the Trust and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on May 1, 2006 (https://www.sec.gov/Archives/edgar/data/874835/000095012306005464/y17060exv99whw3.htm).

(3) Board Resolutions regarding Expense Limitation Arrangements are filed herewith.

(i)	(1) Opinion and Consent of Counsel regarding legality of the shares being registered is incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 27, 2007 (https://www.sec.gov/Archives/edgar/data/874835/000119312507093929/dex99i5.htm).

(2) Opinion and Consent of Counsel regarding legality of Class II shares of Western Asset Core Plus VIT Portfolio being registered is incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 20, 2015 (https://www.sec.gov/Archives/edgar/data/874835/000119312515137862/d867645dex99i2.htm).

(3) Opinion and Consent of Counsel regarding legality of the shares of Western Asset Long Credit VIT is incorporated herein by reference to Post-Effective Amendment No. 94 (https://www.sec.gov/Archives/edgar/data/874835/000119312523101549/d441588dex99i3.htm).

(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of the Registrant, on behalf of Western Asset Core Plus VIT Portfolio, Western Asset Variable Global High Yield Bond Portfolio and Western Asset Long Credit VIT, dated May 14, 2020, is incorporated herein by reference to Post-Effective Amendment No. 94 (https://www.sec.gov/Archives/edgar/data/874835/000119312523101549/d441588dex99m.htm).

(n)	Rule 18f-3 Multiple Class Plan dated February 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on November 30, 2007 (https://www.sec.gov/Archives/edgar/data/874835/000119312507257119/dex99n.htm).

(o)	(1) Power of Attorney, dated January 5, 2026, is filed herewith.

(2) Power of Attorney, dated January 5, 2026, is filed herewith.

(3) Power of Attorney, dated January 5, 2026, is filed herewith.

(p)	(1) Franklin Distributors, LLC Broker-Dealer Personal Trading Policy is incorporated herein by reference to Post- Effective Amendment No. 91 (https://www.sec.gov/Archives/edgar/data/874835/000119312522107518/d250196dex99p1.htm).

(2) Franklin Templeton Personal Investments and Insider Trading Policy, dated November 17, 2025, is filed herewith.

(3) Code of Ethics of the Registrant, WAM, WAMCL, Western Singapore and certain supervised affiliates is incorporated herein by reference to Post-Effective Amendment No. 96 (https://www.sec.gov/Archives/edgar/data/874835/000119312524098726/d48193dex99p3.htm).

(4) Code of Ethics of Western Japan, dated October 27, 2021, is incorporated herein by reference to Post-Effective Amendment No. 96 (https://www.sec.gov/Archives/edgar/data/874835/000119312524098726/d48193dex99p4.htm).

(5) Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A, as filed with the SEC on April 20, 2016 (https://www.sec.gov/Archives/edgar/data/874835/000119312516547826/d126836dex99p4.htm).

101.INS XBRL	Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCH XBRL	Taxonomy Extension Schema Document

101.CAL XBRL	Taxonomy Extension Calculation Linkbase Document

101.DEF XBRL	Taxonomy Extension Definition Linkbase Document

101.LAB XBRL	Taxonomy Extension Labels Linkbase Document

101.PRE XBRL	Taxonomy Extension Presentation Linkbase Document

Item 29.	Persons Controlled by or under Common Control with the Registrant

None

Item 30.	Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust requires that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify, defend and hold Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), its officers, directors and employees and any person who controls Franklin Distributors within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Franklin Distributors, its officers, directors and employees or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Franklin Distributors or such other parties against any liability to the Registrant or its shareholders to which Franklin Distributors or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements provide that the manager or subadvisor, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements further provide that the manager or the subadvisor, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect the manager or the subadvisor, as applicable, against any liability to the Fund to which the manager or subadvisor, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31.	Business and Other Connections of Investment Advisers

Franklin Templeton Fund Adviser, LLC (“FTFA”)

FTFA is an indirect wholly-owned subsidiary of Franklin Resources, Inc. (“Resources”) and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). During the last two fiscal years, the directors and officers of FTFA have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of FTFA are listed in Schedules A and D of Form ADV filed by FTFA pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-66785). FTFA is located at One Madison Avenue, New York, New York 10010.

Western Asset Management Company, LLC (“Western Asset”)

Western Asset is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Asset have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Asset are listed in Schedules A and D of Form ADV filed by Western Asset pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-8162). Western Asset is located at 385 E. Colorado Blvd, Pasadena, CA 91101.

Western Asset Management Company Limited (“WAMCL”)

WAMCL is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of WAMCL have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of WAMCL are listed in Schedules A and D of Form ADV filed by WAMCL pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-21068). WAMCL is located at 10 Exchange Square, Primrose Street, London, EC2A 2EN United Kingdom.

Western Asset Management Company Pte. Ltd. (“Western Singapore”)

Western Singapore is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Singapore have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Singapore are listed in Schedules A and D of Form ADV filed by Western Singapore pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-67298). Western Singapore is located at 1 George Street #23-01, Singapore, 049145.

Western Asset Management Company Ltd. (“Western Japan”)

Western Japan is an indirect wholly-owned subsidiary of Resources and is registered as an investment adviser under the Advisers Act. During the last two fiscal years, the directors and officers of Western Japan have not been engaged in any business, profession, vocation or employment of a substantial nature other than as directors or officers of Resources, other Resources subsidiaries and/or other Resources affiliated investment companies. The names and titles of the officers and directors of Western Japan are listed in Schedules A and D of Form ADV filed by Western Japan pursuant to the Advisers Act, the text of which Schedules are incorporated herein by reference (SEC File No. 801-68224). Western Japan is located at 5-1 Marunouchi 1-Chome, Chiyoda-Ku, Tokyo, 100-6536, Japan.

Item 32.	Principal Underwriters

(a) Franklin Distributors, LLC (“Franklin Distributors”) (formerly known as Legg Mason Investor Services, LLC), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants:

Franklin Alternative Strategies Funds

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin Custodian Funds

Franklin ETF Trust

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Managed Trust

Franklin Municipal Securities Trust

Franklin Mutual Series Funds

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton ETF Trust

Franklin Templeton Trust

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Institutional Fiduciary Trust

Templeton Developing Markets Trust

Templeton Funds

Templeton Global Investment Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds

George Putnam Balanced Fund

Putnam Asset Allocation Funds

Putnam Convertible Securities Fund

Putnam Diversified Income Trust

Putnam ETF Trust

Putnam Focused International Equity Fund

Putnam Funds Trust

Putnam Global Health Care Fund

Putnam Global Income Trust

Putnam High Yield Fund

Putnam Income Fund

Putnam International Equity Fund

Putnam Investment Funds

Putnam Large Cap Value Fund

Putnam Money Market Fund

Putnam Mortgage Securities Fund

Putnam Sustainable Leaders Fund

Putnam Target Date Funds

Putnam Tax-Free Income Trust

Putnam Variable Trust

Legg Mason ETF Investment Trust

Legg Mason Global Asset Management Trust

Legg Mason Partners Income Trust

Legg Mason Partners Institutional Trust

Legg Mason Partners Investment Trust

Legg Mason Partners Money Market Trust

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Western Asset Funds, Inc.

Templeton Developing Markets Trust

Templeton Funds

Templeton Global Investment Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds

George Putnam Balanced Fund

Putnam Asset Allocation Funds

Putnam Convertible Securities Fund

Putnam Diversified Income Trust

Putnam ETF Trust

Putnam Focused International Equity Fund

Putnam Funds Trust

Putnam Global Health Care Fund

Putnam Global Income Trust

Putnam High Yield Fund

Putnam Income Fund

Putnam International Equity Fund

Putnam Investment Funds

Putnam Large Cap Value Fund

Putnam Money Market Fund

Putnam Mortgage Securities Fund

Putnam Sustainable Leaders Fund

Putnam Target Date Funds

Putnam Tax-Free Income Trust

Putnam Variable Trust

Legg Mason ETF Investment Trust

Legg Mason Global Asset Management Trust

Legg Mason Partners Income Trust

Legg Mason Partners Institutional Trust

Legg Mason Partners Investment Trust

Legg Mason Partners Money Market Trust

Legg Mason Partners Variable Equity Trust

Legg Mason Partners Variable Income Trust

Western Asset Funds, Inc.

Franklin Distributors is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of Franklin Distributors is listed below:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH UNDERWRITER – FRANKLIN DISTRIBUTORS	POSITIONS AND OFFICES WITH REGISTRANT
Daniel Ernesto Gamba	Chief Executive Officer	None
One Madison Avenue
New York, NY 10010

Jeffrey Masom	President	None
1201 Wills Street
Baltimore, MD 21231

Kenneth Cieprisz	Vice President and Chief Compliance Officer	None

One Madison Avenue
New York, NY 10010

David Paterson	Chief Financial Officer and Designated Financial	None
One Franklin Parkway	Principal
San Mateo, CA 94403

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

Legg Mason Partners Variable Income Trust

One Madison Avenue

New York, NY 10010

With respect to the Registrant’s Investment Advisers:

Franklin Templeton Fund Adviser, LLC

One Madison Avenue

New York, NY 10010

Western Asset Management Company, LLC

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London EC2A2EN

United Kingdom

Western Asset Management Company Pte. Ltd.

1 George Street, #23-01

Singapore 049145

Western Asset Management Company Ltd.

5-1 Marunouchi

1-Chome Chiyoda-Ku

Tokyo 100-6536

Japan

With respect to the Registrant’s Custodian:

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

With respect to the Registrant’s Transfer Agent:

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670

With respect to the Registrant’s Distributor:

Franklin Distributors, LLC

One Franklin Parkway

San Mateo, CA 94403-1906

Item 34.	Management Services

Not Applicable

Item 35.	Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS VARIABLE INCOME TRUST, hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 20th day of April, 2026.

LEGG MASON PARTNERS VARIABLE INCOME TRUST, on behalf of its series:

Western Asset Core Plus VIT Portfolio

Western Asset Long Credit VIT

Western Asset Variable Global High Yield Bond Portfolio

By:	/s/ Jane E. Trust
Jane E. Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on this 20th day of April, 2026.

Signature	Title

/s/ Jane E. Trust	President, Chief Executive Officer and Trustee
Jane E. Trust

/s/ Christopher Berarducci	Principal Financial Officer and Treasurer
Christopher Berarducci

/s/ Robert Abeles, Jr.*
Robert Abeles, Jr.	Trustee

/s/ Jane F. Dasher*	Trustee
Jane F. Dasher

/s/ Anita L. DeFrantz*	Trustee
Anita L. DeFrantz

/s/ Susan B. Kerley*	Trustee
Susan B. Kerley

/s/ Ronald L. Olson*	Trustee
Ronald L. Olson

/s/ Avedick B. Poladian*	Trustee
Avedick B. Poladian

/s/ William E.B. Siart*	Trustee
William E.B. Siart

/s/ Jaynie M. Studenmund*	Trustee
Jaynie M. Studenmund

/s/ Peter J. Taylor*	Trustee
Peter J. Taylor

/s/ Michael Larson*	Trustee
Michael Larson

*By:	/s/ Jane E. Trust
Jane E. Trust

*	Attorney in Fact, pursuant to Power of Attorney.

Exhibit Index

(h)(3)	Board Resolutions regarding Expense Limitation Arrangements

(j)	Consent of Independent Registered Public Accounting Firm

(o)(1)	Power of Attorney, dated January 5, 2026

(o)(2)	Power of Attorney, dated January 5, 2026

(o)(3)	Power of Attorney, dated January 5, 2026

(p)(2)	Franklin Templeton Personal Investments and Inside Trading Policy, dated November 17, 2025

EX-101.INS XBRL  Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

EX-101.SCH XBRL  Taxonomy Extension Schema Document

EX-101.CAL XBRL  Taxonomy Extension Calculation Document

EX-101.DEF XBRL  Taxonomy Extension Definition Document

EX-101.LAB XBRL  Taxonomy Extension Labels Document

EX-101.PRE XBRL  Taxonomy Extension Presentation Document